UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21934

RiverNorth Funds

(Exact name of registrant as specified in charter)

325 North LaSalle Street, Suite 645

Chicago, IL 60654

(Address of principal executive offices) (Zip code)

Marc L. Collins

325 North LaSalle Street, Suite 645

Chicago, IL 60654

(Name and address of agent for service)

Registrant's telephone number, including area code: 312-832-1440

Date of fiscal year end: 09/30

Date of reporting period: 09/30/2018

Item 1.	Reports to Stockholders.

OPPORTUNISTIC INVESTMENT STRATEGIES

RIVERNORTH®

9.30.2018

Annual Report

RIVERNORTH CORE OPPORTUNITY FUND

RIVERNORTH/DOUBLELINE STRATEGIC INCOME FUND

RIVERNORTH/OAKTREE HIGH INCOME FUND

RN

RiverNorth Funds	Table of Contents

Shareholder Letter	2
Opportunistic Closed-End Fund Strategies
Portfolio Update	4
RiverNorth Core Opportunity Fund	8
RiverNorth/DoubleLine Strategic Income Fund	13
RiverNorth/Oaktree High Income Fund	18
RiverNorth Funds Schedule of Investments and Financial Statements
Disclosure of Fund Expenses	24
Schedule of Investments
RiverNorth Core Opportunity Fund	26
RiverNorth/DoubleLine Strategic Income Fund	30
RiverNorth/Oaktree High Income Fund	73
Statement of Assets and Liabilities
RiverNorth Core Opportunity Fund	91
RiverNorth/DoubleLine Strategic Income Fund	93
RiverNorth/Oaktree High Income Fund	95
Statement of Operations
RiverNorth Core Opportunity Fund	97
RiverNorth/DoubleLine Strategic Income Fund	98
RiverNorth/Oaktree High Income Fund	99
Statements of Changes in Net Assets
RiverNorth Core Opportunity Fund	100
RiverNorth/DoubleLine Strategic Income Fund	102
RiverNorth/Oaktree High Income Fund	104
Financial Highlights
RiverNorth Core Opportunity Fund	106
RiverNorth/DoubleLine Strategic Income Fund	114
RiverNorth/Oaktree High Income Fund	118
Notes to Financial Statements	125
Report of Independent Registered Public Accounting Firm	145
Additional Information	146
Trustees & Officers	148

RiverNorth Funds	Shareholder Letter

September 30, 2018 (Unaudited)

Dear Fellow Shareholders,

It has been ten years since the financial crisis. Unprecedented low interest rates and low inflation have resulted in new stock market highs coupled with record low volatility. Investors investing in a passive basket of equities ten years ago in the depths of the financial crisis, would potentially have tripled their money and experienced little volatility along the way. Unfortunately, most investors missed the bulk of the bull market, as the fear of investing in the throes of the financial crisis was too difficult to overcome, despite investing rule #1: “buy low – sell high.”

Not sure about you, but we believe the next ten years will be different. While our crystal ball is murky on what asset classes will actually outperform over the next ten years, we are encouraged that closed-end fund discounts are currently attractive. Investors today can buy virtually any asset class through a closed-end fund at a significant discount to its net asset value. This includes both so called “risk-on” and “risk-off” asset classes. We are also encouraged that volatility is starting to pick up. This gives RiverNorth the opportunity to potentially extract excess returns from closed-end funds. For example, owning a fixed income closed-end fund trading at a 10% discount that narrows to 5% results in 5.6%1 of excess return in addition to the underlying asset’s performance. Of course, the discount could also widen, most likely as a result of increased volatility or fear in the marketplace. In this case, we are typically more excited to buy cheaper assets by selling non-closed-end fund exposure to buy similar exposure in a wrapper trading at a wider discount. This is what makes RiverNorth’s closed-end fund trading strategies so unique, the ability to increase and decrease closed-end fund exposure as discounts narrow and widen. Historically, the result has been the more volatility the better the opportunity to add additional return from closed-end fund discounts ebbing and flowing.

With mostly retail investors controlling the approximate $270 billion closed-end fund universe one can imagine that fear and greed gets exacerbated through closed-end fund discounts and premiums. We view this as the opportunity. Fortunately for us, we believe closed-end funds are misunderstood, presenting more pockets of opportunity. For one, many investors just look at price. Little do they understand, closed-end funds are regulated investment companies and are required to pay out almost all of their income and realized gains annually. The result may be an asymmetric price profile, meaning the chances of the price increasing over the years is unlikely (especially if it’s a fixed income fund) and the chances of it going down is very likely.

On the surface, this sounds like a poor investment until you factor in the compelling distributions investors receive every year. This is why we believe that investors should look only at total return results vs. price returns. For example, purchasing a closed-end fund at $20 per share, distributes $3 per share of realized gains and income, and has an ending price of $19 per share results in a total return of approximately 10%, despite the price going down $12. Making matters worse, most investor’s statements don’t reflect the total return and only show the change in price, which is typically lower than when they purchased the security. This statement risk only reinforces the inefficiencies in the closed-end fund universe.

Closed-end funds (CEF) in the past year have been shunned as there have only been two initial public offerings (IPOs) in the past twelve months and discounts are abound. Heeding to buy low, RiverNorth is more active now than anytime post the financial crisis putting capital to work through opportunistic investments in closed-end funds. With a backdrop of increasing interest rates, record highs in the equity markets, tight credit spreads, and very attractive closed-end fund discount levels we are more than excited about the future.

2	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Shareholder Letter

September 30, 2018 (Unaudited)

We are pleased to provide you with the 2018 Annual Report for the RiverNorth Funds. The report reviews our three opportunistic closed-end strategies: the RiverNorth Core Opportunity Fund (ticker: RNCIX and RNCOX), the RiverNorth/DoubleLine Strategic Income Fund (tickers: RNSIX and RNDLX), and the RiverNorth/Oaktree High Income Fund (tickers: RNHIX and RNOTX).

Please visit www.rivernorth.com for additional information.

We thank you for your investment and trust in managing your assets.

Respectfully,

Patrick W. Galley, CFA
President and Chief Investment Officer
RiverNorth Funds

[1]	Illustrative excess return calculation. Assumptions: Net Asset Value (NAV) = $20

1st Market Price (MP) trades at a 10% discount to NAV = MP1 = $20 – ($20*10%) = $18
2nd Market Price (MP) trades at a 5% discount to NAV = MP2 = $20 – ($20*5%) = $19 Excess Return = (MP2 / MP1) – 1 = ($19/$18) - 1 = 5.6%

[2]	In the example provided, distributions are not guaranteed. If distributions ceased, performance would be affected.

Definitions:

Opinions and estimates offered constitute our judgment and are subject to change.

The financial crisis of 2007-2008, also known as the global financial crisis and the 2008 financial crisis, is considered by many economists to have been the worst financial crisis since the Great Depression of the 1930s.

The price at which a closed-end fund trades often varies from its NAV. Some funds have market prices below their net asset values, referred to as a discount. Conversely, come funds have market prices above their net asset values, referred to as a premium.

Risk-on risk-off refers to changes in investment activity in response to global economic patterns. During periods when risk is perceived as low, risk-on risk-off theory states that investors tend to engage in higher-risk investments; when risk is perceived as high, investors have the tendency to gravitate toward lower-risk investments.

Credit spread is the difference in yield between two bonds of similar maturity but different credit quality. Widening credit spreads indicate growing concern about the ability of corporate (and other private) borrowers to service their debt. Narrowing credit spreads indicate improving private creditworthiness.

Annual Report | September 30, 2018	3

RiverNorth Funds	Portfolio Update

 September 30, 2018 (Unaudited)

Closed-End Fund Market Overview and Outlook

In the past twelve months, the average closed-end fund1 reported a market price total return of 0.00% and a net asset value (NAV) total return of positive 3.03%. Looking at the category returns, the market price total return for equity+hybrid*1, taxable bond1 and municipal bond1 funds were positive 5.09%, positive 0.49% and negative 5.90%, respectively. The net asset value total returns were positive 5.89%, positive 2.86% and 0.12%, respectively. At month-end September 30, 2018, the average discount on equity+hybrid, taxable bond and municipal bond funds were 6.1%, 4.6% and 9.1%, respectively.

We have to imagine that most investors dislike closed-end funds (CEFs) today. There were very few winners over the past twelve months. Most equity funds massively underperformed the S&P 500. Many taxable bond funds have reported positive NAV returns, but negative market price returns due to discount widening. And on average, municipal funds have punished investors despite having flat NAV returns. Adding insult to injury, most bond funds lowered their distribution rate one or more times in the past year. Lower income, higher volatility and year-to-date price declines are three good reasons for many to hit the sell button, especially during tax-loss season.

But, one man’s trash is another man’s treasure. Negative sentiment in the CEFs market has pushed discounts to historically attractive levels. Over the past twenty years, the average discount on municipal bond funds has been narrower 97% of the time.2 We also see many taxable bond funds trading at double-digit discounts, including many funds with strong year-to-date net asset value total returns. We are finding less opportunity in the equity closed-end fund market, but there are pockets of value, most notably in non-US equity funds.

Looking forward, we are especially bullish on two categories of CEFs – bank loan and municipal bond funds. We have waited a long time to get aggressive on bank loan funds. We had been waiting for distributions to rise and for selling pressure to subside. Investors had plowed money into bank loan funds from 2013 to 2015 in anticipation of distribution growth. As we know now, distribution growth in bank loan CEFs did not occur until 2018 and therefore many early investors have been disappointed and their selling pressure has been an overhang for the sector. We now believe most of the selling pressure is behind us and distributions may increase. As a result, we think that discounts could narrow substantially in 2019. Although municipal bonds are basically the opposite of bank loans, we also see capital gains potential in municipal CEFs. Here we agree with the market – dividends should come down and duration is probably too high. However, we believe discounts are simply too wide. We anticipate that investors will come back to the municipal closed-end fund market as early as December and discounts should narrow through March 2019.

We are cautious on most equity and hybrid CEFs that have experienced very strong net asset value returns. We think equity CEFs are showing textbook overvaluation in this long bull market. We have seen tech heavy equity CEFs trading at 15% premiums to NAV. That’s a good sign that investors are overpaying for past performance. We believe discounts on many equity CEFs could widen out at least a couple hundred basis points if/when this bull market stumbles. RiverNorth will be waiting for future dislocations.

4	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2018 (Unaudited)

*	Equity+ hybrid refer to the combination of equity closed-end funds and hybrid closed-end funds. For further information, please see the definition page.

[1]	Source: RiverNorth. Derived from Morningstar and Bloomberg data.

[2]	Source: Morningstar, RiverNorth

Definitions:

Asset-Backed Securities (ABS) – ABS are bonds or notes backed by financial assets.

Bank of America Merrill Lynch Developed Markets High Yield Constrained Index – contains all securities in the BofA Merrill Lynch Global High Yield index from developed markets countries but cap issuer exposure at 2%. Developed markets is defined as an FX-G10 member, a Western European nation, or a territory of the U.S. or a Western European nation. The index tracks the performance of USD, CAD, GBP and EUR denominated below investment grade corporate debt publicly issued in the major domestic or Eurobond markets. Qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch).

Basis Point (bps or bip) – A common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001), and is used to denote the percentage change in a financial instrument.

Bloomberg Barclays Capital U.S. Aggregate Bond Index – The Barclays Capital U.S. Aggregate Bond Index is an unmanagedi ndex of investment-grade fixed-rate debt issues with maturities of at least one year.

Bloomberg Barclays U.S. Corporate High Yield Index – The Bloomberg Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market.

Bullish – Investors who believe that a stock price will increase over time are said to be bullish.

Bull Market – A bull market is the condition of a financial market of a group of securities in which prices are rising or are expected to rise.

Business Development Company (BDC) – A business development company (BDC) is an organization that invests in and helps small- and medium-size companies grow in the initial stages of their development.

Collateralized Loan Obligation (CLO) – a security backed by a pool of debt, often low-rated corporate loans. The investor receives scheduled debt payments from the underlying loans but assumes most of the risk in the event that borrowers default.

Collateralized Mortgage Obligation (CMO) – A CMO refers to a type of mortgage-backed security that contains a pool of mortgages bundled together and sold as an investment.

Commercial Mortgage Backed Securities (CMBS) – Commercial mortgage-backed securities (CMBS) are a type of mortgage-backed security that is secured by mortgages on commercial properties, instead of residential real estate.

Annual Report | September 30, 2018	5

RiverNorth Funds	Portfolio Update

September 30, 2018 (Unaudited)

Coupon – A coupon is the annual interest rate paid on a bond, expressed as a percentage of the face value.

Credit Suisse Leveraged Loan Index – tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated "5B" or lower, meaning that the highest rated issues included in this index are Moody's/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

Default – the failure to promptly pay interest or principal when due.

Discount – The price at which a closed-end fund trades often varies from its net asset value (NAV). The price is said to be a discount to the NAV when it is below the NAV.

Duration – Duration is a measure of the sensitivity of the price of a fixed income investment to a change in interest rates.

Equity Closed-End Funds – Domestic equity closed-end funds are defined as funds investing their assets primarily in U.S. equity securities; generally, these funds are seeking long-term capital appreciation rather than income.

Federal Funds Rate – the interest rate at which a depository institution lends funds maintained at the Federal Reserve to another depository institution overnight.

High Yield Corporates – A high-yield corporate bond is a type of corporate bond that offers a higher rate of interest because of its higher risk of default.

Hybrid Closed-End Funds – Hybrid closed-end funds are funds investing in both equity and fixed-income securities in U.S. and foreign countries, with an emphasis on developed countries. Funds are categorized into this peer group if they have a policy of investing no more than 70% of their assets in either equities or fixed income.

LIBOR – is the world’s most widely-used benchmark for short-term interest rates. It serves as the primary indicator for the average rate at which banks that contribute to the determination of LIBOR may obtain short-term loans in the London interbank market.

Morningstar U.S. Fund Allocation Category - 50% to 70% Equity – Funds in allocation categories seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%.

Mortgage-Backed Securities (MBS) – MBS are asset-backed securities that are secured by a mortgage or collection of mortgages.

Par – Par is a term that refers to a financial instrument that is trading at its face value.

6	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2018 (Unaudited)

Residential Mortgage-Backed Securities (RMBS) – RMBS are a type of mortgage-backed debt obligation whose cash flows come from residential debt, such as mortgages, home-equity loans and subprime mortgages.

S&P 500 Index – The S&P 500 is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy based on the changing aggregate market value of these 500 stocks. The index cannot be invested in directly and does not reflect fees and expenses.

Sector Spread – The spread between the interest rate offered in two sectors of the bond market for issues of the same maturity.

Senior Loan – A senior loan is a debt financing obligation issued by a bank or similar financial institution to a company or individual that holds legal claim to the borrower's assets above all other debt obligations.

Special-Purpose Acquisition Company (SPAC) – A special-purpose acquisition company uses an initial public offering (IPO) to raise money it will use to purchase or merge with an existing company.

Subprime Loan – a type of loan that is offered at a higher interest rate to individuals who do not qualify for prime rate loans. Subprime borrowers are often turned away from traditional lenders because of their low credit ratings or other factors that suggest that they have a reasonable chance of defaulting on the debt repayment.

U.S. Treasuries – Negotiable U.S. Government debt obligations, backed by its full faith and credit.

U.S. Treasury Curve – The U.S. Treasury yield curve compares the yields of short-term Treasury bills with long-term Treasury notes and bonds.

Yield – The yield is the income return on an investment. This refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment's cost, its current market value or its face value.

Annual Report | September 30, 2018	7

RiverNorth Funds	Portfolio Update

September 30, 2018 (Unaudited)

RiverNorth Core Opportunity Fund

What is the RiverNorth Core Opportunity Fund's investment strategy?

The RiverNorth Core Opportunity Fund ("the Fund") invests in a broad range of equity, fixed income and short-term securities. To implement the Fund's tactical asset allocation, the adviser generally invests in closed-end funds (CEF), exchange-traded funds (ETF) and business development companies (BDC). Additionally, the Fund also invests in special-purpose acquisition companies (SPAC).

How did the RiverNorth Core Opportunity Fund perform relative to its benchmark during the reporting period?

For the twelve month period ended September 30, 2018, the Class I share (symbol: RNCIX) returned 5.92% and the Class R share (symbol: RNCOX) returned 5.70%. The S&P 500 Index returned 17.91%, and the Morningstar U.S. Fund Allocation Category - 50% to 70% Equity returned 6.52% during the same period. Funds in allocation categories seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%.

Comparison of a $10,000 Investment in the RiverNorth Core Opportunity Fund Class R, the Blend Index, and the S&P 500® Index.

8	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2018 (Unaudited)

Comparison of a $5,000,000 Investment in the RiverNorth Core Opportunity Fund Class I, the Blend Index, and the S&P 500® Index.

Average Annual Total Returns for Periods Ended September 30, 2018

	1-Year	3-Year	5-Year	10 Year	Since Inception(1)(2)
RiverNorth Core Opportunity Fund – Class I (RNCIX)(3)	5.92%	11.91%	7.58%	10.68%	8.07%
RiverNorth Core Opportunity Fund – Class R (RNCOX)	5.70%	11.65%	7.32%	10.41%	7.81%
Blend Index(4)	9.99%	10.77%	9.22%	8.91%	6.95%
S&P 500® Index(4)	17.91%	17.31%	13.95%	11.97%	8.54%

(1)	Inception date of Class R is December 27, 2006.

(2)	Inception date of Class I is August 11, 2014.

(3)	In presenting performance information for the newer Institutional share class of the Fund, the Fund includes, for periods prior to the offering of the Institutional share class, the operating expense ratio and performance of the Fund’s Retail share class, adjusted to reflect the class-related operating expenses of the Institutional share class. Actual expense differentials across classes will vary over time. The performance of the Fund’s newer Institutional share class would have been substantially similar to the performance of the Fund’s Retail share class because both share classes of the Fund are invested in the same portfolio of securities and would have differed only to the extent that the classes do not have the same expenses (although differences in expenses between share classes may change over time).

Annual Report | September 30, 2018	9

RiverNorth Funds	Portfolio Update

September 30, 2018 (Unaudited)

(4)	Blend Index consists of 60% S&P 500® Index and 40% Bloomberg Barclays Capital U.S. Aggregate Bond Index. S&P 500® Index is a capitalization-weighted index of 500 stocks. The Bloomberg Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses. The S&P 500® and Blend Indices are indices only and cannot be invested in directly.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or www.rivernorth.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expense for the Fund as disclosed in the prospectus dated January 28, 2018: 2.39% (RNCIX), 2.64% (RNCOX). In presenting expense information for the newer Institutional share class of the Fund, the Fund includes, for periods prior to the offering of the Institutional share class, the operating expense ratio of the Fund’s Retail share class, adjusted to reflect the class-related operating expenses of the Institutional share class. Actual expense differentials across share classes will vary over time. The annualized net expense ratio in this annual report dated September 30, 2018 is 1.17% (RNCIX) and 1.41% (RNCOX). The expense ratio as disclosed in the Fund’s annual report dated September 30, 2018 only includes the direct expenses paid by shareholders from their investment. The expense ratio as disclosed in the Fund’s prospectus dated January 28, 2018 is required to include the indirect expenses of investing in underlying funds.

What contributing factors were responsible for the RiverNorth Core Opportunity Fund's relative performance during the period?

With respect to the equity portion of the portfolio, discount narrowing among high distribution US equity focused CEFs contributed to performance over the period. The biggest detractor from performance was the Fund’s exposure to emerging market equity funds.

With respect to the fixed income portion of the portfolio, relative performance benefitted from the net asset value (NAV) returns of CEFs in lower credit quality sectors, such as high yield and bank loan funds, as the NAV returns of funds in these sectors generally outperformed the Barclays Capital U.S. Aggregate Bond Index. However, discount widening in general among fixed income CEFs detracted from performance, as did exposure to emerging market income CEFs.

How was the RiverNorth Core Opportunity Fund positioned at the end of September 2018?

We have allocated 59% of the portfolio to equity, 43% to fixed income, 6% to Special Purpose Acquisition Companies and 3% to cash. Closed-end fund exposure was 54%. Allocations exceed 100% due to leverage utilized by the underlying funds.

We have reduced our exposure to equity CEFs over the past year as discounts have narrowed, and increased exposure to equity ETFs. We also reduced cash and added exposure to Special Purpose Acquisition Companies.

10	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2018 (Unaudited)

Investment Vehicle Allocation(1) (percentages are based on net assets)

The allocation does not add up to 100% due to rounding.

Asset Class Allocation(1) (percentages are based on net assets)

Fixed Income Allocation(1)(2) (percentages are based on net assets)

The allocation does not add up to 100% as it reflects the estimated leverage utilized by the underlying funds and the effects of a total return swap.

Portfolio detail statistics are estimates made by the adviser and are subject to change.

(1)	Convertible Security Risk – the market value of convertible securities adjusts with interest rates and the value of the underlying stock. Exchange Traded Note Risk – exchange traded notes represent unsecured debt of the issuer and may be influenced by interest rates, credit ratings of the issuer or changes in value of the reference index. Fixed Income Risk – the market value of fixed income securities adjusts with interest rates and the securities are subject to issuer default. Foreign/Emerging Market Risk – foreign securities may be subject to inefficient or volatile markets, different regulatory regimes or different tax policies. These risks may be enhanced in emerging markets. Management Risk – there is no guarantee that the adviser’s investment decisions will produce the desired results. Large Shareholder Purchase and Redemption Risk – The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Market Risk – economic conditions, interest rates and political events may affect the securities markets. REIT Risk – the value of REITs changes with the value of the underlying properties and changes in interest rates and are subject to additional fees. Security Risk – The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio. Short Sale Risk – short positions are speculative, are subject to transaction costs and are riskier than long positions in securities. Small-Cap Risk – small- cap companies are more susceptible to failure, are often thinly traded and have more volatile stock prices. Structured Notes Risk – because of the imbedded derivative feature, structured notes are subject to more risk than investing in a simple note or bond. Swap Risk – swap agreements are subject to counterparty default risk and may not perform as intended. Underlying Fund Risk – underlying funds have additional fees, may utilize leverage, may not correlate to an intended index and may trade at a discount to their net asset values.

Annual Report | September 30, 2018	11

RiverNorth Funds	Portfolio Update

September 30, 2018 (Unaudited)

(2)	Credit quality allocation reflects a fixed-income portfolio weighted average of the credit breakdown of each closed-end fund as provided by the adviser of said closed-end fund. If a credit breakdown is not provided by the adviser, Bloomberg is used. Investment grade refers to a bond rated BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s. High yield refers to a bond rate lower than investment grade. For more information about securities ratings, please see the Fund’s Statement of Additional information at www.rivernorth.com.

12	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2018 (Unaudited)

RiverNorth/DoubleLine Strategic Income Fund

What is the RiverNorth/DoubleLine Strategic Income Fund's investment strategy?

The RiverNorth/DoubleLine Strategic Income Fund ("the Fund") invests in a broad range of fixed income securities of U.S. and foreign issuers, including closed-end funds (“CEFs”).

Assets of the Fund are tactically managed across three strategies (or sleeves). RiverNorth oversees the strategy weights and manages the Tactical Closed-End Fund Income Strategy. The RiverNorth strategy provides diversified exposure to the fixed income market through opportunistic investments in bond CEFs, and business development companies (BDC). Sector allocations are based on RiverNorth's assessment of relative value among asset classes and CEFs. Jeffrey Gundlach, CEO and CIO of DoubleLine, and his team oversee the Opportunistic Income and Core Fixed Income Strategies. The Opportunistic Income Strategy seeks to achieve positive absolute returns and is managed without duration constraints. The Core Fixed Income Strategy incorporates an active asset allocation approach in an effort to mitigate risk and achieve the highest possible risk-adjusted returns.

How did the RiverNorth/DoubleLine Strategic Income Fund perform relative to its benchmark during the reporting period?

For the twelve month period ended September 30, 2018, the Class I share (symbol: RNSIX) returned 0.33% and the Class R share (symbol: RNDLX) returned 0.07%. The Bloomberg Barclays Capital U.S. Aggregate Bond Index returned -1.22%, during the same period.

Comparison of a $10,000 Investment in the RiverNorth/DoubleLine Strategic Income Fund and the Barclays Capital U.S. Aggregate Bond Index

Annual Report | September 30, 2018	13

RiverNorth Funds	Portfolio Update

September 30, 2018 (Unaudited)

Average Annual Total Returns for Periods Ended September 30, 2018

	1-Year	3-Year	5-Year	Since Inception(1)
RiverNorth/DoubleLine Strategic Income Fund – Class I (RNSIX)	0.33%	4.61%	4.61%	5.81%
RiverNorth/DoubleLine Strategic Income Fund – Class R (RNDLX)	0.07%	4.31%	4.34%	5.56%
Bloomberg Barclays Capital U.S. Aggregate Bond Index(2)	-1.22%	1.31%	2.16%	2.72%

(1)	Inception date is December 30, 2010.

(2)	The Bloomberg Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. The index cannot be invested in directly and does not reflect fees and expenses.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or www.rivernorth.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expense for the Fund as disclosed in the prospectus dated January 28, 2018: 1.61% (RNSIX), 1.86% (RNDLX). The annualized net expense ratio in this annual report dated September 30, 2018 is 0.86% (RNSIX) and 1.11% (RNDLX). The expense ratio as disclosed in the Fund’s annual report dated September 30, 2018 only includes the direct expenses paid by shareholders from their investment. The expense ratio as disclosed in the Fund’s prospectus dated January 28, 2018 is required to include the indirect expenses of investing in underlying funds.

What contributing factors were responsible for the RiverNorth/DoubleLine Strategic Income Fund's relative performance during the period?

RiverNorth Tactical Closed-End Fund Income Sleeve

The RiverNorth sleeve’s performance relative to the Fund’s index benefitted from exposure to CEFs that invest in securities with lower credit quality, as this area of the market outperformed the Fund’s benchmark index over the year. Discount widening among fixed income CEFs detracted from performance, as did exposure to emerging market income CEFs.

DoubleLine Opportunistic Income Sleeve

For the 12-month period ended September 30, 2018, the Rivernorth Opportunistic Income portfolio outperformed the Bloomberg Barclays Aggregate Bond Index return of -1.22%. The positive performance was driven by interest carry from non-agency residential mortgage-backed securities (RMBS) and the increased valuations on Puerto Rico Municipals. Other securitized credit sectors were also accretive to returns due to interest income. Prices were generally down across the portfolio as the U.S. Treasury curve flattened with 2-year and 10-year yields up 134 basis points (bps) and 73 bps, respectively. Agency MBS were the largest detractors to performance due to their longer duration profile. Subprime securities within non-Agency RMBS outperformed as prices increased.

14	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2018 (Unaudited)

DoubleLine Core Fixed Income Sleeve

The Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index’s return of -1.22% over the 12-month period ended September 30, 2018. The outperformance can largely be attributed to a combination of being underweight duration relative to the benchmark, and strong performance from sectors such as Collateralized Loan Obligations (CLO), Commercial Mortgage Backed Securities (CMBS), and Residential Mortgage Backed Securities (RMBS). While a small allocation, High Yield Corporates were also a positive contributor to the portfolio further adding to outperformance. Of note, allocations to CLOs increased on three separate occasions throughout the year, starting at 4% of the portfolio and finishing the year at 8.5%. Over the past 12-months, the US yield curve flattened by 61bps with the 2-year portion rising 134bps and the 10-year portion rising 73bps. With the exception of Emerging Markets, spreads on risk assets were tighter across the board year over year. As to be expected during a period of rising rates and spread compression, the only sector that did not outperform the overall benchmark was U.S. Treasuries. Allocation decreases relative to the prior year were to U.S. Treasuries and Agency RMBS.

How was the RiverNorth/DoubleLine Strategic Income Fund positioned at the end of September 2018?

We have allocated 43%, 36% and 21% to the Tactical Closed-end Fund, Opportunistic Income and Core Fixed Income sleeves, respectively. Compared to one year ago, the Fund holds less cash and has a higher exposure to corporate credit, municipal bonds, and government bonds.

Strategy (“Sleeve”) Allocation

Annual Report | September 30, 2018	15

RiverNorth Funds	Portfolio Update

September 30, 2018 (Unaudited)

Credit Quality Distribution(1)(2) (percentages are based on net assets)

Totals may not add up to 100% due to rounding.

Sector Breakdown(1) (percentages are based on net assets)

The allocation does not add up to 100% as it reflects the estimated leverage utilized by the underlying funds and the effects of a total return swap.

Portfolio detail statistics are estimates made by the adviser and are subject to change.

(1)	Asset-Backed Security Risk – the risk that the value of the underlying assets will impair the value of the security. Borrowing Risk – borrowings increase fund expenses and are subject to repayment, possibly at inopportune times. Convertible Security Risk – the market value of convertible securities adjusts with interest rates and the value of the underlying stock. Defaulted Securities Risk – defaulted securities carry the risk of uncertainty of repayment. Derivatives Risk – derivatives are subject to counterparty risk. Exchange Traded Note Risk – exchange traded notes represent unsecured debt of the issuer and may be influenced by interest rates, credit ratings of the issuer or changes in value of the reference index. Fixed Income Risk – the market value of fixed income securities adjusts with interest rates and the securities are subject to issuer default. Foreign/Emerging Market Risk – foreign securities may be subject to inefficient or volatile markets, different regulatory regimes or different tax policies. These risks may be enhanced in emerging markets. Liquidity Risk – illiquid investments may be difficult or impossible to sell. Large Shareholder Purchase and Redemption Risk – The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Management Risk – there is no guarantee that the adviser’s or sub-adviser’s investment decisions will produce the desired results. Market Risk – economic conditions, interest rates and political events may affect the securities markets. Mortgage-Backed Security Risk – mortgage backed securities are subject to credit risk, pre-payment risk and devaluation of the underlying collateral. Portfolio Turnover Risk – increased portfolio turnover results in higher brokerage expenses and may impact the tax status of distributions. Rating Agency Risk – rating agencies may change their ratings or ratings may not accurately reflect a debt issuer’s creditworthiness. REIT Risk – the value of REITs changes with the value of the underlying properties and changes in interest rates and are subject to additional fees. Security Risk – The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio. Structured Notes Risk – because of the imbedded derivative feature, structured notes are subject to more risk than investing in a simple note or bond. Swap Risk – swap agreements are subject to counterparty default risk and may not perform as intended. Underlying Fund Risk – underlying funds have additional fees, may utilize leverage, may not correlate to an intended index and may trade at a discount to their net asset values.

16	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2018 (Unaudited)

(2)	For the sleeve managed by RiverNorth, credit quality allocation reflects a fixed-income portfolio weighted average of the credit breakdown of each closed-end fund as provided by the advisor of said closed-end fund. If a credit breakdown is not provided by the advisor, Bloomberg is used. For the sleeves managed by DoubleLine, credit quality allocation is determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (S&P, Moody’s and Fitch). Investment grade refers to a bond rated BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s. High yield refers to a bond rated lower than investment grade. For more information about securities ratings, please see the Fund’s Statement of Additional Information at www.rivernorth.com.

Annual Report | September 30, 2018	17

RiverNorth Funds	Portfolio Update

September 30, 2018 (Unaudited)

RiverNorth/Oaktree High Income Fund

What is the RiverNorth/Oaktree High Income Fund's investment strategy?

The RiverNorth/Oaktree High Income Fund ("the Fund") invests in a broad range of income producing securities including both fixed income and equity securities.

Assets of the Fund are tactically managed across three income strategies (or sleeves). RiverNorth manages the Tactical Closed-End Fund Strategy. This strategy is designed to provide diversified fixed income and equity income exposure through opportunistic investments in closed-end funds (CEFs). Oaktree Capital Management, LP manages the High Yield Bond and Senior Loan Strategies on a global basis. Oaktree will tactically manage the allocation between the High Yield Bond and Senior Loan Strategies based both on market opportunities and the risk and reward trade-offs between the two asset classes.

How did the RiverNorth/Oaktree High Income Fund perform relative to its benchmark during the reporting period?

For the 12-month period ended September 30, 2018, the Class I share (symbol: RNHIX) returned 2.22% and the Class R share (symbol: RNOTX) returned 2.07%. The Bank of America Merrill Lynch Non- Financial Developed High Yield Constrained Index and Credit Suisse Leveraged Loan Index returned 2.09% and 5.24%, respectively, during the same period.

Comparison of a $10,000 Investment in the RiverNorth/Oaktree High Income Fund, BofA ML Non-Financial Developed HY Constrained Index and the CS Leveraged Loan Index

18	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2018 (Unaudited)

Average Annual Total Returns for the Period Ended September 30, 2018

	1-Year	3-Year	5-Year	Since Inception(1)
RiverNorth/Oaktree High Income Fund –Class I (RNHIX)	2.22%	6.42%	4.70%	4.34%
RiverNorth/Oaktree High Income Fund –Class R (RNOTX)	2.07%	6.20%	4.43%	4.09%
BofA ML Non-Financial Developed HY Constrained Index(2)	2.09%	7.94%	4.74%	4.89%
CS Leveraged Loan Index(2)	5.24%	5.31%	4.28%	4.47%

(1)	Inception date is December 28, 2012.

(2)	The BofA Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index contains all securities in the BofA Merrill Lynch Global High Yield index from developed markets countries but cap issuer exposure at 2%. Developed markets is defined as an FX-G10 member, a Western European nation, or a territory of the U.S. or a Western European nation. The index tracks the performance of USD, CAD, GBP and EUR denominated below investment grade corporate debt publicly issued in the major domestic or Eurobond markets. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch). CS Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries. The Bofa Merrill Lynch Non-Financial Developed Markets High Yield Constrained and the CS Leveraged Loan Indices are indices only and cannot be invested in directly.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or www.rivernorth.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Total Annual Operating Expense for the Fund as disclosed in the prospectus dated January 28, 2018: 1.88% (RNHIX), 2.13% (RNOTX). The adviser has contractually agreed to defer the collection of fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses) to 1.35% (RNHIX) and 1.60% (RNOTX) of the average daily net assets of the Fund through January 31, 2019. The annualized net expense ratio in this annual report dated September 30, 2018 is 1.36% (RNHIX) and 1.61% (RNOTX). The expense ratio as disclosed in the Fund’s annual report dated September 30, 2018 only includes the direct expenses paid by shareholders from their investment. The expense ratio as disclosed in the Fund’s prospectus dated January 28, 2018 is required to include the indirect expenses of investing in underlying funds.

Annual Report | September 30, 2018	19

RiverNorth Funds	Portfolio Update

September 30, 2018 (Unaudited)

What contributing factors were responsible for the RiverNorth/Oaktree High Income Fund's relative performance during the period?

RiverNorth Tactical Closed-End Fund Sleeve

The portfolio’s overweighting of high yield CEFs compared to bank loan funds detracted from performance. In addition, discount widening negatively impacted both high yield and bank loan CEFs over the period.

Oaktree High Yield Bond & Senior Loan Sleeve

Volatility, particularly within the credit markets, saw a marked increase during the twelve month period ended September 30, 2018. Beginning in late 4Q2017, high yield bonds decoupled from rallying equities amid massive outflows from the high yield bond ETFs and mutual funds. This divergence extended into 2018 and was further exacerbated by concerns around rising interest rates. Conversely, senior loans benefitted from the rising rate environment and were a top performer among major credit asset classes during the period. The asset class experienced limited volatility with stable, coupon-like performance, largely driven by robust demand from record CLO formation.

Despite increased volatility, investors’ appetite for risk remained as CCC-rated bonds and loans outperformed their higher rated counterparts. Sound credit fundamentals and negligible default activity supported this risk-taking sentiment. Looking forward, we anticipate little stress on the fundamental side outside of a handful of struggling retail, energy and telecom issuers. We also expect defaults to remain low as a reflection of this positive economic backdrop.

How was the RiverNorth/Oaktree High Income Fund positioned at the end of September 2018?

The Fund allocation was 18% RiverNorth Tactical Closed-End Fund and 82% Oaktree High Yield Bond and Senior Loan. The closed-end fund sleeve is primarily invested in the common shares of closed-end funds. Over the past year we have decreased cash and increased the Fund's allocation to high yield.

Oaktree High Yield Bond & Senior Loan Sleeve

We believe our portfolios remain defensively positioned and are constructed to preserve capital in the event of a market downturn. Our loan investments may see some near-term benefit from further increases in LIBOR following the latest federal funds rate hike in September. With that said, we remain cautious in our approach with a continued unwillingness to stretch for yield. To reiterate the view of our Chairman Howard Marks in his latest memo, “… this is the kind of environment – marked by too much money chasing too few deals – in which investors should emphasize caution over aggressiveness.”

Bond rating disclosure: A bond rating is a grade given to a bond that indicates its credit quality. Private independent rating services provide these evaluations of a bond issuer's financial strength or its ability to pay a bond's principal and interest in a timely fashion. Bond ratings are expressed as letters ranging from "AAA," which is the highest grade, to "C" or "D" ("junk"), which is the lowest grade.

20	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2018 (Unaudited)

Strategy Allocation

Credit Quality Distribution(1)(2) (percentages are based on net assets)

Totals may not add up to 100% due to rounding.

Sector Breakdown(1) (percentages are based on net assets)

The allocation does not add up to 100% as it reflects the leverage utilized by the underlying funds.

Annual Report | September 30, 2018	21

RiverNorth Funds	Portfolio Update

September 30, 2018 (Unaudited)

High Yield & Bank Loan Geographic Breakdown

Totals may not add up to 100% due to rounding.

Portfolio detail statistics are estimates made by the adviser and are subject to change.

(1)	Borrowing Risk – borrowings increase fund expenses and are subject to repayment, possibly at inopportune times. Closed-End Fund Risk – closed-end funds are exchange traded, may trade at a discount to their net asset values and may deploy leverage. Convertible Security Risk – the market value of convertible securities adjusts with interest rates and the value of the underlying stock. Credit Derivatives Risk – the use of credit derivatives is highly specialized, involves default, counterparty and liquidity risks and may not perfectly correlate to the underlying asset or liability being hedged. Currency Risk – foreign currencies will rise or decline relative to the U.S. dollar. Distressed and Defaulted Securities Risk – defaulted securities carry the risk of uncertainty of repayment. Equity Risk – equity securities may experience volatility and the value of equity securities may move in opposite directions from each other and from other equity markets generally. Fixed Income Risk – the market value of fixed income securities adjusts with interest rates and the securities are subject to issuer default. Foreign/Emerging Market Risk – foreign securities may be subject to inefficient or volatile markets, different regulatory regimes or different tax policies. These risks may be enhanced in emerging markets. Floating Interest Rate Risk – loans pay interest based on the London Interbank Offered Rate (LIBOR) and a decline in LIBOR could negatively impact the Fund’s return. Investment Style Risk – investment strategies may come in and out of favor with investors and may underperform or outperform at times. Large Shareholder Purchase and Redemption Risk – The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Loans Risk – loans may be unrated or rated below investment grade and the pledged collateral may lose value. Secondary trading in loans is not fully-developed and may result in illiquidity. Management Risk – there is no guarantee that the adviser’s or sub-adviser’s investment decisions will produce the desired results. Market Risk – economic conditions, interest rates and political events may affect the securities markets. Portfolio Turnover Risk – increased portfolio turnover results in higher brokerage expenses and may impact the tax status of distributions. Preferred Stock Risk – preferred stocks generally pay dividends, but may be less liquid than common stocks, have less priority than debt instruments and may be subject to redemption by the issuer. Security Risk – the value of the Fund may increase or decrease in response to the prospects of the issuers of securities and loans held in the Fund. Swap Risk – swap agreements are subject to counterparty default risk and may not perform as intended. Underlying Fund Risk – underlying funds have additional fees, may utilize leverage, may not correlate to an intended index and may trade at a discount to their net asset values. Valuation Risk – Loans and fixed-income securities are traded “over the counter” and because there is no centralized information regarding trading, the valuation of loans and fixed-income securities may vary.

22	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2018 (Unaudited)

(2)	For the sleeve managed by RiverNorth, credit quality allocation reflects a fixed-income portfolio weighted average of the credit breakdown of each closed-end fund as provided by the advisor of said closed-end fund. If a credit breakdown is not provided by the advisor, Bloomberg is used. For the sleeves ma For the sleeves managed by Oaktree, the sub-adviser uses a proprietary credit scoring matrix to rank potential investments. This process offers a systematic way of reviewing the key quantitative and qualitative variables impacting credit quality for each investment. Investment grade refers to a bond rated BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s. High yield refers to a bond rated lower than investment grade. For more information about securities ratings, please see the Fund’s Statement of Additional Information at www.rivernorth.com.

Annual Report | September 30, 2018	23

RiverNorth Funds	Disclosure of Fund Expenses

September 30, 2018 (Unaudited)

Expense Example

As a shareholder of the RiverNorth Funds (the "Trust" or "Funds"), you incur two types of costs: (1) transaction costs (such as the 2% fee on redemptions of Fund shares made within 90 days of purchase); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, April 1, 2018, and held for the six months ended September 30, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your variable account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

24	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Disclosure of Fund Expenses

September 30, 2018 (Unaudited)

	Beginning Account Value 04/01/2018	Ending Account Value 09/30/2018	Expense Ratio(a)	Expenses Paid During Period(b)
RiverNorth Core Opportunity Fund
Class I Shares
Actual	$1,000.00	$1,034.10	1.20%	$6.12
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	1.20%	$6.07
Class R Shares
Actual	$1,000.00	$1,033.50	1.44%	$7.34
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	1.44%	$7.28
RiverNorth/DoubleLine Strategic Income Fund
Class I Shares
Actual	$1,000.00	$1,008.70	0.86%	$4.33
Hypothetical (5% return before expenses)	$1,000.00	$1,020.76	0.86%	$4.36
Class R Shares
Actual	$1,000.00	$1,006.40	1.11%	$5.58
Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	1.11%	$5.62
RiverNorth/Oaktree High Income Fund
Class I Shares
Actual	$1,000.00	$1,018.70	1.36%	$6.88
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	1.36%	$6.88
Class R Shares
Actual	$1,000.00	$1,018.50	1.61%	$8.15
Hypothetical (5% return before expenses)	$1,000.00	$1,017.00	1.61%	$8.14

(a)	Annualized, based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), then divided by 365. Note this expense example is typically based on a six-month period.

Annual Report | September 30, 2018	25

RiverNorth Core Opportunity Fund	Schedule of Investments

September 30, 2018

Shares/Description		Value
CLOSED-END FUNDS - 53.72%
304,575	Aberdeen Emerging Markets Equity Income Fund, Inc.	$2,089,385
466,790	Aberdeen Total Dynamic Dividend Fund	4,098,416
451,404	AllianzGI NFJ Dividend Interest & Premium Strategy Fund	5,913,392
291,636	BlackRock Credit Allocation Income Trust	3,569,625
193,151	BrandywineGLOBAL Global Income Opportunities Fund, Inc.	2,109,209
364,597	Clough Global Opportunities Fund	3,952,231
160,121	Cornerstone Strategic Value Fund, Inc.	2,241,694
54,857	Cornerstone Total Return Fund, Inc.	761,415
115,009	Eaton Vance Limited Duration Income Fund	1,458,314
3	Franklin Limited Duration Income Trust	31
58,568	Highland Floating Rate Opportunities Fund	903,119
153,791	Kayne Anderson MLP/Midstream Investment Co.	2,745,169
587,323	Liberty All Star® Equity Fund	3,999,670
38,073	Morgan Stanley Emerging Markets Debt Fund, Inc.	330,093
77,652	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	523,374
91,874	Neuberger Berman High Yield Strategies Fund, Inc.	1,006,020
48,498	NexPoint Credit Strategies Fund	1,086,355
182,008	Nuveen AMT-Free Quality Municipal Income Fund	2,304,221
242,127	Nuveen Credit Strategies Income Fund	1,929,752
127,691	Nuveen Intermediate Duration Quality Municipal Term Fund	1,571,876
188,030	Nuveen Mortgage Opportunity Term Fund	4,512,720
72,530	Nuveen Mortgage Opportunity Term Fund 2	1,668,190
156,224	Nuveen Quality Municipal Income Fund	1,998,105
55,949	PGIM Global Short Duration High Yield Fund, Inc.	776,013
532,854	Sprott Focus Trust, Inc.	3,932,463
635,041	Templeton Global Income Fund	3,886,451
184,210	Tortoise MLP Fund, Inc.	2,962,097
46,853	Voya Emerging Markets High Income Dividend Equity Fund	378,104
387,977	Western Asset Emerging Markets Debt Fund, Inc.	5,206,651
719,524	Western Asset High Income Opportunity Fund, Inc.	3,424,934

TOTAL CLOSED-END FUNDS (Cost $69,351,067)		71,339,089

COMMON STOCKS - 6.00%
35,274	Big Rock Partners Acquisition Corp.(a)	352,740
29,885	Black Ridge Acquisition Corp.(a)	291,379
44,762	CM Seven Star Acquisition Corp.(a)	451,201
18,166	Draper Oakwood Technology Acquisition, Inc., Class A(a)	170,579
9,711	Far Point Acquisition Corp., Class A(a)	93,541
75,837	Gordon Pointe Acquisition Corp.(a)	746,995
40,973	Haymaker Acquisition Corp., Class A(a)	399,876
1	Haymaker Acquisition Corp.(a)	10
24,181	Industrea Acquisition Corp., Class A(a)	246,646
29,414	Legacy Acquisition Corp., Class A(a)	285,628

See Notes to Financial Statements.

26	(888) 848-7569 | www.rivernorth.com

RiverNorth Core Opportunity Fund	Schedule of Investments

September 30, 2018

Shares/Description		Value
41,843	Leisure Acquisition Corp.(a)	$405,459
1	Leisure Acquisition Corp.(a)	10
12,752	LF Capital Acquisition Corp., Class A(a)	121,909
62,602	MTech Acquisition Corp.(a)	638,540
54,611	One Madison Corp., Class A(a)	530,819
82,651	Opes Acquisition Corp.(a)	814,112
56,421	Pensare Acquisition Corp.(a)	561,953
32,602	Pure Acquisition Corp.(a)	316,403
1	Pure Acquisition Corp.(a)	10
19,187	Thunder Bridge Acquisition, Ltd., Class A(a)	186,306
37,631	Tiberius Acquisition Corp.(a)	362,763
19,178	Trident Acquisitions Corp.(a)	188,326
15,528	Trinity Merger Corp., Class A(a)	152,640
19,229	Twelve Seas Investment Co.(a)	183,060
29,556	Union Acquisition Corp.(a)	288,171
18,162	VectoIQ Acquisition Corp.(a)	173,810

TOTAL COMMON STOCKS (Cost $7,681,561)		7,962,886

EXCHANGE-TRADED FUNDS - 33.78%
187,653	PowerShares® FTSE RAFI Emerging Markets Portfolio	3,966,984
61,419	PowerShares® FTSE RAFI US 1000 Portfolio	7,294,735
85,000	SPDR® S&P 500® ETF Trust	24,711,200
77,070	Vanguard® FTSE Developed Markets ETF	3,334,819
135,426	Vanguard® FTSE Emerging Markets ETF	5,552,466

TOTAL EXCHANGE-TRADED FUNDS (Cost $39,191,267)		44,860,204

PREFERRED STOCKS - 0.06%
3,054	General American Investors Co., Inc., Series B, 5.950%(b)	79,575

TOTAL PREFERRED STOCKS (Cost $74,399)		79,575

Shares/Description		Rate	Maturity	Value
BUSINESS DEVELOPMENT COMPANY NOTES - 1.37%
United States - 1.37%
26,021	KCAP Financial, Inc.	6.13%	09/30/2022	655,729
46,726	TriplePoint Venture Growth BDC Corp.	5.75%	07/15/2022	1,168,884
				1,824,613

TOTAL BUSINESS DEVELOPMENT COMPANY NOTES (Cost $1,818,675)				1,824,613

See Notes to Financial Statements.

Annual Report | September 30, 2018	27

RiverNorth Core Opportunity Fund	Schedule of Investments

September 30, 2018

Shares/Description		Rate	Maturity	Value
U.S. GOVERNMENT BONDS AND NOTES - 3.75%
$4,996,100	U.S. Treasury Notes	1.13%	01/31/2019	$4,976,550

TOTAL U.S. GOVERNMENT BONDS AND NOTES (Cost $4,984,857)				4,976,550

Shares/Description		Value
RIGHTS - 0.07%
35,274	Big Rock Partners Acquisition Corp., Strike Price 11.50, Expires 12/31/2049(a)	14,462
14,943	Black Ridge Acquisition Corp., Strike Price 11.50, Expires 10/25/2022(a)	4,810
44,762	CM Seven Star Acquisition Corp., Strike Price 11.50, Expires 11/06/2018(a)	22,381
18,166	Draper Oakwood Technology Acquisition, Inc., Strike Price 11.50, Expires 09/30/2024(a)	9,265
56,421	Pensare Acquisition Corp., Strike Price 11.50, Expires 08/08/2022(a)	25,344
29,556	Union Acquisition Corp., Strike Price 11.50, Expires 12/31/2049(a)	11,823

TOTAL RIGHTS (Cost $71,441)		88,085

WARRANTS - 0.37%
17,637	Big Rock Partners Acquisition Corp., Strike Price 11.50, Expires 12/01/2022(a)	5,483
44,826	Black Ridge Acquisition Corp., Strike Price 11.50, Expires 10/25/2022(a)	19,275
22,381	CM Seven Star Acquisition Corp., Strike Price 11.50, Expires 11/06/2018(a)	10,519
9,083	Draper Oakwood Technology Acquisition, Inc., Strike Price 11.50, Expires 09/30/2024(a)	5,359
14,121	Falcon Minerals Corp., Strike Price 11.50, Expires 08/15/2022(a)	24,035
3,237	Far Point Acquisition Corp., Strike Price 11.50, Expires 06/01/2025(a)	5,341
3	Franklin, Ltd. Duration Income Trust, Strike Price 10.30, Expires 10/19/2018(a)	0
75,837	Gordon Pointe Acquisition Corp., Strike Price 11.50, Expires 03/12/2019(a)	49,294
20,487	Haymaker Acquisition Corp., Strike Price 11.50, Expires 11/17/2022(a)	24,584
23,033	I-AM Capital Acquisition Co., Strike Price 11.50, Expires 10/09/2022(a)	8,062
24,181	Industrea Acquisition Corp., Strike Price 11.50, Expires 08/01/2024(a)	24,181
29,414	Legacy Acquisition Corp., Strike Price 5.75, Expires 12/01/2022(a)	12,060
20,922	Leisure Acquisition Corp., Strike Price 11.50, Expires 12/28/2022(a)	19,876
12,752	LF Capital Acquisition Corp., Strike Price 11.50, Expires 06/27/2023(a)	6,376
62,602	MTech Acquisition Corp., Strike Price 11.50, Expires 08/02/2024(a)	92,651
27,306	One Madison Corp., Strike Price 11.50, Expires 02/23/2023(a)	31,689
82,651	Opes Acquisition Corp., Strike Price 11.50, Expires 01/16/2023(a)	33,060

See Notes to Financial Statements.

28	(888) 848-7569 | www.rivernorth.com

RiverNorth Core Opportunity Fund	Schedule of Investments

September 30, 2018

Shares/Description		Value
28,211	Pensare Acquisition Corp., Strike Price 11.50, Expires 08/08/2022	$14,670
16,301	Pure Acquisition Corp., Strike Price 11.50, Expires 04/17/2023(a)	22,006
19,187	Thunder Bridge Acquisition, Ltd., Strike Price 11.50, Expires 07/17/2022(a)	8,602
37,631	Tiberius Acquisition Corp., Strike Price 11.50, Expires 04/10/2023	22,202
19,178	Trident Acquisitions Corp., Strike Price 11.50, Expires 06/14/2021(a)	5,562
15,528	Trinity Merger Corp., Strike Price 11.50, Expires 06/01/2023	7,764
19,229	Twelve Seas Investment Co., Strike Price 11.50, Expires 07/14/2023	7,884
19,229	Twelve Seas Investment Co., Strike Price 11.50, Expires 07/13/2023	6,922
29,556	Union Acquisition Corp., Strike Price 11.50, Expires 07/01/2025(a)	9,458
18,162	VectoIQ Acquisition Corp., Strike Price 11.50, Expires 06/12/2023	10,716

TOTAL WARRANTS (Cost $365,151)		487,631

TOTAL INVESTMENTS - 99.12% (Cost $123,538,418)		131,618,633
CASH SEGREGATED AT CUSTODIAN FOR TOTAL RETURN SWAP CONTRACTS - 0.30%		400,000
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.58%		772,130
NET ASSETS - 100.00%		$132,790,763

(a)	Non-income producing security.
(b)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

See Notes to Financial Statements.

Annual Report | September 30, 2018	29

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Shares/Description		Value
CLOSED-END FUNDS - 26.74%
898,507	Aberdeen Asia-Pacific Income Fund, Inc.	$3,719,819
482,160	Advent Claymore Convertible Securities and Income Fund	7,555,447
404,831	AllianceBernstein Global High Income Fund, Inc.	4,716,281
346,084	AllianceBernstein National Municipal Income Fund, Inc.	4,287,981
440,703	Ares Dynamic Credit Allocation Fund, Inc.	6,844,118
1,806,240	BlackRock Corporate High Yield Fund, Inc.	18,983,582
2,035,155	BlackRock Credit Allocation Income Trust	24,910,297
151,080	BlackRock Debt Strategies Fund, Inc.	1,683,031
391,655	BlackRock Limited Duration Income Trust	5,831,743
552,021	BlackRock Multi-Sector Income Trust	9,340,195
482,346	BlackRock Muni Intermediate Duration Fund, Inc.	6,309,086
574,739	BrandywineGLOBAL Global Income Opportunities Fund, Inc.	6,276,150
645,132	Deutsche Multi-Market Income Trust	5,793,285
17,460	Deutsche Strategic Income Trust	219,483
2,962,326	Eaton Vance Limited Duration Income Fund	37,562,294
1,073,571	Eaton Vance Senior Income Trust	6,924,533
19,510	Eaton Vance Short Duration Diversified Income Fund	251,874
146,407	Highland Floating Rate Opportunities Fund	2,257,596
1,725,921	Invesco Dynamic Credit Opportunities Fund	19,796,314
219,867	Invesco High Income Trust II	3,012,178
2,610,566	Invesco Senior Income Trust	11,225,434
605,376	MFS Charter Income Trust	4,697,718
167,343	MFS Multimarket Income Trust	925,407
483,942	Morgan Stanley Emerging Markets Debt Fund, Inc.	4,195,777
1,777,870	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	11,982,844
475,488	Neuberger Berman High Yield Strategies Fund, Inc.	5,206,594
2,672,451	Nuveen AMT-Free Quality Municipal Income Fund	33,833,230
2,361,824	Nuveen Credit Strategies Income Fund	18,823,737
84,622	Nuveen Floating Rate Income Opportunity Fund	872,453
386,267	Nuveen Global High Income Fund	6,021,902
140,954	Nuveen Preferred & Income Securities Fund	1,240,395
1,379,572	Nuveen Quality Municipal Income Fund	17,644,726
922,310	PGIM Global Short Duration High Yield Fund, Inc.	12,792,440
953,633	PGIM Short Duration High Yield Fund, Inc.	13,484,371
1,258,342	Templeton Emerging Markets Income Fund	12,583,420
3,252,294	Templeton Global Income Fund	19,904,039
2,865,792	Voya Prime Rate Trust	14,271,644
646,836	Wells Fargo Income Opportunities Fund	5,122,941
2,847,520	Western Asset Emerging Markets Debt Fund, Inc.	38,213,718
148,770	Western Asset Global Corporate Defined Opportunity Fund, Inc.	2,410,074
1,534,505	Western Asset Global High Income Fund, Inc.	13,979,340
1,017,217	Western Asset High Income Fund II, Inc.	6,449,156
6,274,114	Western Asset High Income Opportunity Fund, Inc.	29,864,783
911,858	Western Asset High Yield Defined Opportunity Fund, Inc.	13,267,534
745,377	Western Asset Inflation - Linked Securities & Income Fund	8,392,945

See Notes to Financial Statements.

30	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Shares/Description		Value
1,772,455	Western Asset Inflation-Linked Opportunities & Income Fund	$19,213,412

TOTAL CLOSED-END FUNDS (Cost $535,256,807)		502,895,321

COMMON STOCKS - 0.04%
12,164	Frontera Energy Corp.(a)	170,296
52,330	SandRidge Energy, Inc.(a)	568,827

TOTAL COMMON STOCKS (Cost $2,720,381)		739,123

OPEN-END FUNDS - 1.53%
3,003,658	RiverNorth/Oaktree High Income Fund, Class I(b)	28,777,147

TOTAL OPEN-END FUNDS (Cost $29,173,156)		28,777,147

PREFERRED STOCKS - 2.22%
340,000	Allianzgi Convertible & Income Fund, Series A, 5.625%(c)	8,547,600
103,000	Annaly Capital, Series G, 6.500%(c)	2,491,570
120,000	Annaly Capital, Series F, 6.950%(c)	3,062,400
150,000	GDL Fund, Series C, 4.000%	7,695,000
72,950	Gladstone Investment Corp., 6.250%, 09/30/2023	1,843,548
473,100	Hercules Capital, Inc., 5.250%, 04/30/2025	11,449,020
125,774	Kayne Anderson MLP/Midstream Investment Co., Series F, 3.500%	3,150,639
140,000	New Mountain Finance Corp., 5.750%, 10/01/2023	3,500,000

TOTAL PREFERRED STOCKS (Cost $41,680,762)		41,739,777

Shares/Description		Rate	Maturity	Value
BUSINESS DEVELOPMENT COMPANY NOTES - 1.10%
United States - 1.10%
205,671	KCAP Financial, Inc.	6.13%	09/30/2022	5,182,909
246,653	MVC Capital, Inc.	6.25%	11/30/2022	6,260,053
123,596	THL Credit, Inc.	6.75%	12/30/2022	3,117,437
247,369	TriplePoint Venture Growth BDC Corp.	5.75%	07/15/2022	6,188,109
				20,748,508

TOTAL BUSINESS DEVELOPMENT COMPANY NOTES (Cost $20,550,088)				20,748,508

See Notes to Financial Statements.

Annual Report | September 30, 2018	31

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
FOREIGN CORPORATE BONDS - 2.50%
Argentina - 0.07%
$500,000	Banco Macro SA(d)	6.75%	11/04/2026	$420,005
450,000	Pampa Energia SA(d)	7.50%	01/24/2027	400,320
400,000	YPF SA(d)	8.50%	07/28/2025	391,504
200,000	YPF SA(d)	6.95%	07/21/2027	175,690
				1,387,519
Australia - 0.17%
1,000,000	APT Pipelines, Ltd.(e)	4.25%	07/15/2027	976,823
265,000	Macquarie Group, Ltd.(e)(f)	3M US L + 1.023%	11/28/2023	254,938
245,000	Macquarie Group, Ltd.(e)(f)	3M US L + 1.33%	03/27/2024	244,191
500,000	Sydney Airport Finance Co. Pty, Ltd.(e)	3.38%	04/30/2025	476,418
500,000	Sydney Airport Finance Co. Pty, Ltd.(e)	3.63%	04/28/2026	478,309
775,000	Westpac Banking Corp.(f)	3M US L + 0.72%	05/15/2023	777,800
				3,208,479
Austria - 0.03%
400,000	ESAL GmbH(d)	6.25%	02/05/2023	398,500
200,000	JBS Investments GmbH(d)	7.25%	04/03/2024	204,252
				602,752
Bermuda - 0.02%
200,000	Digicel Group, Ltd.(e)	7.13%	04/01/2022	131,972
400,000	Digicel Group, Ltd.(d)	7.13%	04/01/2022	263,940
				395,912
Brazil - 0.01%
200,000	Nexa Resources SA(d)	5.38%	05/04/2027	194,800
1,500,000	OAS Finance, Ltd.(c)(e)(g)	8.88%	Perpetual Maturity	86,250
				281,050
Canada - 0.16%
330,000	1011778 BC ULC / New Red Finance, Inc.(e)	5.00%	10/15/2025	316,803
395,000	Bank of Montreal(f)	3.80%	12/15/2032	369,558
600,000	Canacol Energy, Ltd.(d)	7.25%	05/03/2025	582,750
540,000	Fortis, Inc.	2.10%	10/04/2021	516,219
310,000	Garda World Security Corp.(e)	8.75%	05/15/2025	304,575
335,000	Kronos Acquisition Holdings, Inc.(e)	9.00%	08/15/2023	316,575
290,000	Telesat Canada / Telesat LLC(e)	8.88%	11/15/2024	311,025
305,000	Tervita Escrow Corp.(e)	7.63%	12/01/2021	316,056
				3,033,561

See Notes to Financial Statements.

32	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
Cayman Islands - 0.26%
200,000	Banco BTG Pactual SA(d)	5.50%	01/31/2023	$189,215
600,000	Banco do Brasil SA(c)(d)	6.25%	12/31/2049	460,500
400,000	Banco Mercantil del Norte SA/Grand Cayman(c)(d)	7.63%	12/31/2049	406,000
200,000	Comunicaciones Celulares SA Via Comcel Trust(d)	6.88%	02/06/2024	205,125
400,000	Gran Tierra Energy International Holdings, Ltd.(d)	6.25%	02/15/2025	392,720
200,000	Grupo Aval, Ltd.(d)	4.75%	09/26/2022	198,250
366,890	Guanay Finance, Ltd.(d)	6.00%	12/15/2020	369,642
1,099,130	Interoceanica IV Finance, Ltd.(d)(h)	0.00%	11/30/2025	939,756
300,000	Itau Unibanco Holding SA Island(c)(d)	6.50%	12/31/2049	281,790
200,000	Latam Finance, Ltd.(d)	6.88%	04/11/2024	195,000
300,000	Lima Metro Line 2 Finance, Ltd.(e)	5.88%	07/05/2034	311,992
400,000	SPARC EM SPC Panama Metro Line 2 SP(e)(h)	0.00%	12/05/2022	367,960
500,000	SPARC EM SPC Panama Metro Line 2 SP(d)(h)	0.00%	12/05/2022	459,950
80,000	Transocean Guardian, Ltd.(e)	5.88%	01/15/2024	81,000
				4,858,900
Chile - 0.15%
200,000	Banco de Credito e Inversiones SA(d)	4.00%	02/11/2023	201,250
700,000	Embotelladora Andina SA(d)	5.00%	10/01/2023	732,160
900,000	Empresa de Transporte de Pasajeros Metro SA(e)	5.00%	01/25/2047	908,775
191,300	Empresa Electrica Angamos SA(d)	4.88%	05/25/2029	188,851
300,000	Engie Energia Chile SA(d)	5.63%	01/15/2021	312,123
200,000	Geopark, Ltd.(d)	6.50%	09/21/2024	201,750
200,000	VTR Finance BV(d)	6.88%	01/15/2024	204,250
				2,749,159
China - 0.02%
200,000	Alibaba Group Holding, Ltd.	2.80%	06/06/2023	192,666
300,000	Sinopec Group Overseas Development 2016, Ltd.(d)	2.75%	09/29/2026	268,323
				460,989
Colombia - 0.04%
200,000	Banco Bilbao Vizcaya Argentaria Colombia SA(d)	4.88%	04/21/2025	199,500
200,000	Bancolombia SA	4.88%	10/18/2027	192,760
100,000	Ecopetrol SA	5.88%	09/18/2023	106,800
200,000	SURA Asset Management SA(d)	4.88%	04/17/2024	200,850
				699,910

See Notes to Financial Statements.

Annual Report | September 30, 2018	33

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
Dominican Republic - 0.02%
$300,000	Banco de Reservas de la Republica Dominicana(e)	7.00%	02/01/2023	$306,000
France - 0.05%
525,000	BNP Paribas SA(e)	3.38%	01/09/2025	497,528
507,000	Orange SA	2.75%	02/06/2019	507,185
				1,004,713
Great Britain - 0.21%
510,000	Anglo American Capital PLC(e)	4.50%	03/15/2028	490,145
530,000	AstraZeneca PLC	2.38%	06/12/2022	509,429
390,000	Barclays PLC(f)	3M US L + 1.38%	05/16/2024	388,253
510,000	Credit Agricole SA/London(e)	3.75%	04/24/2023	500,707
765,000	HSBC Holdings PLC(f)	3M US L + 1.38%	09/12/2026	765,775
530,000	Lloyds Banking Group PLC(f)	3M US L + 1.205%	11/07/2028	486,196
200,000	MARB BondCo PLC(d)	7.00%	03/15/2024	189,750
300,000	MARB BondCo PLC(d)	6.88%	01/19/2025	279,937
255,000	Royal Bank of Scotland Group PLC(f)	3M US L + 1.48%	05/15/2023	247,254
				3,857,446
Guatemala - 0.01%
200,000	Energuate Trust(e)	5.88%	05/03/2027	189,900
India - 0.08%
200,000	Adani Ports & Special Economic Zone, Ltd.(d)	3.95%	01/19/2022	196,040
300,000	Bharti Airtel, Ltd.(d)	4.38%	06/10/2025	278,290
200,000	Indian Oil Corp., Ltd.	5.63%	08/02/2021	207,803
200,000	Indian Oil Corp., Ltd.	5.75%	08/01/2023	209,757
600,000	Vedanta Resources PLC(d)	6.13%	08/09/2024	560,441
				1,452,331
Ireland - 0.10%
535,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.50%	01/15/2025	504,654
325,000	Avolon Holdings Funding, Ltd.(e)	5.13%	10/01/2023	328,657
600,000	C&W Senior Financing DAC(d)	6.88%	09/15/2027	600,000
415,000	Shire Acquisitions Investments Ireland DAC	2.88%	09/23/2023	396,207
				1,829,518
Isle Of Man - 0.03%
600,000	Gohl Capital, Ltd.	4.25%	01/24/2027	573,130
Israel - 0.07%
100,000	Delek & Avner Tamar Bond, Ltd.(e)	5.08%	12/30/2023	100,676
100,000	Delek & Avner Tamar Bond, Ltd.(e)	5.41%	12/30/2025	100,709

See Notes to Financial Statements.

34	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
$1,100,000	Israel Electric Corp., Ltd.(e)	5.00%	11/12/2024	$1,119,250
				1,320,635
Japan - 0.07%
490,000	Mitsubishi UFJ Financial Group, Inc.(f)	3M US L + 0.74%	03/02/2023	491,769
785,000	Sumitomo Mitsui Financial Group, Inc.(f)	3M US L + 0.74%	01/17/2023	786,248
				1,278,017
Luxembourg - 0.06%
200,000	Cosan Luxembourg SA(d)	7.00%	01/20/2027	198,200
200,000	Millicom International Cellular SA(d)	5.13%	01/15/2028	184,750
400,000	Minerva Luxembourg SA(d)	6.50%	09/20/2026	376,500
200,000	Minerva Luxembourg SA(d)	5.88%	01/19/2028	178,250
200,000	Raizen Fuels Finance SA(d)	5.30%	01/20/2027	188,500
				1,126,200
Malaysia - 0.06%
600,000	Axiata SPV2 Bhd	3.47%	11/19/2020	597,700
600,000	Malayan Banking Bhd(f)	3.91%	10/29/2026	592,404
				1,190,104
Mauritius - 0.02%
400,000	UPL Corp., Ltd.(d)	3.25%	10/13/2021	387,232
Mexico - 0.20%
200,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander(e)	5.95%	10/01/2028	203,500
600,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander(d)(f)	5.95%	01/30/2024	605,250
600,000	BBVA Bancomer SA(d)	5.13%	01/18/2033	548,250
200,000	Cometa Energia SA de CV(d)	6.38%	04/24/2035	197,200
200,000	Credito Real SAB de CV SOFOM ER(c)(d)	9.13%	12/31/2049	199,252
400,000	Fresnillo PLC(d)	5.50%	11/13/2023	413,500
200,000	Grupo Idesa SA de CV(e)	7.88%	12/18/2020	179,000
200,000	Grupo Idesa SA de CV(d)	7.88%	12/18/2020	179,000
450,000	Mexico City Airport Trust(e)	4.25%	10/31/2026	424,687
175,942	Mexico Generadora de Energia S de rl(d)	5.50%	12/06/2032	176,162
600,000	Unifin Financiera SAB de CV SOFOM ENR(c)(d)	8.88%	12/31/2049	564,006
				3,689,807
Netherlands - 0.15%
400,000	AES Andres BV / Dominican Power Partners / Empresa Generadora de Electricidad It(e)	7.95%	05/11/2026	415,000

See Notes to Financial Statements.

Annual Report | September 30, 2018	35

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
500,000	Bharti Airtel International Netherlands BV(d)	5.13%	03/11/2023	$494,621
520,000	Enel Finance International NV(e)	4.25%	09/14/2023	513,274
600,000	Petrobras Global Finance BV	5.75%	02/01/2029	537,150
685,000	Teva Pharmaceutical Finance Netherlands III BV	2.80%	07/21/2023	610,506
200,000	VTR Finance BV(d)(e)	6.88%	01/15/2024	204,250
				2,774,801
Panama - 0.09%
388,308	Aeropuerto Internacional de Tocumen SA	5.75%	10/09/2023	400,442
500,000	Banco Internacional del Peru SAA/Panama(d)	5.75%	10/07/2020	521,750
239,566	ENA Norte Trust(d)	4.95%	04/25/2023	241,363
400,000	Global Bank Corp.(d)	5.13%	10/30/2019	403,900
200,000	Global Bank Corp.(d)	4.50%	10/20/2021	198,700
				1,766,155
Peru - 0.04%
100,000	BBVA Banco Continental SA(d)	5.00%	08/26/2022	103,500
200,000	Fondo MIVIVIENDA SA(e)	3.50%	01/31/2023	194,500
200,000	Inkia Energy, Ltd.(d)	5.88%	11/09/2027	190,752
200,000	Pesquera Exalmar SAA(d)	7.38%	01/31/2020	199,750
				688,502
Philippines - 0.06%
150,000	BDO Unibank, Inc.	2.63%	10/24/2021	144,051
600,000	BDO Unibank, Inc.	2.95%	03/06/2023	566,410
400,000	Union Bank of the Philippines	3.37%	11/29/2022	384,043
				1,094,504
Singapore - 0.16%
515,000	BOC Aviation, Ltd.(e)(f)	3M US L + 1.125%	09/26/2023	514,979
600,000	BPRL International Singapore Pte, Ltd.	4.38%	01/18/2027	566,285
200,000	DBS Group Holdings, Ltd.(c)	3.60%	12/29/2049	193,750
600,000	ONGC Videsh Vankorneft Pte, Ltd.	3.75%	07/27/2026	554,837
500,000	Temasek Financial I, Ltd.(d)	2.38%	01/23/2023	479,921
400,000	United Overseas Bank, Ltd.(f)	3.50%	09/16/2026	394,176
300,000	United Overseas Bank, Ltd.(c)	3.88%	12/31/2049	282,053
				2,986,001
South Korea - 0.03%
550,000	Korea Expressway Corp.(e)(f)	3M US L + 0.70%	04/20/2020	551,175
Spain - 0.03%
600,000	Banco Santander SA(f)	3M US L + 1.09%	02/23/2023	602,358

See Notes to Financial Statements.

36	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
Switzerland - 0.03%
640,000	Credit Suisse Group AG(e)(f)	3M US L + 1.24%	06/12/2024	$644,032

TOTAL FOREIGN CORPORATE BONDS (Cost $49,511,910)				46,990,792

U.S. CORPORATE BONDS - 3.44%
Advertising - 0.03%
500,000	Interpublic Group of Cos., Inc.	5.40%	10/01/2048	498,163
Aerospace/Defense - 0.04%
475,000	Lockheed Martin Corp.	4.70%	05/15/2046	507,558
320,000	TransDigm, Inc.	6.38%	06/15/2026	324,000
				831,558
Agriculture - 0.03%
95,000	BAT Capital Corp.(e)(f)	3M US L + 0.88%	08/15/2022	95,803
390,000	Reynolds American, Inc.	4.00%	06/12/2022	392,673
				488,476
Airlines - 0.03%
515,000	Delta Air Lines, Inc.	3.80%	04/19/2023	504,949
Auto Manufacturers - 0.13%
1,035,000	Daimler Finance North America LLC(e)(f)	3M US L + 0.84%	05/04/2023	1,039,747
420,000	Ford Motor Co.	7.45%	07/16/2031	468,814
185,000	General Motors Co.(f)	3M US L + 0.80%	08/07/2020	185,671
450,000	General Motors Financial Co., Inc.(f)	3M US L + 0.99%	01/05/2023	451,066
305,000	General Motors Financial Co., Inc.	3.95%	04/13/2024	297,330
				2,442,628
Banks - 0.11%
125,000	Capital One Financial Corp.(f)	3M US L + 0.72%	01/30/2023	124,521
755,000	Citigroup, Inc.(f)	3M US L + 1.10%	05/17/2024	761,490
330,000	Goldman Sachs Group, Inc.(f)	3M US L + 0.78%	10/31/2022	331,737
325,000	Goldman Sachs Group, Inc.(f)	3M US L + 1.17%	05/15/2026	325,485
520,000	Morgan Stanley(f)	3M US L + 1.34%	07/22/2028	493,648
				2,036,881
Beverages - 0.03%
300,000	Anheuser-Busch InBev Finance, Inc.	4.90%	02/01/2046	301,762

See Notes to Financial Statements.

Annual Report | September 30, 2018	37

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
$250,000	Anheuser-Busch InBev Worldwide, Inc.	4.60%	04/15/2048	$242,734
				544,496
Biotechnology - 0.03%
520,000	Celgene Corp.	4.35%	11/15/2047	466,599
Building Materials - 0.03%
320,000	Builders FirstSource, Inc.(e)	5.63%	09/01/2024	308,800
260,000	Owens Corning	4.40%	01/30/2048	215,799
				524,599
Chemicals - 0.04%
80,000	Hexion, Inc.	6.63%	04/15/2020	75,400
240,000	Hexion, Inc.(e)	10.38%	02/01/2022	234,600
515,000	Mosaic Co.	4.05%	11/15/2027	498,930
				808,930
Coal - 0.03%
305,000	Peabody Energy Corp.(e)	6.00%	03/31/2022	311,100
310,000	SunCoke Energy Partners LP /SunCoke Energy Partners Finance Corp.(e)	7.50%	06/15/2025	320,075
				631,175
Commercial Services - 0.03%
239,000	Prime Security Services Borrower LLC / Prime Finance, Inc.(e)	9.25%	05/15/2023	256,208
65,000	ServiceMaster Co. LLC(e)	5.13%	11/15/2024	64,341
260,000	Verscend Escrow Corp.(e)	9.75%	08/15/2026	268,775
				589,324
Containers and Packaging - 0.04%
255,000	Packaging Corp. of America	3.40%	12/15/2027	240,013
500,000	WestRock Co.(e)	3.75%	03/15/2025	491,905
				731,918
Distribution/Wholesale - 0.03%
320,000	Avantor, Inc.(e)	9.00%	10/01/2025	330,800
340,000	Beacon Roofing Supply, Inc.(e)	4.88%	11/01/2025	314,500
				645,300
Diversified Financial Services - 0.22%
568,000	Air Lease Corp.	3.75%	02/01/2022	569,370
645,000	Ally Financial, Inc.	4.13%	03/30/2020	649,031
40,000	Ally Financial, Inc.	4.25%	04/15/2021	40,380
1,045,000	American Express Co.	2.50%	08/01/2022	1,003,562
175,000	ASP AMC Merger Sub, Inc.(e)	8.00%	05/15/2025	133,875
640,000	Discover Financial Services	4.10%	02/09/2027	612,459
140,000	Nationstar Mortgage Holdings, Inc.(e)	8.13%	07/15/2023	146,972
320,000	NFP Corp.(e)	6.88%	07/15/2025	321,600
100,000	Springleaf Finance Corp.	7.13%	03/15/2026	100,000
499,000	Synchrony Financial	3.00%	08/15/2019	498,100

See Notes to Financial Statements.

38	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
$15,000	Synchrony Financial	3.95%	12/01/2027	$13,616
				4,088,965
Electric - 0.26%
230,000	Duke Energy Corp.	3.75%	09/01/2046	202,635
215,000	Duke Energy Corp.	3.95%	08/15/2047	194,245
450,000	Duke Energy Progress LLC	4.15%	12/01/2044	441,842
500,000	Edison International	4.13%	03/15/2028	495,554
1,100,000	ITC Holdings Corp.	3.25%	06/30/2026	1,039,705
250,000	NextEra Energy Capital Holdings, Inc. 3.55%		05/01/2027	240,830
335,000	NextEra Energy Operating Partners LP(e)	4.50%	09/15/2027	322,019
380,000	PSEG Power LLC	3.85%	06/01/2023	378,933
260,000	Southern California Edison Co.	4.13%	03/01/2048	248,722
1,000,000	Virginia Electric & Power Co.	3.50%	03/15/2027	978,853
325,000	Vistra Operations Co. LLC(e)	5.50%	09/01/2026	329,062
				4,872,400
Electronics - 0.04%
265,000	Arrow Electronics, Inc.	3.88%	01/12/2028	247,197
525,000	Corning, Inc.	4.38%	11/15/2057	460,951
				708,148
Engineering & Construction - 0.02%
400,000	SBA Tower Trust(e)	3.17%	04/11/2022	394,193
Entertainment - 0.04%
80,000	Delta Merger Sub, Inc.(e)	6.00%	09/15/2026	81,200
235,000	Eldorado Resorts, Inc.	6.00%	04/01/2025	238,819
295,000	GLP Capital LP / GLP Financing II, Inc. 5.75%		06/01/2028	305,136
200,000	GLP Capital LP / GLP Financing II, Inc. 5.30%		01/15/2029	200,856
				826,011
Food - 0.10%
255,000	JBS USA LUX SA / JBS USA Finance, Inc.(e)	6.75%	02/15/2028	253,725
515,000	Kroger Co.	3.40%	04/15/2022	510,986
325,000	Pilgrim's Pride Corp.(e)	5.75%	03/15/2025	314,438
320,000	Post Holdings, Inc.(e)	5.50%	03/01/2025	318,640
530,000	Smithfield Foods, Inc.(e)	4.25%	02/01/2027	499,064
				1,896,853
Forest Products & Paper - 0.03%
510,000	Georgia-Pacific LLC(e)	3.60%	03/01/2025	505,221
Healthcare-Products - 0.08%
760,000	Becton Dickinson and Co.	2.89%	06/06/2022	739,433
315,000	Universal Hospital Services, Inc.	7.63%	08/15/2020	316,544
520,000	Zimmer Biomet Holdings, Inc.	2.70%	04/01/2020	515,101
				1,571,078

See Notes to Financial Statements.

Annual Report | September 30, 2018	39

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
Healthcare-Services - 0.07%
$320,000	Centene Corp.	4.75%	01/15/2025	$320,000
35,000	Centene Corp.(e)	5.38%	06/01/2026	35,962
515,000	Halfmoon Parent, Inc.(e)(f)	3M US L + 0.89%	07/15/2023	515,365
320,000	HCA, Inc.	5.38%	09/01/2026	324,640
200,000	WellCare Health Plans, Inc.(e)	5.38%	08/15/2026	204,000
				1,399,967
Home Furnishings - 0.02%
330,000	Tempur Sealy International, Inc.	5.50%	06/15/2026	317,213
Insurance - 0.18%
300,000	Alliant Holdings Intermediate LLC /Alliant Holdings Co.-Issuer(e)	8.25%	08/01/2023	311,250
505,000	Athene Global Funding(e)	3.00%	07/01/2022	489,753
530,000	AXA Equitable Holdings, Inc.(e)	3.90%	04/20/2023	526,577
515,000	Brighthouse Financial, Inc.	3.70%	06/22/2027	457,934
855,000	Liberty Mutual Group, Inc.(e)	6.50%	05/01/2042	1,035,690
515,000	Willis North America, Inc.	4.50%	09/15/2028	515,593
				3,336,797
Internet - 0.04%
530,000	Expedia Group, Inc.	3.80%	02/15/2028	489,149
325,000	Match Group, Inc.(e)	5.00%	12/15/2027	325,032
				814,181
Investment Companies - 0.40%
5,000,000	Business Development Corp. of America(e)	5.38%	05/30/2023	4,972,650
2,500,000	FS Investment Corp.	4.25%	01/15/2020	2,502,222
				7,474,872
Leisure Time - 0.03%
260,000	Royal Caribbean Cruises, Ltd.	3.70%	03/15/2028	241,440
330,000	Viking Cruises, Ltd.(e)	5.88%	09/15/2027	322,839
				564,279
Lodging - 0.03%
505,000	Hilton Domestic Operating Co., Inc.(e)	5.13%	05/01/2026	504,369
Machinery-Construction & Mining - 0.02%
295,000	BlueLine Rental Finance Corp. / BlueLine Rental LLC(e)	9.25%	03/15/2024	310,303
Media - 0.07%
160,000	CCO Holdings LLC / CCO Holdings Capital Corp.(e)	5.75%	02/15/2026	161,000
170,000	CCO Holdings LLC / CCO Holdings Capital Corp.(e)	5.00%	02/01/2028	160,208
280,000	Cengage Learning, Inc.(e)	9.50%	06/15/2024	242,550

See Notes to Financial Statements.

40	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
$605,000	Charter Communications Operating LLC / Charter Communications Operating Capital	4.91%	07/23/2025	$614,902
170,000	CSC Holdings LLC	5.25%	06/01/2024	166,600
				1,345,260
Oil & Gas - 0.17%
480,000	Andeavor	5.13%	12/15/2026	502,795
255,000	Apache Corp.	4.38%	10/15/2028	251,207
515,000	CNOOC Finance 2015 USA LLC	3.75%	05/02/2023	511,049
160,000	EP Energy LLC / Everest Acquisition Finance, Inc.(e)	7.75%	05/15/2026	164,400
540,000	EQT Corp.	3.90%	10/01/2027	506,701
130,000	Extraction Oil & Gas, Inc.(e)	5.63%	02/01/2026	115,700
325,000	Gulfport Energy Corp.	6.38%	05/15/2025	320,937
185,000	Indigo Natural Resources LLC(e)	6.88%	02/15/2026	179,912
190,000	Nabors Industries, Inc.(e)	5.75%	02/01/2025	182,567
170,000	QEP Resources, Inc.	5.63%	03/01/2026	163,200
165,000	Sunoco LP / Sunoco Finance Corp.(e)	5.50%	02/15/2026	159,803
150,000	USA Compression Partners LP / USA Compression Finance Corp.(e)	6.88%	04/01/2026	155,438
				3,213,709
Packaging & Containers - 0.03%
325,000	Crown Americas LLC / Crown Americas Capital Corp. VI(e)	4.75%	02/01/2026	312,000
325,000	Flex Acquisition Co., Inc.(e)	6.88%	01/15/2025	312,000
				624,000
Pharmaceuticals - 0.05%
530,000	AbbVie, Inc.	4.70%	05/14/2045	510,263
500,000	CVS Health Corp.	5.05%	03/25/2048	512,780
				1,023,043
Pipelines - 0.18%
330,000	Cheniere Energy Partners LP	5.25%	10/01/2025	330,825
530,000	Enable Midstream Partners LP	4.40%	03/15/2027	509,315
480,000	Energy Transfer Partners LP	4.75%	01/15/2026	485,515
30,000	Energy Transfer Partners LP	4.20%	04/15/2027	29,016
650,000	EQT Midstream Partners LP	4.75%	07/15/2023	659,642
633,000	Kinder Morgan Energy Partners LP	6.95%	01/15/2038	767,742
585,000	Sabine Pass Liquefaction LLC	5.00%	03/15/2027	600,988
				3,383,043
REITS - 0.26%
380,000	Alexandria Real Estate Equities, Inc.	4.00%	01/15/2024	381,287
800,000	American Tower Corp.	3.38%	10/15/2026	745,944
550,000	American Tower Corp.	3.60%	01/15/2028	514,579
500,000	Boston Properties LP	4.13%	05/15/2021	508,728
800,000	Crown Castle International Corp.	3.70%	06/15/2026	765,396

See Notes to Financial Statements.

Annual Report | September 30, 2018	41

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
$515,000	Crown Castle International Corp.	3.65%	09/01/2027	$484,532
400,000	Digital Realty Trust LP	3.70%	08/15/2027	380,470
328,000	ESH Hospitality, Inc.(e)	5.25%	05/01/2025	318,980
335,000	MPT Operating Partnership LP / MPT Finance Corp.	5.25%	08/01/2026	335,000
515,000	Welltower, Inc.	3.95%	09/01/2023	515,342
				4,950,258
Retail - 0.05%
510,000	Dollar Tree, Inc.	4.00%	05/15/2025	500,693
200,000	McDonald's Corp.	4.45%	03/01/2047	196,851
210,000	PetSmart, Inc.(e)	7.13%	03/15/2023	151,988
120,000	PetSmart, Inc.(e)	5.88%	06/01/2025	98,963
				948,495
Semiconductors - 0.05%
505,000	Marvell Technology Group, Ltd.	4.20%	06/22/2023	502,927
510,000	Microchip Technology, Inc.(e)	4.33%	06/01/2023	507,252
				1,010,179
Software - 0.09%
155,000	CDK Global, Inc.	5.88%	06/15/2026	160,484
148,000	Fidelity National Information Services, Inc.	3.63%	10/15/2020	148,870
285,000	Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Ho(e)	10.00%	11/30/2024	316,350
310,000	Informatica LLC(e)	7.13%	07/15/2023	318,860
260,000	Oracle Corp.	4.13%	05/15/2045	252,255
90,000	Riverbed Technology, Inc.(e)	8.88%	03/01/2023	85,163
60,000	Solera LLC / Solera Finance, Inc.(e)	10.50%	03/01/2024	66,048
305,000	Sophia LP / Sophia Finance, Inc.(e)	9.00%	09/30/2023	319,487
				1,667,517
Special Purpose Banks - 0.02%
330,000	Caesars Resort Collection LLC / CRC Finco, Inc.(e)	5.25%	10/15/2025	315,150
Telecommunications - 0.14%
720,000	AT&T, Inc.	5.25%	03/01/2037	718,820
310,000	CommScope Technologies LLC(e)	6.00%	06/15/2025	321,470
315,000	Level 3 Financing, Inc.	5.38%	01/15/2024	316,336
80,000	Sprint Capital Corp.	6.88%	11/15/2028	80,575
160,000	Sprint Corp.	7.13%	06/15/2024	166,600
515,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC(e)	4.74%	03/20/2025	516,056
515,000	Verizon Communications, Inc.	4.40%	11/01/2034	503,069
				2,622,926

See Notes to Financial Statements.

42	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
Toys/Games/Hobbies - 0.03%
$550,000	Hasbro, Inc.	3.50%	09/15/2027	$511,272
Transportation - 0.08%
465,000	Burlington Northern Santa Fe LLC	4.55%	09/01/2044	484,603
575,000	CSX Corp.	3.80%	11/01/2046	521,215
550,000	FedEx Corp.	4.75%	11/15/2045	551,998
				1,557,816
Trucking & Leasing - 0.01%
245,000	Penske Truck Leasing Co. LP / PTL Finance Corp.(e)	4.20%	04/01/2027	240,777

TOTAL U.S. CORPORATE BONDS (Cost $65,855,841)				64,743,291

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES - 0.25%
700,000	Argentine Republic Government International Bond	6.88%	01/26/2027	596,750
200,000	Chile Government International Bond	3.13%	01/21/2026	192,349
400,000	Costa Rica Government International Bond(d)	10.00%	08/01/2020	430,000
600,000	Israel Government International Bond	2.88%	03/16/2026	568,620
400,000	Malaysia Sovereign Sukuk Bhd International Bond(d)	3.04%	04/22/2025	383,200
285,000	Mexico Government International Bond	4.15%	03/28/2027	280,974
475,000	Mexico Government International Bond	3.75%	01/11/2028	453,269
600,000	Perusahaan Penerbit SBSN Indonesia III International Bond(e)	4.15%	03/29/2027	580,200
700,000	Philippine Government International Bond	4.20%	01/21/2024	720,841
600,000	Provincia de Buenos Aires International Bond(d)	7.88%	06/15/2027	501,906

TOTAL FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES (Cost $5,014,753)				4,708,109

See Notes to Financial Statements.

Annual Report | September 30, 2018	43

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
BANK LOANS - 1.79%(f)
Canada - 0.03%
$648,359	GW Honos Security Corp., First Lien B Term Loan	3M US L + 3.497%, 1.00% Floor	05/24/2024	$651,869

Jersey - 0.04%
675,000	Capri Acquisitions BidCo, Ltd., First Lien Initial Dollar Term Loan(i)	3M US L + 3.25%	11/01/2024	674,295

Luxembourg - 0.01%
250,000	Auris LuxCo, First Lien B Term Loan(i)	L + 3.75%	07/24/2025	253,439

United States - 1.71%
675,000	Acrisure LLC, First Lien 2017-2 Refinancing Term Loan	3M US L + 4.25%, 1.00% Floor	11/22/2023	678,659
398,987	AlixPartners, LLP, First Lien 2017 Refinancing Term Loan	3M US L + 2.75%, 1.00% Floor	04/04/2024	401,315
648,363	Applied Systems, Inc., First Lien Initial Term Loan	3M US L + 3.00%, 1.00% Floor	09/19/2024	652,911
675,000	AssuredPartners, Inc., First Lien 2017 September Refinancing Term Loan	1M US L + 3.25%	10/22/2024	677,531
673,313	Asurion LLC, First Lien New B-7 Term Loan	1M US L + 3.00%	11/03/2024	678,837
675,000	BMC Software Finance, Inc., First Lien Initial Dollar Term Loan(i)	L + 4.25%	09/01/2025	682,361
315,000	Brookfield WEC Holdings, Inc., First Lien Initial Term Loan	1M US L + 3.75%, 0.75% Floor	08/01/2025	319,273
675,000	Canyon Valor Cos., Inc., First Lien Initial Dollar Term Loan(i)	3M US L + 3.25%	06/16/2023	679,458
666,456	Change Healthcare Holdings, Inc., First Lien Closing Date Term Loan	1M US L + 2.75%, 1.00% Floor	03/01/2024	669,425
675,000	CHG Healthcare Services, Inc., First Lien 2017 New Term Loan	3M US L + 3.00%, 1.00% Floor	06/07/2023	679,958
650,000	Concentra, Inc., First Lien Tranche B-1 Term Loan	1M US L + 2.75%, 1.00% Floor	06/01/2022	655,281
673,308	Cvent, Inc., First Lien Term Loan	1M US L + 3.75%, 1.00% Floor	11/29/2024	674,571

See Notes to Financial Statements.

44	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
$673,295	Cyxtera DC Holdings, Inc., First Lien Initial Term Loan	3M US L + 3.00%, 1.00% Floor	05/01/2024	$675,191
305,000	Edelman Financial Center LLC, First Lien Initial Term Loan	3M US L + 3.25%	07/21/2025	308,114
525,000	Envision Healthcare Corp., First Lien Term Loan(i)	L + 3.75%	09/26/2025	522,375
673,295	Equian Buyer Corp., First Lien 2018 Incremental Term Loan	1M US L + 3.25%, 1.00% Floor	05/20/2024	677,399
673,300	Equinox Holdings, Inc., First Lien B1 Term Loan	1M US L + 3.00%, 1.00% Floor	03/08/2024	677,255
650,000	Exgen Renewables IV LLC, First Lien Term Loan	3M US L + 3.00%, 1.00% Floor	11/28/2024	656,500
673,308	Filtration Group Corp., First Lien Initial Dollar Term Loan	1M US L + 3.00%	03/29/2025	678,840
420,000	Financial & Risk US Holdings, Inc., First Lien Initial Dollar Term Loan(i)	L + 3.75%	09/18/2025	419,563
648,363	Gates Global LLC, First Lien Initial B-2 Dollar Term Loan	1M US L + 2.75%, 1.00% Floor	04/01/2024	653,125
675,000	Gentiva Health Services, Inc., First Lien Closing Date Initial Term Loan	1M US L + 3.75%	07/02/2025	683,859
641,875	Graftech International, Ltd., First Lien Initial Term Loan	1M US L + 3.50%, 1.00% Floor	02/12/2025	647,090
650,000	Greeneden US Holdings II LLC, First Lien Tranche B-3 Dollar Term Loan(i)	1M US L + 3.50%	12/01/2023	654,225
665,000	Hayward Industries, Inc., First Lien Initial Term Loan(i)	1M US L + 3.50%	08/05/2024	669,988
648,354	Hyland Software, Inc., First Lien Term-3 Term Loan	1M US L + 3.25%, 0.75% Floor	07/01/2022	653,532
650,000	Informatica LLC, First Lien Dollar B-1 Term Loan(i)	1M US L + 3.25%	08/05/2022	655,889
673,260	Jaguar Holding Co. II, First Lien 2018 Term Loan	1M US L + 2.50%, 1.00% Floor	08/18/2022	674,600
675,000	Kronos, Inc., First Lien Incremental Term Loan(i)	3M US L + 3.00%	11/01/2023	679,178
675,000	Life Time Fitness, Inc., First Lien 2017 Refinancing Term Loan(i)	3M US L + 2.75%, 1.00% Floor	06/10/2022	678,837

See Notes to Financial Statements.

Annual Report | September 30, 2018	45

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
$655,987	Milacron LLC, First Lien B Term Loan	1M US L + 2.50%	09/28/2023	$657,423
640,006	Misys, Ltd., First Lien Dollar Term Loan	3M US L + 3.50%, 1.00% Floor	06/13/2024	641,206
670,000	MLN US HoldCo LLC, First Lien Term Loan(i)	L + 4.50%	07/11/2025	677,749
660,000	MPH Acquisition Holdings LLC, First Lien Initial Term Loan(i)	L + 2.75%, 1.00% Floor	06/07/2023	662,138
673,300	National Vision, Inc., First Lien New Term Loan	1M US L + 2.50%	11/20/2024	679,403
673,300	Peak 10 Holding Corp., First Lien Initial Term Loan	3M US L + 3.50%	08/01/2024	668,109
655,911	Pike Corp., First Lien 2018 Initial Term Loan	1M US L + 3.50%, 1.00% Floor	03/23/2025	662,142
675,000	Plantronics, Inc., First Lien Initial B Term Loan	1M US L + 2.50%	07/02/2025	678,166
673,300	PODS LLC, First Lien Tranche B-4 Term Loan	1M US L + 2.75%, 1.00% Floor	12/06/2024	675,721
673,295	Prime Security Services Borrower LLC, First Lien 2016-2 Refinancing B-1 Term Loan	1M US L + 2.75%, 1.00% Floor	05/02/2022	677,187
673,295	Project Alpha Intermediate Holding, Inc., First Lien Term Loan	3M US L + 3.50%, 1.00% Floor	04/26/2024	674,279
591,245	SCS Holdings I, Inc., First Lien New Tranche B Term Loan	1M US L + 4.25%, 1.00% Floor	10/30/2022	595,679
650,000	Securus Technologies Holdings, Inc., First Lien Initial Term Loan(i)	1M US L + 4.50%, 1.00% Floor	11/01/2024	652,600
675,000	Select Medical Corp., First Lien Tranche B Term Loan	1M US L + 2.749%, 1.00% Floor	03/01/2021	680,484
673,274	Solera LLC, First Lien Dollar Term Loan	1M US L + 2.75%	03/03/2023	675,485
675,000	Sophia LP, First Lien B Term Loan	3M US L + 3.25%, 1.00% Floor	09/30/2022	678,729
265,000	Starfruit Finco B.V., First Lien Initial Dollar Term Loan(i)	L + 3.25%	09/19/2025	266,435
673,308	Transdigm, Inc., First Lien 2018 New Tranche F Term Loan	1M US L + 2.50%	06/09/2023	676,537
169,575	Travel Leaders Group LLC, First Lien 2018 Refinancing Term Loan	1M US L + 4.00%	01/25/2024	171,801

See Notes to Financial Statements.

46	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
$365,000	VeriFone Systems, Inc., First Lien Initial Term Loan	3M US L + 4.00%	08/20/2025	$367,783
370,000	Verscend Holding Corp., First Lien B Term Loan	1M US L + 4.50%	08/27/2025	373,778
675,000	Vertafore, Inc., First Lien Initial Term Loan	1M US L + 3.25%	07/02/2025	678,675
250,000	Web.com Group, Inc., First Lien Term Loan(i)	L + 3.75%	09/17/2025	251,875
				32,138,524

TOTAL BANK LOANS (Cost $33,606,053)				33,718,127

COLLATERALIZED LOAN OBLIGATIONS - 2.08%
	Adams Mill CLO, Ltd.
500,000	Series 2014-1A(e)(f)	3M US L + 3.50%	07/15/2026	500,840
	AIMCO CLO
500,000	Series 2018-AA(e)(f)	3M US L + 2.55%	04/17/2031	497,426
	Apidos CLO XII
500,000	Series 2018-12A(e)(f)	3M US L + 2.60%	04/15/2031	494,124
	Apidos CLO XVIII
250,000	Series 2014-18A(e)(f)	3M US L + 5.20%	07/22/2026	250,140
	Apidos CLO XX
500,000	Series 2018-20A(e)(f)	3M US L + 2.95%	07/16/2031	498,179
	Apidos CLO XXI
500,000	Series 2018-21A(e)(f)	3M US L + 2.45%	07/18/2027	500,048
1,000,000	Series 2018-21A(e)(f)	3M US L + 8.25%	07/18/2027	999,881
	Apidos CLO XXII
1,000,000	Series 2015-22A(e)(f)	3M US L + 6.00%	10/20/2027	1,002,063
	Apidos CLO XXIV
1,000,000	Series 2018-24A(e)(f)	3M US L + 5.80%	10/20/2030	998,852
	Avery Point VI CLO, Ltd.
500,000	Series 2018-6A(e)(f)	3M US L + 1.05%	08/05/2027	500,189
	Babson CLO, Ltd.
500,000	Series 2018-IA(e)(f)	3M US L + 2.60%	01/20/2031	484,112

See Notes to Financial Statements.

Annual Report | September 30, 2018	47

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
	Barings CLO, Ltd.
$500,000	Series 2016-3A(e)(f)	3M US L + 3.95%	01/15/2028	$502,859
500,000	Series 2017-1A(e)(f)	3M US L + 3.60%	07/18/2029	502,117
1,000,000	Series 2018-3A(e)(f)	3M US L + 2.90%	07/20/2029	992,584
	BlueMountain CLO, Ltd.
500,000	Series 2018-3A(e)(f)	3M US L + 2.60%	04/20/2031	491,529
	Buttermilk Park CLO, Ltd.
1,000,000	Series 2018-1A(e)(f)	3M US L + 5.75%	10/15/2031	1,000,000
	Canyon Capital CLO, Ltd.
500,000	Series 2017-1A(e)(f)	3M US L + 3.60%	07/15/2030	501,759
1,000,000	Series 2018-1A(e)(f)	3M US L + 2.75%	01/30/2031	989,997
1,500,000	Series 2018-1A(e)(f)	3M US L + 5.50%	01/30/2031	1,495,140
1,000,000	Series 2018-1A(e)(f)	3M US L + 5.75%	07/15/2031	984,151
500,000	Series 2018-1A(e)(f)	3M US L + 2.80%	07/15/2031	488,984
500,000	Series 2018-1RA(e)(f)	3M US L + 3.00%	07/15/2030	500,016
	Canyon CLO, Ltd.
500,000	Series 2018-1A(e)(f)	3M US L + 2.90%	07/15/2031	496,389
	Carlyle Global Market Strategies CLO, Ltd.
1,000,000	Series 2018-2RA(e)(f)	3M US L + 5.35%	05/15/2031	976,243
500,000	Series 2018-3A(e)(f)	3M US L + 2.85%	07/28/2028	501,996
	Chenango Park CLO, Ltd.
500,000	Series 2018-1A(e)(f)	3M US L + 3.00%	04/15/2030	500,525
1,000,000	Series 2018-1A(e)(f)	3M US L + 5.80%	04/15/2030	1,005,971
	Cook Park CLO, Ltd.
500,000	Series 2018-1A(e)(f)	3M US L + 2.60%	04/17/2030	491,094
	Dorchester Park CLO DAC
500,000	Series 2018-1A(e)(f)	3M US L + 2.40%	04/20/2028	494,276

See Notes to Financial Statements.

48	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
$875,000	Series 2018-1A(e)(f)	3M US L + 5.00%	04/20/2028	$864,204
	Dryden 57 CLO, Ltd.
500,000	Series 2018-57A(e)(f)	3M US L + 2.55%	05/15/2031	496,982
	Dryden 60 CLO, Ltd.
1,000,000	Series 2018-60A(e)(f)	3M US L + 3.00%	07/15/2031	999,910
	Fillmore Park CLO, Ltd.
500,000	Series 2018-1A(e)(f)	3M US L + 2.90%	07/15/2030	499,843
1,000,000	Series 2018-1A(e)(f)	3M US L + 5.40%	07/15/2030	998,962
	Gilbert Park CLO, Ltd.
1,000,000	Series 2017-1A(e)(f)	3M US L + 6.40%	10/15/2030	1,023,284
	Goldentree Loan Management US CLO, Ltd.
500,000	Series 2018-3A(e)(f)	3M US L + 2.85%	04/20/2030	493,069
	Madison Park Funding XIV CLO, Ltd.
250,000	Series 2014-14A(e)(f)	3M US L + 4.75%	07/20/2026	250,858
	Myers Park CLO, Ltd.
500,000	Series 2018-1A(e)(f)	3.05 - 3M US L	10/20/2030	499,646
1,000,000	Series 2018-1A(e)(f)	5.50 - 3M US L	10/20/2030	1,000,000
	Neuberger Berman CLO XXIII, Ltd.
1,000,000	Series 2018-23A(e)(f)	5.75 - 3M US L	10/17/2027	1,000,000
	Stewart Park CLO, Ltd.
500,000	Series 2018-1A(e)(f)	3M US L + 2.60%	01/15/2030	489,372
	Symphony CLO XVII, Ltd.
1,500,000	Series 2018-17A(e)(f)	3M US L + 2.65%	04/15/2028	1,487,163
	THL Credit Wind River CLO, Ltd.
1,000,000	Series 2014-1A(e)(f)	3M US L + 3.00%	07/18/2031	999,987
1,000,000	Series 2014-3A(e)(f)(j)	6.22 - 3M US L	10/22/2031	985,717
500,000	Series 2017-1A(e)(f)	3M US L + 3.75%	04/18/2029	505,899
1,000,000	Series 2018-2A(e)(f)	3M US L + 5.75%	07/15/2030	999,913
	Voya CLO, Ltd.
500,000	Series 2018-1A(e)(f)	3M US L + 2.80%	04/18/2031	497,536

See Notes to Financial Statements.

Annual Report | September 30, 2018	49

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
$1,000,000	Series 2018-2A(e)(f)	3M US L + 2.75%	07/15/2031	$984,159
1,000,000	Series 2018-2A(e)(f)	3M US L + 5.25%	07/15/2031	973,107
	Webster Park CLO, Ltd.
1,000,000	Series 2018-1A(e)(f)	5.50% - 3M US L	07/20/2030	998,143
	Wind River CLO, Ltd.
500,000	Series 2018-1A(e)(f)	2.90% - 3M US L	07/15/2030	494,246
2,000,000	Series 2018-1A(e)(f)	5.50% - 3M US L	07/15/2030	1,967,686

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $39,301,174)				39,151,170

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 27.95%
	AASET, Ltd.
935,242	Series 2018-1A(e)	3.84%	01/16/2038	926,247
	Adjustable Rate Mortgage Trust
483,841	Series 2005-1(f)	4.19%	05/25/2035	491,921
3,825,672	Series 2005-10(f)	4.46%	01/25/2036	3,358,246
384,658	Series 2005-7(f)	4.20%	10/25/2035	342,254
	ALM XII, Ltd.
500,000	Series 2018-12A(e)(f)	3M US L + 2.65%	04/16/2027	496,642
	Alternative Loan Trust
350,455	Series 2005-20CB	5.50%	07/25/2035	340,906
123,901	Series 2005-54CB	5.50%	11/25/2035	108,559
6,571,239	Series 2005-69(f)	4.33%	12/25/2035	6,396,723
625,600	Series 2005-6CB	5.50%	04/25/2035	631,290
293,663	Series 2005-85CB(f)	21.63% - 3.67 x 1M US L	02/25/2036	319,903
1,390,551	Series 2005-85CB(f)	1M US L + 1.10%	02/25/2036	1,248,834
348,868	Series 2005-86CB	5.50%	02/25/2036	308,272
638,639	Series 2005-9CB(f)	5.05% - 1M US L	05/25/2035	39,759
359,594	Series 2005-9CB(f)	1M US L + 0.50%	05/25/2035	334,881
324,816	Series 2006-12CB(f)	1M US L + 5.75%	05/25/2036	260,202
1,541,322	Series 2006-15CB	6.50%	06/25/2036	1,194,811
203,441	Series 2006-30T1	6.25%	11/25/2036	178,970
162,495	Series 2006-32CB	5.50%	11/25/2036	136,108
334,911	Series 2006-36T2(f)	28.06% - 4.6 x 1M US L	12/25/2036	396,450
15,706,104	Series 2006-J7	6.25%	11/25/2036	12,768,424
1,261,223	Series 2007-19	6.00%	08/25/2037	1,018,243

See Notes to Financial Statements.

50	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
$4,429,845	Series 2007-20	6.25%	08/25/2047	$3,694,915
1,182,694	Series 2007-23CB(f)	6.50% - 1M US	L09/25/2037	202,411
1,238,639	Series 2007-23CB(f)	1M US L + 0.50%	09/25/2037	843,076
6,893,659	Series 2007-HY2(f)	3.57%	03/25/2047	6,405,599
	American Home Mortgage Investment Trust
10,743,117	Series 2006-1(f)	6M US L + 1.75%	12/25/2035	5,000,382
172,018	Series 2007-A(e)(k)	6.60%	01/25/2037	77,700
	Atlas Senior Loan Fund X, Ltd.
500,000	Series 2018-10A(e)(f)	3M US L + 1.09%	01/15/2031	497,625
	Atrium Hotel Portfolio Trust
515,000	Series 2017-ATRM(e)(f)	1M US L + 3.05%	12/15/2019	517,563
515,000	Series 2018-ATRM(e)(f)	1M US L + 2.30%	06/15/2021	517,925
1,309,000	Series 2018-ATRM(e)(f)	1M US L + 3.40%	06/15/2021	1,319,863
	Atrium IX
500,000	Series 2017-9A(e)(f)	3M US L + 3.60%	05/28/2030	503,430
	Atrium XIII
1,000,000	Series 2017-13A(e)(f)	3M US L + 6.05%	11/21/2030	1,012,361
	Atrium XIV LLC
1,000,000	Series 2018-14A(e)(f)	3M US L + 5.65%	08/23/2030	993,389
	Banc of America Alternative Loan Trust
48,456	Series 2005-6	6.00%	07/25/2035	48,436
101,262	Series 2005-6	5.50%	07/25/2035	92,370
	Banc of America Funding Corp.
362,597	Series 2008-R2(e)	6.00%	09/25/2037	373,334
	Banc of America Funding Trust
3,000,000	Series 2005-B(f)	1M US L + 0.45%	04/20/2035	2,873,284
187,136	Series 2006-2	5.50%	03/25/2036	182,702
6,338,831	Series 2007-4(f)	5.77%	05/25/2037	6,188,370
5,121,733	Series 2010-R5(e)(f)	6.00%	10/26/2037	4,808,252
	BBCMS Mortgage Trust
341,000	Series 2018-TALL(e)(f)	1M US L + 0.722%	03/15/2037	341,400

See Notes to Financial Statements.

Annual Report | September 30, 2018	51

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
	BBCMS Trust
$3,000,000	Series 2018-CBM(e)(f)	1M US L + 3.15%	07/15/2037	$3,025,829
	BCAP, LLC Trust
148,812	Series 2007-AA2(f)	7.50%	04/25/2037	136,999
96,552	Series 2007-AA2	6.00%	04/25/2037	80,281
2,118,090	Series 2009-RR1(e)(f)	6.00%	10/26/2036	2,121,707
6,608,439	Series 2010-RR6(e)(f)	6.00%	07/26/2036	4,995,052
	Bear Stearns ALT-A Trust
1,417,874	Series 2004-11(f)	3.43%	11/25/2034	1,263,153
1,386,734	Series 2005-3(f)	3.93%	04/25/2035	1,307,568
10,447,988	Series 2006-3(f)	3.76%	05/25/2036	8,532,686
1,257,468	Series 2006-6(f)	3.90%	11/25/2036	1,139,114
	Bear Stearns Asset Backed Securities I Trust
11,593,413	Series 2007-HE2(f)	1M US L + 0.23%	02/25/2037	10,165,084
	Bear Stearns Asset-Backed Securities Trust
127,348	Series 2005-HE3(f)	1M US L + 1.02%	03/25/2035	127,901
2,352,118	Series 2006-AC1(k)	6.25%	02/25/2036	1,842,537
	BHMS
518,000	Series 2018-ATLS(e)(f)	1M US L + 1.90%	07/15/2020	519,064
	BX Trust
170,444	Series 2017-SLCT(e)(f)	1M US L + 2.05%	07/15/2034	170,870
279,634	Series 2017-SLCT(e)(f)	1M US L + 3.15%	07/15/2034	281,033
	CAL Funding III, Ltd.
941,667	Series 2018-1A(e)	3.96%	02/25/2043	930,809
	Carrington Mortgage Loan Trust
2,351,255	Series 2006-NC4(f)	1M US L + 0.16%	10/25/2036	2,215,518
	Castlelake Aircraft Securitization Trust
3,857,200	Series 2018-1(e)	6.63%	06/15/2025	3,863,078
	CFCRE Commercial Mortgage Trust
5,129,094	Series 2016-C3(f)	1.22%	12/10/2025	315,637
	Chase Mortgage Finance Trust
5,118,035	Series 2007-S2	6.00%	03/25/2037	4,305,072
10,389,734	Series 2007-S2	6.00%	03/25/2037	8,796,179
558,881	Series 2007-S3	5.50%	05/25/2037	413,733

See Notes to Financial Statements.

52	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
	CHT Mortgage Trust
$335,000	Series 2017-CSMO(e)(f)	1M US L + 3.00%	11/15/2019	$338,119
178,000	Series 2017-CSMO(e)(f)	1M US L + 3.7412%	11/15/2019	179,437
	CIM Trust
12,000,000	Series 2016-1RR(e)(f)	12.35%	07/26/2055	11,543,073
12,000,000	Series 2016-2RR B2(e)(f)	7.68%	02/25/2056	11,664,390
12,000,000	Series 2016-3RR B2(e)(f)	7.64%	02/27/2056	11,644,243
11,430,000	Series 2016-3RR B2(e)(f)	12.29%	01/27/2057	12,262,333
4,144,621	Series 2017-6 A1(e)(f)	3.02%	06/25/2057	4,071,929
	Citicorp Mortgage Securities Trust
783,403	Series 2007-1	6.00%	01/25/2037	766,540
8,666	Series 2007-2	5.50%	02/25/2037	8,671
	Citigroup Commercial Mortgage Trust
3,908,953	Series 2014-GC25(f)	1.17%	10/10/2047	193,835
525,000	Series 2015-GC27(f)	4.58%	01/10/2025	514,377
2,035,500	Series 2015-GC27(e)(f)	4.58%	01/10/2025	1,879,520
400,000	Series 2015-GC31(f)	4.20%	06/10/2025	377,349
420,000	Series 2015-GC35(f)	4.65%	11/10/2025	412,248
5,446,723	Series 2015-GC35(f)	1.03%	11/10/2048	223,255
1,351,000	Series 2016-GC36(e)	2.85%	01/10/2026	1,092,305
488,000	Series 2016-P4	2.90%	07/10/2026	460,797
3,319,980	Series 2016-P4(f)	2.16%	07/10/2049	369,496
388,000	Series 2016-P6(f)	3.72%	12/10/2049	387,452
515,000	Series 2018-C5(f)	4.88%	06/10/2028	523,779
	Citigroup Mortgage Loan Trust
933,035	Series 2006-WF1(k)	4.94%	03/25/2036	660,184
1,374,062	Series 2007-OPX1(k)	6.33%	01/25/2037	966,124
866,919	Series 2008-AR4(e)(f)	3.81%	11/25/2038	864,457
898,875	Series 2008-AR4(e)(f)	3.94%	11/25/2038	906,934
771,555	Series 2010-8(e)(f)	6.00%	11/25/2036	766,375
2,375,472	Series 2010-8(e)(f)	6.00%	12/25/2036	2,339,297
	CitiMortgage Alternative Loan Trust
715,913	Series 2007-A1	6.00%	01/25/2037	673,090
141,016	Series 2007-A1(f)	5.40% - 1M US	L01/25/2037	11,727
98,774	Series 2007-A3(f)	6.00%	03/25/2037	96,558
227,310	Series 2007-A3(f)	5.40% - 1M US	L03/25/2037	18,740
839,004	Series 2007-A4	5.75%	04/25/2037	794,275
724,596	Series 2007-A6	5.50%	06/25/2037	689,165
	CLNS Trust
168,000	Series 2017-IKPR(e)(f)	1M US L + 3.15%	06/11/2032	168,800

See Notes to Financial Statements.

Annual Report | September 30, 2018	53

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
$168,000	Series 2017-IKPR(e)(f)	1M US L + 3.50%	06/11/2032	$169,353
168,000	Series 2017-IKPR(e)(f)	1M US L + 4.50%	06/11/2032	169,820
	COBALT CMBS Commercial Mortgage Trust
52,828	Series 2007-C2(f)	5.57%	04/15/2047	53,268
	Coinstar Funding LLC
4,937,500	Series 2017-1A(e)	5.22%	04/25/2047	5,000,985
	Cold Storage Trust
301,000	Series 2017-ICE3(e)(f)	1M US L + 1.00%	04/15/2024	302,180
367,000	Series 2017-ICE3(e)(f)	1M US L + 1.35%	04/15/2024	369,147
	COMM Mortgage Trust
2,286,000	Series 2014-LC15(e)(f)	5.11%	03/10/2024	2,092,357
523,000	Series 2018-HCLV(e)(f)	1M US L + 1.70%	09/15/2020	521,667
2,614,000	Series 2018-HCLV(e)(f)	1M US L + 2.18%	09/15/2020	2,599,082
	Commercial Mortgage Pass-Through Certificates
312,400	Series 2014-CR19(f)	4.87%	08/10/2047	314,880
400,000	Series 2014-CR20(f)	4.65%	11/10/2047	394,641
2,705,400	Series 2014-UBS4(e)	3.75%	08/10/2047	1,837,773
3,091,920	Series 2014-UBS4(e)	3.75%	08/10/2047	1,637,796
5,797,416	Series 2014-UBS4(e)	3.75%	08/10/2047	1,560,891
11,000	Series 2014-UBS4(e)(f)	0.00%	08/10/2047	1
3,860,664	Series 2015-CR22(f)	1.11%	03/10/2025	156,605
475,000	Series 2015-CR25(f)	4.70%	08/10/2025	466,951
4,983,026	Series 2015-CR26(f)	1.18%	09/10/2025	251,597
419,000	Series 2015-LC23(f)	4.80%	10/10/2025	423,415
3,654,225	Series 2016-DC2(f)	1.20%	10/10/2025	209,200
249,000	Series 2016-DC2(f)	4.80%	02/10/2026	245,434
	Commercial Mortgage Trust
659,000	Series 2012-CR4(e)(f)	4.73%	10/15/2045	350,655
	Countrywide Home Loan Mortgage Pass-Through Trust
2,874,813	Series 2005-HYB7(f)	3.39%	11/20/2035	2,703,672
66,286	Series 2005-J4	5.50%	11/25/2035	64,950
2,304,739	Series 2006-18	6.00%	12/25/2036	2,049,988
384,275	Series 2007-17	6.00%	10/25/2037	364,169
395,608	Series 2007-3	6.00%	04/25/2037	328,998
430,178	Series 2007-7	5.75%	06/25/2037	365,821

See Notes to Financial Statements.

54	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
	Credit Suisse First Boston Mortgage Securities Corp.
$86,016	Series 2005-10	5.50%	11/25/2035	$83,520
2,586,566	Series 2005-11	6.00%	12/25/2035	2,452,134
70,637	Series 2005-8	5.50%	08/25/2025	71,305
5,325,478	Series 2005-9	6.00%	10/25/2035	3,033,002
	Credit Suisse Mortgage Capital Certificates
4,446,640	Series 2006-2	5.75%	03/25/2036	3,970,342
	Credit-Based Asset Servicing & Securitization LLC
13,403,031	Series 2007-CB6(e)(f)	1M US L + 0.22%	07/25/2037	9,198,488
	CSAB Mortgage-Backed Trust
8,781,274	Series 2006-2(k)	5.70%	09/25/2036	1,497,147
154,476	Series 2007-1(f)	5.90%	05/25/2037	70,579
	CSAIL Commercial Mortgage Trust
5,817,214	Series 2015-C1(f)	1.07%	01/15/2025	245,670
419,000	Series 2015-C4(f)	4.74%	11/15/2025	421,013
5,923,433	Series 2017-C8(f)	1.40%	06/15/2050	420,137
	CSMC Mortgage-Backed Trust
211,632	Series 2006-1	6.00%	02/25/2036	154,610
45,294	Series 2006-4	5.50%	05/25/2021	42,517
866,893	Series 2006-5	6.25%	06/25/2036	412,919
116,791	Series 2006-9	6.00%	11/25/2036	90,955
2,408,315	Series 2007-1	6.00%	02/25/2037	2,123,324
12,591	Series 2007-2	5.00%	03/25/2037	12,323
583,228	Series 2007-3(f)	5.84%	04/25/2037	275,748
38,489	Series 2007-4	6.00%	06/25/2037	35,160
3,489,060	Series 2009-16R(e)(f)	6.00%	07/26/2037	3,510,665
945,787	Series 2010-7R(e)(f)	6.00%	04/26/2037	945,926
4,891,824	Series 2016-PR1(e)(k)	5.50%	07/25/2056	4,828,498
	CSMC Trust
253,000	Series 2017-CHOP(e)(f)	1M US L + 1.90%	07/15/2032	253,682
253,000	Series 2017-CHOP(e)(f)	1M US L + 3.30%	07/15/2032	254,657
180,000	Series 2017-PFHP(e)(f)	1M US L + 6.15%	12/15/2019	181,849
959,574	Series 2018-RPL2(e)(k)	4.03%	08/25/2062	959,736
2,000,000	Series 2018-RPL8(e)	4.13%	07/25/2058	2,002,578
	DBGS Mortgage Trust
550,000	Series 2018-5BP(e)(f)	1M US L + 1.35%	06/15/2020	548,971

See Notes to Financial Statements.

Annual Report | September 30, 2018	55

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
$550,000	Series 2018-5BP(e)(f)	1M US L + 2.45%	06/15/2020	$548,476
	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
385,813	Series 2005-6(f)	5.08% - 1M US L12/25/2035		36,964
169,081	Series 2005-6(f)	1M US L + 1.40%	12/25/2035	145,908
	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
190,782	Series 2006-PR1(e)(f)	12.12% - 1M US L	04/15/2036	165,704
	Dryden 40 Senior Loan Fund
1,000,000	Series 2018-40A(e)(f)	3M US L + 5.75%	08/15/2031	990,044
500,000	Series 2018-40A(e)(f)	3M US L + 3.10%	08/15/2031	499,985
	Earnest Student Loan Program
35,000	Series 2016-D(e)(h)	0.00%	01/25/2041	2,326,852
	First Horizon Alternative Mortgage Securities Trust
79,105	Series 2005-FA6	5.50%	09/25/2035	70,165
1,022,829	Series 2005-FA6	5.50%	09/25/2035	907,243
87,787	Series 2006-FA7	6.25%	12/25/2036	73,808
159,661	Series 2007-FA2	6.00%	04/25/2037	116,140
	First Horizon Mortgage Pass-Through Trust
2,145,336	Series 2007-AR3(f)	4.17%	11/25/2037	1,990,626
	Freddie Mac Multifamily Structured Pass Through Certificates
3,584,414	Series 2016-K722(f)	1.44%	03/25/2023	167,110
	GE Commercial Mortgage Corp. Trust
80,763	Series 2007-C1(f)	5.61%	12/10/2049	80,597
	Global SC Finance IV, Ltd.
480,550	Series 2018-1A(e)	4.29%	05/17/2028	482,236
	GRACE Mortgage Trust
400,000	Series 2014-GRCE(e)	3.37%	06/10/2028	400,432
	Great Wolf Trust
152,000	Series 2017-WOLF(e)(f)	1M US L + 2.10%	09/15/2034	152,794
235,000	Series 2017-WOLF(e)(f)	1M US L + 3.10%	09/15/2034	236,697
125,000	Series 2017-WOLF(e)(f)	1M US L + 4.07%	09/15/2034	126,028

See Notes to Financial Statements.

56	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
	GS Mortgage Securities Corp. Trust
$525,000	Series 2018-3PCK(e)(f)	1M US L + 1.45%	09/15/2021	$525,662
1,954,000	Series 2018-TWR(e)(f)	1M US L + 3.92%	07/15/2021	1,961,348
	GS Mortgage Securities Trust
302,595	Series 2011-GC3(e)(f)	0.82%	03/10/2021	3,909
2,295,343	Series 2011-GC5(e)(f)	1.51%	08/10/2044	69,170
4,594,000	Series 2014-GC26(e)(f)	4.66%	11/10/2047	4,020,264
1,419,000	Series 2015-GC34	2.98%	10/10/2025	1,152,353
7,343,928	Series 2015-GS1(f)	0.96%	11/10/2048	346,849
5,925,431	Series 2017-GS7(f)	1.29%	08/10/2050	448,485
	GSAA Home Equity Trust
2,633,700	Series 2006-13(f)	6.04%	07/25/2036	1,480,128
596,586	Series 2006-18(k)	5.68%	11/25/2036	301,443
185,933	Series 2006-6(f)	5.69%	03/25/2036	92,449
987,483	Series 2007-2(k)	6.10%	03/25/2037	416,141
	GSR Mortgage Loan Trust
420,961	Series 2005-AR4(f)	4.35%	07/25/2035	424,593
1,736,567	Series 2006-2F	5.25%	02/25/2036	1,368,923
947,317	Series 2007-2F	5.75%	02/25/2037	1,256,786
3,627,584	Series 2007-2F	6.00%	03/25/2037	3,232,923
1,524,558	Series 2007-AR2(f)	3.87%	05/25/2037	1,362,304
	Halcyon Loan Advisors Funding, Ltd.
380,719	Series 2013-1A(e)(f)	3M US L + 1.15%	04/15/2025	380,187
250,000	Series 2013-2A(e)(f)	3M US L + 2.70%	08/01/2025	250,357
	Harley Marine Financing LLC
990,000	Series 2018-1A(e)	5.68%	05/15/2022	978,853
	Helios Issuer, LLC Series
1,391,170	Series 2017-1A(e)	4.94%	09/20/2049	1,420,700
	Highbridge Loan Management, Ltd.
500,000	Series 2018-2016(e)(f)	3M US L + 2.90%	07/20/2030	499,537
	HSI Asset Loan Obligation Trust
49,160	Series 2007-2	5.50%	09/25/2037	47,341
	IndyMac IMJA Mortgage Loan Trust
1,373,296	Series 2007-A1	6.00%	08/25/2037	1,051,052
	IndyMac IMSC Mortgage Loan Trust
4,754,976	Series 2007-F2	6.50%	07/25/2037	3,054,376
	IndyMac Index Mortgage Loan Trust
2,576,777	Series 2005-AR31(f)	3.56%	01/25/2036	2,455,944
1,383,221	Series 2005-AR35(f)	3.60%	02/25/2036	1,190,409
3,546,126	Series 2006-AR25(f)	3.68%	09/25/2036	3,383,428

See Notes to Financial Statements.

Annual Report | September 30, 2018	57

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
	Invitation Homes
$995,000	Series 2018-SFR1(e)(f)	1M US L + 1.25%	03/17/2037	$996,779
650,000	Series 2018-SFR1(e)(f)	1M US L + 1.45%	03/17/2037	650,433
	J.P. Morgan Chase Commercial Mortgage Securities Trust
129,000	Series 2017-MAUI(e)(f)	1M US L + 1.25%	07/15/2034	129,401
121,000	Series 2017-MAUI(e)(f)	1M US L + 1.95%	07/15/2034	121,575
107,000	Series 2017-MAUI(e)(f)	1M US L + 2.95%	07/15/2034	107,739
151,000	Series 2017-MAUI(e)(f)	1M US L + 3.75%	07/15/2034	152,313
1,010,000	Series 2018-WPT(e)	5.54%	07/05/2023	988,967
	JP Morgan Alternative Loan Trust
341,158	Series 2005-S1	6.00%	12/25/2035	331,199
15,808	Series 2006-S1	5.00%	02/25/2021	15,797
283,955	Series 2006-S3(k)	6.12%	08/25/2036	269,732
	JP Morgan BB Commercial Mortgage Securities Trust
400,000	Series 2014-C21(f)	4.81%	08/15/2047	394,444
388,000	Series 2014-C26(f)	4.57%	12/15/2024	384,075
627,390	Series 2015-C27(e)(f)	3.98%	02/15/2025	571,423
5,780,503	Series 2015-C28(f)	1.29%	03/15/2025	254,888
9,964,473	Series 2015-C30(f)	0.76%	07/15/2025	278,240
3,883,858	Series 2015-C31(f)	1.12%	08/15/2025	180,334
200,000	Series 2015-C32(f)	4.82%	10/15/2025	200,426
489,000	Series 2015-C33(f)	4.77%	11/15/2025	494,979
414,000	Series 2016-C1(f)	4.90%	02/15/2026	424,053
	JP Morgan Chase Commercial Mortgage Securities Corp.
138,352	Series 2006-LDP8(f)	0.53%	05/15/2045	187
15,372	Series 2006-LDP8(f)	0.53%	05/15/2045	21
98,483	Series 2006-LDP9	5.37%	05/15/2047	98,874
4,000,000	Series 2007-CH1(k)	4.93%	11/25/2036	4,052,158
73,401	Series 2007-LD11(f)	6.18%	06/15/2049	73,509
30,970	Series 2007-LDPX(f)	5.46%	01/15/2049	30,763
2,921,676	Series 2012-C8(f)	1.94%	10/15/2045	162,602
116,000	Series 2015-JP1(e)(f)	4.90%	01/15/2049	90,907
155,000	Series 2016-JP2	3.46%	07/15/2026	148,512
119,000	Series 2016-JP2(f)	3.94%	07/15/2026	114,014
	JP Morgan Chase Commercial Mortgage Securities Trust
2,250,000	Series 2011-C3(e)(f)	5.87%	03/15/2021	2,220,331

See Notes to Financial Statements.

58	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
$517,000	Series 2018-LAQ(e)(f)	1M US L + 1.60%	06/15/2025	$520,250
517,000	Series 2018-LAQ(e)(f)	1M US L + 2.10%	06/15/2025	521,591
	JP Morgan Mortgage Acquisition Corp.
324,783	Series 2006-CH2(k)	5.46%	09/25/2029	266,592
	JP Morgan Mortgage Trust
7,978,227	Series 2005-S3	6.50%	01/25/2036	6,627,596
203,958	Series 2007-S3	6.00%	08/25/2037	175,069
1,140,573	Series 2007-S3	6.00%	08/25/2037	979,018
	JP Morgan Resecuritization Trust
1,711,666	Series 2011-1(e)(f)	6.00%	06/26/2037	1,572,898
	Labrador Aviation Finance, Ltd.
11,197,917	Series 2016-1A(e)	5.68%	01/15/2042	11,135,287
	LB-UBS Commercial Mortgage Trust
286,420	Series 2006-C7(e)(f)	0.90%	11/15/2038	75
214,815	Series 2006-C7(e)(f)	0.90%	11/15/2038	56
	LCM Loan Income Fund I Income Note Issuer, Ltd.
500,000	Series 2018-27A(e)(f)	3M US L + 5.60%	07/16/2031	495,053
	LCM XIV LP
1,000,000	Series 2018-14A(e)(f)	3M US L + 2.75%	07/20/2031	991,408
750,000	Series 2018-14A(e)(f)	3M US L + 5.50%	07/20/2031	750,120
	LCM XVII LP
1,000,000	Series 2018-17A(e)(f)	6.00 - 3M US L	10/15/2031	1,000,000
	LCM XX LP
1,000,000	Series 2018-20A(e)(f)(j)	3M US L + 5.45%	10/20/2027	1,000,000
	Lehman Mortgage Trust
6,395,878	Series 2006-1(f)	5.43%	02/25/2036	6,395,762
687,013	Series 2006-6	5.50%	10/25/2036	613,891
3,901,576	Series 2006-7(f)	1M US L + 0.25%	11/25/2036	374,404
3,901,576	Series 2006-7(f)	7.75% - 1M US	L11/25/2036	665,451
1,573,427	Series 2006-8(f)	1M US L + 0.42%	12/25/2036	807,261
1,573,427	Series 2006-8(f)	6.58% - 1M US	L12/25/2036	325,880
808,879	Series 2007-10	6.00%	01/25/2038	838,095
358,091	Series 2007-10	6.50%	01/25/2038	250,527
	Lehman XS Trust
134,257	Series 2006-5(k)	5.89%	04/25/2036	164,321

See Notes to Financial Statements.

Annual Report | September 30, 2018	59

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
	Master Asset Backed Securities Trust
$17,638,297	Series 2006-NC3(f)	1M US L + 0.21%	10/25/2036	$11,622,410
	Merrill Lynch Alternative Note Asset Trust
776,783	Series 2007-F1	6.00%	03/25/2037	329,924
	Monarch Beach Resort Trust
5,000,000	Series 2018-MBMZ(e)(f)	1M US L + 4.96%	07/15/2025	5,035,874
	Morgan Stanley Bank of America Merrill Lynch Trust
3,426,025	Series 2012-C5(e)(f)	1.63%	08/15/2045	148,705
450,000	Series 2014-C19	4.00%	12/15/2024	429,285
380,000	Series 2015-C25(f)	4.68%	09/15/2025	378,942
340,000	Series 2015-C26(e)	3.06%	10/15/2025	293,648
350,000	Series 2015-C27(f)	4.68%	11/15/2025	341,468
502,000	Series 2015-C27(e)(f)	3.24%	11/15/2025	427,881
404,000	Series 2016-C32	3.72%	12/15/2049	402,683
	Morgan Stanley Capital I Trust
3,325,971	Series 2011-C1(e)(f)	0.57%	09/15/2047	23,788
1,409,556	Series 2016-UB11 XA(f)	1.79%	08/15/2026	122,962
1,000,000	Series 2018-SUN(e)(f)	1M US L + 3.05%	07/15/2035	1,004,708
	Morgan Stanley Mortgage Loan Trust
2,689,017	Series 2005-3AR(f)	3.91%	07/25/2035	2,508,590
218,073	Series 2006-11	6.00%	08/25/2036	178,366
1,113,321	Series 2006-7(f)	5.05%	06/25/2036	972,280
1,142,943	Series 2006-7	6.00%	06/25/2036	992,389
464,153	Series 2007-3XS(k)	5.70%	01/25/2047	272,646
	Morgan Stanley Re-REMIC Trust
352,429	Series 2011-R1(e)(f)	5.94%	02/26/2037	367,409
	Mosaic Solar Loan Trust
180,299	Series 2017-1A(e)	4.45%	06/20/2042	181,780
682,008	Series 2018-1A(e)	4.01%	08/20/2030	676,978
955,556	Series 2018-2GS(e)	4.20%	10/21/2030	954,173
	MSCG Trust
255,000	Series 2016-SNR(e)	5.21%	11/15/2034	253,642
	Nationstar HECM Loan Trust
12,000,000	Series 2017-2A(e)(f)	3.97%	09/25/2027	12,030,012
	Natixis Commercial Mortgage Securities Trust
345,000	Series 2018-FL1(e)(f)	1M US L + 0.95%	06/15/2035	345,373
345,000	Series 2018-FL1(e)(f)	1M US L + 2.20%	06/15/2035	345,585

See Notes to Financial Statements.

60	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
	Navient Private Education Refi Loan Trust
$500,000	Series 2018-A(e)	3.68%	11/17/2025	$491,439
	Neuberger Berman CLP XXIII, Ltd.
1,000,000	Series 2016-23A(e)(f)	3M US L + 6.58%	10/17/2027	1,003,775
	New Century Home Equity Loan Trust
15,015,000	Series 2005-3(f)	1M US L + 0.70%	07/25/2035	14,345,658
	Nomura Asset Acceptance Corp. Alternative Loan Trust
1,404,402	Series 2005-AP3(f)	5.32%	08/25/2035	942,470
	Octagon Investment Partners 26, Ltd.
1,000,000	Series 2018-1A(e)(f)	3M US L + 8.09%	07/15/2030	987,204
	Octagon Investment Partners 37, Ltd.
500,000	Series 2018-2A(e)(f)	3M US L + 2.85%	07/25/2030	499,874
	Octagon Investment Partners XIV, Ltd.
500,000	Series 2017-1A(e)(f)	3M US L + 4.00%	07/15/2029	508,289
	Octagon Investment Partners XVI, Ltd.
500,000	Series 2018-1A(e)(f)	3M US L + 3.00%	07/17/2030	498,427
1,000,000	Series 2018-1A(e)(f)	3M US L + 5.75%	07/17/2030	997,186
	Octagon Investment Partners XXII, Ltd.
500,000	Series 2018-1A(e)(f)	3M US L + 5.45%	01/22/2030	491,500
	OHA Credit Funding 1, Ltd.
500,000	Series 2018-1A(e)(f)(j)	3.05 - 3M US L	10/20/2030	500,000
	OneMain Financial Issuance Trust
722,305	Series 2015-1A(e)	3.19%	03/18/2026	724,121
	PFP, Ltd.
59,137	Series 2017-3(e)(f)	1M US L + 1.05%	01/14/2035	59,224
146,000	Series 2017-3(e)(f)	1M US L + 1.30%	01/14/2035	146,326
84,000	Series 2017-3(e)(f)	1M US L + 1.75%	01/14/2035	84,328

See Notes to Financial Statements.

Annual Report | September 30, 2018	61

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
$88,000	Series 2017-3(e)(f)	1M US L + 2.50%	01/14/2035	$88,527
	PHH Alternative Mortgage Trust
1,263,819	Series 2007-2	6.00%	05/25/2037	1,159,549
	PR Mortgage Loan Trust
12,278,963	Series 2014-1(e)(f)	5.91%	10/25/2049	10,846,784
	Pretium Mortgage Credit Partners LLC
1,304,214	Series 2018-NPL2(e)(k)	3.70%	03/27/2033	1,296,792
	Prime Mortgage Trust
51,582	Series 2006-1	5.50%	06/25/2036	51,584
99,909	Series 2006-DR1(e)	5.50%	05/25/2035	84,873
	RAIT Trust
289,833	Series 2017-FL7(e)(f)	1M US L + 0.95%	06/15/2025	289,958
111,000	Series 2017-FL7(e)(f)	1M US L + 1.30%	06/15/2025	111,033
	RBSGC Structured Trust
241,585	Series 2008-B(e)	6.00%	06/25/2037	236,132
	Residential Accredit Loans, Inc.
1,980,313	Series 2005-QS17	6.00%	12/25/2035	1,914,439
4,915,419	Series 2006-QA5(f)	1M US L + 0.22%	07/25/2036	3,299,140
3,048,161	Series 2006-QS10	6.50%	08/25/2036	2,854,419
1,087,545	Series 2006-QS4	6.00%	04/25/2036	1,016,278
986,197	Series 2006-QS6	6.00%	06/25/2036	905,013
702,674	Series 2006-QS6	6.00%	06/25/2036	644,830
2,008,141	Series 2006-QS7	6.00%	06/25/2036	1,845,745
105,572	Series 2006-QS7(f)	1M US L + 0.40%	06/25/2036	82,373
316,716	Series 2006-QS7(f)	5.60% - 1M US L	06/25/2036	33,871
123,154	Series 2006-QS8(f)	1M US L + 0.45%	08/25/2036	93,478
369,461	Series 2006-QS8(f)	5.55% - 1M US L	08/25/2036	37,096
2,689,464	Series 2007-QS3	6.50%	02/25/2037	2,507,777
80,002	Series 2007-QS6	6.25%	04/25/2037	75,735
11,272	Series 2007-QS6(f)	55.00% -8.33 x 1M US L	04/25/2037	18,418
3,818,849	Series 2007-QS9	6.50%	07/25/2037	3,546,369
353,779	Series 2008-QR1	6.00%	08/25/2036	278,797
	Residential Asset Securitization Trust
551,477	Series 2006-A1	6.00%	04/25/2036	462,274
1,114,417	Series 2006-A2	6.00%	01/25/2046	820,952
1,002,320	Series 2006-A6	6.50%	07/25/2036	556,530
4,857,130	Series 2006-A7CB	6.25%	07/25/2036	4,719,617

See Notes to Financial Statements.

62	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
$453,616	Series 2006-A8	6.00%	08/25/2036	$401,968
157,553	Series 2006-A8	6.50%	08/25/2036	87,923
333,585	Series 2006-A8(f)	5.90% - 1M US L	08/25/2036	62,520
1,677,147	Series 2007-A1	6.00%	03/25/2037	1,098,532
87,868	Series 2007-A6	6.00%	06/25/2037	78,178
2,887,023	Series 2007-A7	6.00%	07/25/2037	1,951,258
10,413,154	Series 2007-A8	6.00%	08/25/2037	8,390,070
	Residential Funding Mortgage Securities I Trust
1,115,142	Series 2006-S3	5.50%	03/25/2036	1,081,842
1,776,853	Series 2006-S6	6.00%	07/25/2036	1,734,008
250,749	Series 2006-S6	6.00%	07/25/2036	244,703
459,579	Series 2007-S3	6.00%	03/25/2037	435,947
380,901	Series 2007-S6	6.00%	06/25/2037	356,792
	Sapphire Aviation Finance I, Ltd.
958,333	Series 2018-1A(e)	5.93%	03/15/2025	980,730
	Sequoia Mortgage Trust
2,500,544	Series 2007-3(f)	3.94%	07/20/2037	2,406,651
	SLIDE
3,257,000	Series 2018-FUN(e)(f)	1M US L + 3.00%	06/15/2021	3,262,771
	SMB Private Education Loan Trust
500,000	Series 2018-B(e)(f)	1M US L + 0.72%	08/15/2027	503,189
	SoFi Consumer Loan Program, LLC
112,832	Series 2017-2(e)	3.28%	02/25/2026	112,665
	SoFi Professional Loan Program, LLC
300,000	Series 2017-D(e)	3.61%	09/25/2040	290,447
	Springleaf Funding Trust
1,056,164	Series 2015-AA(e)	3.16%	05/15/2019	1,056,306
	Sprite, Ltd.
470,702	Series 2017-1(e)	4.25%	12/15/2037	469,650
	Start, Ltd.
976,191	Series 2018-1(e)	4.09%	05/15/2025	974,501
	Structured Adjustable Rate Mortgage Loan Trust
995,386	Series 2005-15(f)	4.10%	07/25/2035	828,336
	Structured Asset Securities Corp.
249,687	Series 2005-RF1(e)(f)	1M US L + 0.35%	03/25/2035	233,644
250,907	Series 2005-RF1(e)(f)	2.91%	03/25/2035	24,109
	STWD Mortgage Trust
1,634,000	Series 2018-URB(e)(f)	1M US L + 3.15%	05/15/2021	1,640,101

See Notes to Financial Statements.

Annual Report | September 30, 2018	63

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
	Suntrust Alternative Loan Trust
$6,658,579	Series 2005-1F	6.50%	12/25/2035	$6,377,596
	TAL Advantage, LLC
860,609	Series 17-1A	4.50%	04/20/2042	868,542
	TBW Mortgage-Backed Trust
1,452,566	Series 2006-2	7.00%	07/25/2036	579,373
	Textainer Marine Containers V, Ltd.
872,564	Series 2017-1A(e)	3.72%	05/20/2042	861,169
	Thunderbolt II Aircraft Lease, Ltd.
5,000,000	Series 2018-A(e)(k)	5.07%	09/15/2038	5,030,600
	TRIP Rail Master Funding, LLC
398,152	Series 2017-1A(e)	2.71%	08/15/2047	392,533
	UBS Commercial Mortgage Trust
513,000	Series 2017-C6(f)	4.60%	12/15/2050	506,317
511,000	Series 2018-C8(f)	4.86%	02/15/2051	512,989
6,190,301	Series 2018-C9(f)	1.07%	03/15/2051	425,587
	Vantage Data Centers Issuer, LLC
745,625	Series 2018-1A(e)	4.07%	02/15/2023	746,857
	VB-S1 Issuer, LLC
3,000,000	Series 2018-1A(e)	5.25%	02/15/2048	2,999,424
	Velocity Commercial Capital Loan Trust
5,256,140	Series 2017-2(e)(f)	3.07%	11/25/2047	5,164,280
	Wachovia Bank Commercial Mortgage Trust
56,626	Series 2006-C29(f)	0.37%	11/15/2048	1
	Wachovia Mortgage Loan Trust, LLC Series Trust
872,254	Series 2005-B(f)	4.16%	10/20/2035	863,309
	Washington Mutual Alternative Mortgage Pass-Through Certificates
1,769,146	Series 2005-1	6.00%	03/25/2035	1,778,751
72,303	Series 2005-9	5.50%	11/25/2035	63,923
559,831	Series 2006-5	6.00%	07/25/2036	460,975
	Washington Mutual Mortgage Pass-Through Certificates Trust
1,089,896	Series 2006-2	6.00%	03/25/2036	1,058,832
	Wells Fargo Alternative Loan Trust
665,412	Series 2007-PA2(f)	1M US L + 0.43%	06/25/2037	558,798
665,412	Series 2007-PA2(f)	6.07% - 1M US L	06/25/2037	60,608
233,561	Series 2007-PA3	5.75%	07/25/2037	219,458
865,590	Series 2007-PA3	6.25%	07/25/2037	821,147
4,676,287	Series 2007-PA5	6.25%	11/25/2037	4,625,845

See Notes to Financial Statements.

64	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
	Wells Fargo Commercial Mortgage Trust
$525,000	Series 2014-LC16(e)	3.94%	06/15/2024	$434,934
420,000	Series 2015-C31(f)	4.76%	11/15/2025	421,122
340,000	Series 2015-LC22(f)	4.69%	09/15/2058	336,675
380,000	Series 2015-NXS3(f)	4.64%	09/15/2057	371,626
420,000	Series 2015-NXS4(f)	4.75%	12/15/2048	422,759
1,000,000	Series 2016-C33(e)	3.12%	03/15/2059	839,889
518,000	Series 2018-C45	4.73%	06/15/2051	515,334
165,000	Series 2018-C46	5.15%	08/15/2051	166,315
	Wells Fargo Mortgage-Backed Securities Trust
1,580,132	Series 2005-12	5.50%	11/25/2035	1,605,898
437,953	Series 2006-11	6.00%	09/25/2036	422,700
162,025	Series 2006-2	5.50%	03/25/2036	159,464
53,004	Series 2006-2	5.75%	03/25/2036	51,943
497,990	Series 2007-13	6.00%	09/25/2037	499,936
597,171	Series 2007-14	6.00%	10/25/2037	591,926
507,967	Series 2007-2	6.00%	03/25/2037	504,253
	WF-RBS Commercial Mortgage Trust
2,345,167	Series 2012-C9(e)(f)	2.05%	11/15/2045	145,801
4,237,643	Series 2014-C21(f)	1.23%	08/15/2047	188,341
4,700,477	Series 2014-C22(f)	1.00%	09/15/2057	176,758
	Zcap
3,000,000	Series 2018-1(e)	4.61%	09/15/2025	2,955,555

TOTAL NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $518,327,428)				525,710,253

U.S. GOVERNMENT BONDS AND NOTES - 13.05%
5,155,000	U.S. Treasury Bonds	2.25%	08/15/2027	4,835,732
4,750,000	U.S. Treasury Bonds	2.25%	11/15/2027	4,447,095
3,330,000	U.S. Treasury Bonds	2.75%	02/15/2028	3,248,181
3,790,000	U.S. Treasury Bonds	2.75%	11/15/2042	3,506,860
2,710,000	U.S. Treasury Bonds	3.13%	02/15/2043	2,677,131
4,000,000	U.S. Treasury Bonds	3.63%	08/15/2043	4,290,937
2,880,000	U.S. Treasury Bonds	3.75%	11/15/2043	3,153,094
2,510,000	U.S. Treasury Bonds	3.38%	05/15/2044	2,587,016
3,260,000	U.S. Treasury Bonds	2.88%	08/15/2045	3,068,921
2,900,000	U.S. Treasury Bonds	2.75%	11/15/2047	2,653,726
1,300,000	U.S. Treasury Bonds	3.00%	08/15/2048	1,250,590
7,500,000	U.S. Treasury Notes	0.75%	10/31/2018	7,492,087
7,500,000	U.S. Treasury Notes	1.38%	11/30/2018	7,490,383
116,404,000	U.S. Treasury Notes	1.13%	01/31/2019	115,948,502
7,500,000	U.S. Treasury Notes	1.50%	02/28/2019	7,474,219

See Notes to Financial Statements.

Annual Report | September 30, 2018	65

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
$15,500,000	U.S. Treasury Notes	1.50%	03/31/2019	$15,430,371
5,330,000	U.S. Treasury Notes	1.50%	10/31/2019	5,263,791
5,120,000	U.S. Treasury Notes	1.75%	11/30/2019	5,065,400
4,190,000	U.S. Treasury Notes	2.63%	07/31/2020	4,176,824
4,290,000	U.S. Treasury Notes	2.13%	08/31/2020	4,235,118
4,650,000	U.S. Treasury Notes	2.00%	09/30/2020	4,576,345
4,200,000	U.S. Treasury Notes	1.75%	10/31/2020	4,108,781
4,660,000	U.S. Treasury Notes	1.63%	11/30/2020	4,541,953
4,610,000	U.S. Treasury Notes	2.00%	05/31/2021	4,508,256
4,790,000	U.S. Treasury Notes	1.13%	06/30/2021	4,570,988
655,000	U.S. Treasury Notes	1.88%	01/31/2022	633,751
4,750,000	U.S. Treasury Notes	1.88%	08/31/2024	4,467,134
4,760,000	U.S. Treasury Notes	2.13%	09/30/2024	4,536,410
5,500,000	U.S. Treasury Notes	2.25%	10/31/2024	5,275,381

TOTAL U.S. GOVERNMENT BONDS AND NOTES (Cost $247,641,783)				245,514,977

MUNICIPAL BONDS - 1.06%
33,700,000	Commonwealth of Puerto Rico, Series A, Revenue Bonds(g)	8.00%	07/01/2035	19,588,125
120,000	Missouri Highway & Transportation Commission, Revenue Bonds	5.06%	05/01/2024	128,765
165,000	State of California, General Obligation Bonds	7.55%	04/01/2039	241,416

TOTAL MUNICIPAL BONDS (Cost $26,391,379)				19,958,306

U.S. GOVERNMENT / AGENCY MORTGAGE BACKED SECURITIES - 10.87%
	Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates
311,000	Series 2015-K050(f)	3.33%	08/25/2025	310,608
412,000	Series 2016-K053	3.00%	12/25/2025	402,150
	Federal Home Loan Mortgage Corp. Pool
318,209	Series Pool #G01840	5.00%	07/01/2035	337,785
120,819	Series Pool #G04817	5.00%	09/01/2038	128,301
	Federal Home Loan Mortgage Corp. REMICS
1,557,218	Series 2003-2722(f)	9.89% - 1M US L	12/15/2033	1,647,341
293,087	Series 2005-R003	5.50%	10/15/2035	313,468
2,091,976	Series 2006-3244(f)	6.66% - 1M US L	11/15/2036	320,042
98,898	Series 2007-3261(f)	6.43% - 1M US L	01/15/2037	13,976

See Notes to Financial Statements.

66	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
$268,018	Series 2007-3262(f)	6.40% - 1M US L	01/15/2037	$23,075
870,981	Series 2007-3301(f)	6.10% - 1M US L	04/15/2037	94,676
692,959	Series 2007-3303(f)	6.10% - 1M US L	04/15/2037	85,589
1,306,724	Series 2007-3303(f)	6.08% - 1M US L	04/15/2037	146,730
303,153	Series 2007-3382(f)	6.00% - 1M US L	11/15/2037	24,829
603,622	Series 2007-3384(f)	6.31% - 1M US L	08/15/2036	80,751
248,645	Series 2007-3384(f)	6.39% - 1M US L	11/15/2037	21,495
335,527	Series 2008-3417(f)	6.18% - 1M US L	02/15/2038	27,384
3,588,090	Series 2008-3419(f)	6.43% - 1M US L	02/15/2038	432,968
308,183	Series 2008-3423(f)	5.65% - 1M US L	03/15/2038	25,215
6,203,314	Series 2008-3423(f)	6.00% - 1M US L	03/15/2038	55,185
6,907,113	Series 2008-3435(f)	5.98% - 1M US L	04/15/2038	696,833
2,049,339	Series 2009-3510(f)	6.75% - 1M US L	02/15/2037	305,974
504,319	Series 2009-3523(f)	6.00% - 1M US L	04/15/2039	51,306
101,704	Series 2009-3524	3.69%	06/15/2038	100,151
21,504	Series 2009-3549(f)	5.80% - 1M US L	07/15/2039	1,795
1,274,500	Series 2009-3560(f)	6.40% - 1M US L	11/15/2036	136,938
486,166	Series 2010-3641	4.50%	03/15/2040	504,314
598,050	Series 2010-3726(f)	6.05% - 1M US L	09/15/2040	65,886
3,448,678	Series 2010-3728(f)	4.45% - 1M US L	09/15/2040	198,936
750,000	Series 2010-3779	3.50%	12/15/2030	750,008
193,927	Series 2010-3779	4.00%	12/15/2030	199,004
494,947	Series 2010-3779	4.50%	12/15/2040	513,053
78,997	Series 2011-3786(f)	9.50% - 1M US L	01/15/2041	72,452
1,358,195	Series 2011-3795	4.00%	01/15/2041	1,389,472
69,792	Series 2011-3798(f)	9.50% - 1M US L	11/15/2040	65,569
600,000	Series 2011-3808	3.50%	02/15/2031	594,213
39,198	Series 2011-3809(f)	9.50% - 1M US L	02/15/2041	33,019
1,070,598	Series 2011-3815(f)	5.85% - 1M US L	02/15/2041	119,258
500,000	Series 2011-3824	3.50%	03/15/2031	505,958
598,155	Series 2011-3824(f)	7.10% - 1M US L	08/15/2036	94,654
731,905	Series 2011-3863	5.50%	08/15/2034	765,668
646,115	Series 2011-3864(f)	9.20% - 1M US L	05/15/2041	629,075
763,698	Series 2011-3871	5.50%	06/15/2041	835,633
734,931	Series 2011-3872(f)	5.95% - 1M US L	06/15/2041	83,250
1,803,186	Series 2011-3888	4.00%	07/15/2041	1,834,835
3,044,756	Series 2011-3894	4.50%	07/15/2041	3,103,454
2,847,889	Series 2011-3910	5.00%	08/15/2041	3,054,385
3,480,133	Series 2011-3924(f)	6.00% - 1M US L	09/15/2041	405,378
1,614,011	Series 2011-3924(f)	6.00% - 1M US L	09/15/2041	184,185
777,035	Series 2011-3925	3.00%	09/15/2021	23,762
4,731,015	Series 2012-3(f)	5.95% - 1M US L	02/25/2042	548,950
3,850,475	Series 2012-4057	4.00%	06/15/2042	3,900,869
9,718,102	Series 2013-4196(f)	5.40% - 1M US L	03/15/2043	7,638,634

See Notes to Financial Statements.

Annual Report | September 30, 2018	67

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
$10,260,874	Series 2013-4218	2.50%	02/15/2043	$8,280,413
7,304,203	Series 2013-4239(h)	0.00%	07/15/2043	4,862,241
4,131,128	Series 2014-4302(f)	6.15% - 1M US L	02/15/2044	525,011
4,573,440	Series 2014-4413	3.50%	11/15/2044	4,296,496
8,520,844	Series 2015-4427(f)	5.60% - 1M US L	07/15/2044	1,098,412
3,340,024	Series 2015-4434	3.00%	02/15/2045	2,918,357
3,280,850	Series 2015-4440	2.50%	02/15/2045	2,732,021
12,128,908	Series 2017-4686	4.00%	03/15/2047	12,330,758
	Federal Home Loan Mortgage Corp. Strips
3,073,620	Series 2017-358	3.00%	10/15/2047	2,947,937
	Federal National Mortgage Association ACES
413,000	Series 2016-M3	2.70%	02/25/2026	393,235
	Federal National Mortgage Association Pool
88,655	Series Pool #555743	5.00%	09/01/2033	94,171
108,307	Series Pool #735382	5.00%	04/01/2035	115,048
287,899	Series Pool #735383	5.00%	04/01/2035	305,844
197,138	Series Pool #735484	5.00%	05/01/2035	209,415
87,365	Series Pool #AH4437	4.00%	01/01/2041	87,958
3,290,389	Series Pool #AL9238	3.00%	10/01/2041	3,179,342
3,490,273	Series Pool #AS4645	3.00%	03/01/2045	3,357,365
4,186,491	Series Pool #AS7661	3.00%	08/01/2046	4,001,415
362,824	Series Pool #MA0264	4.50%	12/01/2029	375,592
2,796,979	Series Pool #MA2737	3.00%	09/01/2046	2,680,559
892,572	Series Pool #MA3894	4.00%	09/01/2031	908,740
	Federal National Mortgage Association REMICS
110,439	Series 2004-46(f)	6.00% - 1M US L	03/25/2034	9,247
343,174	Series 2006-101(f)	6.58% - 1M US L	10/25/2036	51,368
1,005,178	Series 2006-123(f)	6.32% - 1M US L	01/25/2037	142,264
4,691,804	Series 2006-92(f)	6.58% - 1M US L	10/25/2036	638,240
125,477	Series 2007-102(f)	6.40% - 1M US L	11/25/2037	15,456
89,790	Series 2007-108(f)	6.36% - 1M US L	12/25/2037	10,293
25,593	Series 2007-30(f)	6.11% - 1M US L	04/25/2037	2,516
412,955	Series 2007-38(f)	6.08% - 1M US L	05/25/2037	40,967
20,059	Series 2007-51(f)	6.10% - 1M US L	06/25/2037	1,655
67,740	Series 2007-53(f)	6.10% - 1M US L	06/25/2037	7,602
689,823	Series 2007-57(f)	6.62% - 1M US L	10/25/2036	86,494
203,431	Series 2007-68(f)	6.65% - 1M US L	07/25/2037	25,333
755,764	Series 2008-3(f)	6.46% - 1M US L	02/25/2038	102,792
294,372	Series 2008-56(f)	6.06% - 1M US L	07/25/2038	31,955
108,527	Series 2008-81	5.50%	09/25/2038	112,911
256,074	Series 2009-111(f)	6.25% - 1M US L	01/25/2040	25,999

See Notes to Financial Statements.

68	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
$448,478	Series 2009-111	5.00%	01/25/2040	$464,626
1,149,427	Series 2009-12(f)	6.60% - 1M US L	03/25/2036	142,851
44,224	Series 2009-28(f)	6.00% - 1M US L	04/25/2037	3,919
495,448	Series 2009-41	4.50%	06/25/2039	505,909
149,054	Series 2009-42(f)	6.00% - 1M US L	06/25/2039	13,211
301,499	Series 2009-47(f)	6.10% - 1M US L	07/25/2039	27,403
174,627	Series 2009-62(f)	6.10% - 1M US L	08/25/2039	10,224
84,664	Series 2009-66(f)	5.80% - 1M US L	02/25/2038	8,742
88,729	Series 2009-68(f)	5.25% - 1M US L	09/25/2039	6,237
18,497	Series 2010-109(f)	55.00% - 1M US L	10/25/2040	49,569
466,521	Series 2010-11(f)	4.80% - 1M US L	02/25/2040	28,346
100,927	Series 2010-111(f)	6.00% - 1M US L	10/25/2040	8,472
158,962	Series 2010-112	4.00%	10/25/2040	158,485
262,825	Series 2010-115(f)	6.60% - 1M US L	11/25/2039	29,971
2,527,932	Series 2010-115(f)	6.00% - 1M US L	10/25/2040	358,367
5,778,109	Series 2010-123(f)	6.05% - 1M US L	11/25/2040	845,966
951,669	Series 2010-15(f)	4.95% - 1M US L	03/25/2040	77,655
149,886	Series 2010-34(f)	4.93% - 1M US L	04/25/2040	11,705
91,108	Series 2010-4(f)	6.23% - 1M US L	02/25/2040	10,837
119,854	Series 2010-58(f)	12.47% - 1M US L	06/25/2040	119,042
3,270,802	Series 2010-75	4.50%	07/25/2040	3,448,868
77,632	Series 2010-9(f)	5.30% - 1M US L	02/25/2040	6,474
311,031	Series 2010-9(f)	4.75% - 1M US L	02/25/2040	16,358
18,313	Series 2010-90(f)	6.00% - 1M US L	08/25/2040	2,044
500,000	Series 2011-16	3.50%	03/25/2031	501,397
2,261,005	Series 2011-2	4.00%	02/25/2041	2,294,090
952,216	Series 2011-25	3.00%	04/25/2026	946,776
500,000	Series 2011-29	3.50%	04/25/2031	491,319
306,666	Series 2011-48(f)	9.20% - 1M US L	06/25/2041	286,928
684,742	Series 2011-5(f)	6.40% - 1M US L	11/25/2040	72,895
11,541,875	Series 2011-51(f)	1M US L + 6.00%	06/25/2041	1,548,758
1,465,110	Series 2011-58(f)	6.55% - 1M US L	07/25/2041	217,825
4,750,117	Series 2012-106(f)	6.16% - 1M US L	10/25/2042	681,190
1,194,654	Series 2012-124(f)	7.79% - 1M US L	11/25/2042	1,015,155
9,795,601	Series 2012-128(f)	6.00% - 1M US L	11/25/2042	7,285,114
10,069,619	Series 2012-20	3.50%	03/25/2042	9,754,206
383,293	Series 2012-29(f)	6.00% - 1M US L	04/25/2042	36,141
1,066,084	Series 2012-32	5.00%	04/25/2042	243,553
4,659,104	Series 2012-65(f)	5.98% - 1M US L	06/25/2042	628,874
5,431,818	Series 2012-92	3.50%	08/25/2042	5,186,288
3,290,061	Series 2013-19(f)	5.40% - 1M US L	03/25/2043	2,500,626
9,646,208	Series 2013-51(f)	5.40% - 1M US L	04/25/2043	7,699,310

See Notes to Financial Statements.

Annual Report | September 30, 2018	69

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
$9,688,453	Series 2014-50(f)	6.20% - 1M US L	08/25/2044	$1,207,835
5,385,339	Series 2014-73(f)	6.20% - 1M US L	11/25/2044	860,411
2,708,012	Series 2015-59	3.00%	06/25/2041	2,649,189
9,913,147	Series 2015-79	3.00%	11/25/2045	8,645,218
2,261,261	Series 2015-9	3.00%	01/25/2045	2,222,004
12,869,526	Series 2016-72	3.00%	10/25/2046	10,920,632
6,742,024	Series 2016-72	3.00%	10/25/2046	5,992,772
3,861,139	Series 2018-21(h)	0.00%	04/25/2048	2,979,445
3,327,106	Series 2018-27	3.00%	12/25/2047	3,173,894
3,865,359	Series 2018-36	3.00%	06/25/2048	3,724,917
	Government National Mortgage Association
73,513	Series 2004-83(f)	6.08% - 1M US L	10/20/2034	8,942
62,812	Series 2008-6(f)	6.46% - 1M US L	02/20/2038	8,416
60,161	Series 2008-67(f)	6.00% - 1M US L	08/20/2038	6,425
943,905	Series 2008-69(f)	7.63% - 1M US L	08/20/2038	151,419
80,311	Series 2009-10(f)	6.65% - 1M US L	02/16/2039	12,100
1,233,158	Series 2009-35	4.50%	05/20/2039	1,281,778
4,779,288	Series 2009-58(f)	6.25% - 1M US L	06/20/2039	505,231
66,964	Series 2009-6(f)	5.95% - 1M US L	02/20/2038	7,707
2,372,802	Series 2009-75	5.00%	09/20/2039	2,467,934
5,728,758	Series 2010-121(f)	6.00% - 1M US L	09/20/2040	693,961
3,638,194	Series 2010-26(f)	6.25% - 1M US L	02/20/2040	529,044
8,461,366	Series 2010-35(f)	5.68% - 1M US L	03/20/2040	1,064,082
97,870	Series 2010-61(f)	6.55% - 1M US L	09/20/2039	11,890
218,610	Series 2010-98(f)	5.75%	03/20/2039	28,632
1,873,266	Series 2011-45	4.50%	03/20/2041	1,903,590
837,267	Series 2011-69	0.00%	05/20/2041	699,195
2,362,418	Series 2011-71	4.50%	02/20/2041	2,420,054
1,546,695	Series 2011-71(f)	5.40% - 1M US L	05/20/2041	157,484
480,320	Series 2011-72(f)	6.15% - 1M US L	05/20/2041	67,211
2,509,052	Series 2011-89(f)	5.45% - 1M US L	06/20/2041	253,264
579,542	Series 2012-105(f)	6.20% - 1M US L	01/20/2041	35,233
6,516,295	Series 2013-102(f)	6.15% - 1M US L	03/20/2043	805,505
7,245,189	Series 2013-113(f)	6.25% - 1M US L	03/20/2043	764,498
9,243,362	Series 2013-122(f)	6.10% - 1M US L	08/16/2043	1,285,143
5,474,037	Series 2013-148(f)	5.68% - 1M US L	10/16/2043	624,965
10,003,714	Series 2013-186(f)	6.25% - 1M US L	02/16/2043	1,285,142
6,357,390	Series 2014-156(f)	6.25% - 1M US L	10/20/2044	902,049
12,239,601	Series 2014-3(f)	6.10% - 1M US L	01/20/2044	1,796,973
12,738,900	Series 2014-4(f)	6.10% - 1M US L	01/16/2044	1,713,009
8,829,386	Series 2014-5(f)	6.15% - 1M US L	07/20/2043	957,297

See Notes to Financial Statements.

70	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
$7,536,019	Series 2014-95(f)	6.25% - 1M US L	06/16/2044	$923,878

TOTAL U.S. GOVERNMENT / AGENCY MORTGAGE BACKED SECURITIES (Cost $289,396,733)				204,397,955

Shares/Description				Value
SHORT-TERM INVESTMENTS - 5.78%
Money Market Fund
99,981,380	State Street Institutional Trust (7 Day Yield 1.94%)			99,981,380
U.S. Treasury
7,500,000	United States Treasury Bill(l)	1.98%	11/01/2018	7,486,712
1,220,000	United States Treasury Bill(l)	2.31%	03/07/2019	1,207,896
				8,694,608

TOTAL SHORT-TERM INVESTMENTS (Cost $108,676,722)				108,675,988

TOTAL INVESTMENTS - 100.40% (Cost $2,013,104,970)				1,888,468,844
CASH SEGREGATED AT CUSTODIAN FOR TOTAL RETURN SWAP CONTRACTS - 0.02%				400,000
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.42)%				(7,902,072)
NET ASSETS - 100.00%				$1,880,966,772

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

1M  US L - 1 Month LIBOR as of September 30, 2018 was 2.26%

3M  US L - 3 Month LIBOR as of September 30, 2018 was 2.40%

6M  US L - 6 Month LIBOR as of September 30, 2018 was 2.60%

(a)	Non-income producing security.
(b)	Affiliated company. See Note 9 to Notes to Financial Statements.
(c)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(d)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees. As of September 30, 2018, the aggregate fair value of those securities was $20,288,637, representing 1.08% of net assets.

See Notes to Financial Statements.

Annual Report | September 30, 2018	71

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2018

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $314,547,062, which represents approximately 16.72% of net assets as of September 30, 2018.
(f)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at September 30, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(g)	Security is currently in default.
(h)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(i)	All or a portion of this position has not settled as of September 30, 2018. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the Euro Interbank Offered Rate (“EURIBOR” or “E”) or the applicable LIBOR/EURIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR/EURIBOR will be established.
(j)	When-Issued Security.
(k)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at September 30, 2018.
(l)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

See Notes to Financial Statements.

72	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2018

Shares/Description		Value
CLOSED-END FUNDS - 15.26%
54,178	BlackRock Corporate High Yield Fund, Inc.	$569,411
39,089	BrandywineGLOBAL Global Income Opportunities Fund, Inc.	426,852
57,526	Eaton Vance Limited Duration Income Fund	729,430
3	Franklin Limited Duration Income Trust	30
18,664	Highland Floating Rate Opportunities Fund	287,799
21,591	Invesco High Income Trust II	295,797
199,499	Invesco Senior Income Trust	857,846
25,362	NexPoint Credit Strategies Fund	568,109
184,184	Nuveen Credit Strategies Income Fund	1,467,946
628	Nuveen High Income November 2021 Target Term Fund	5,985
33,679	PGIM Global Short Duration High Yield Fund, Inc.	467,128
65,934	Western Asset Emerging Markets Debt Fund, Inc.	884,834
74,121	Western Asset Global High Income Fund, Inc.	675,242
294,108	Western Asset High Income Opportunity Fund, Inc.	1,399,954

TOTAL CLOSED-END FUNDS (Cost $9,097,717)		8,636,363

COMMON STOCKS - 0.01%
3,002	Ultra Petroleum Corp.(a)	3,362

TOTAL COMMON STOCKS (Cost $51,695)		3,362

CONVERTIBLE PREFERRED STOCKS - 0.01%
11	Ditech Holding Corp., 0.000%(a)(b)(c)	5,500

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $18,945)		5,500

PREFERRED STOCKS - 0.13%
75	Sequa Corp., 7.000%(a)(d)(e)	75,000

TOTAL PREFERRED STOCKS (Cost $75,058)		75,000

Principal Amount/Description		Rate	Maturity	Value
BANK LOANS - 47.87%(f)
Canada - 0.87%
$197,786	1011778 BC ULC, First Lien B-3 Term Loan	1M US L + 2.25%, 1.00% Floor	02/16/2024	198,132
149,666	GFL Environmental, Inc., First Lien Effective Date Incremental Term Loan(g)	3M US L + 2.75%, 1.00% Floor	05/30/2025	150,041

See Notes to Financial Statements.

Annual Report | September 30, 2018	73

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
$144,931	Hudson's Bay Co., First Lien Initial Term Loan	1M US L + 3.25%, 1.00% Floor	09/30/2022	$142,848
				491,021
Denmark -1.50%
229,305	Evergood 4 APS, First Lien Facility B1E Term Loan	3M EUR L + 3.25%	02/06/2025	267,051
364,560	Roy Bidco APS, First Lien Facility B2 Term Loan	3M EUR L + 4.50%	08/23/2024	468,634
100,000	TDC A/S, First Lien Facility B1 Term Loan	3M EUR L + 3.50%	06/04/2025	117,049
				852,734
France - 1.40%
100,000	Altice France S.A., First Lien USD TLB- [13] Incremental Term Loan	1M US L + 4.00%	08/14/2026	99,429
197,500	Altice France S.A., First Lien USD TLB-11 Term Loan	1M US L + 2.75%	07/31/2025	193,303
300,000	Constantin Investissement 4 S.A.S., First Lien Facility B Term Loan	3M EUR L + 3.00%	04/22/2024	348,125
130,000	Financière Labeyrie Fine Foods, First Lien Facility B Term Loan	3M EUR L + 4.25%	05/23/2023	152,352
				793,209
Germany - 0.42%
60,000	Blitz F18-675 GmbH, First Lien Facility B2 Term Loan	3M EUR L + 3.75%	07/31/2025	70,302
170,000	CTC AcquiCo GmbH, First Lien Facility B2 Term Loan	3M US L + 3.25%	03/07/2025	169,363
				239,665
Great Britain - 1.84%
210,000	Franklin UK Midco, Ltd., First Lien Facility B1 Term Loan	3M EUR L + 4.00%	12/18/2024	244,849
130,000	Froneri International PLC, First Lien Facility B3 Term Loan	1M US L + 3.25%	01/31/2025	170,149
250,000	LGC Science Holdings, Ltd., First Lien Facility B3 Term Loan	1M US L + 3.50%	03/08/2023	250,312
155,402	Richmond UK Holdco, Ltd., First Lien Facility B Term Loan	1M US L + 4.25%	03/03/2024	199,539
155,000	Survitec Group, Ltd., First Lien Facility B Tranche 2 Term Loan	6M EUR L + 4.25%	03/12/2022	175,465
				1,040,314
Luxembourg - 3.02%
190,000	Alpha Group, SARL, First Lien Facility B Term Loan	3M EUR L + 3.75%	01/31/2025	222,186
148,875	Altice Financing SA, First Lien October 2017 USD Term Loan	1M US L + 2.75%	01/31/2026	145,823
80,000	Auris LuxCo, First Lien B Term Loan(g)	E + 4.00%	07/24/2025	93,967
250,000	Auris LuxCo, First Lien B Term Loan(g)	L + 3.75%	07/24/2025	253,439

See Notes to Financial Statements.

74	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
$120,000	Befesa SA, First Lien Facility B Term Loan	6M EUR L + 2.75%	12/07/2022	$139,861
190,000	CCP Lux Holdings S.a. r.l., First Lien Senior EUR Facility B Term Loan	3M EUR L + 3.75%	01/10/2025	221,316
175,772	Formula One Management, Ltd., First Lien Facility B3 Term Loan	1M US L + 2.50%, 1.00% Floor	02/01/2024	174,619
300,000	Ino Holdco S.À R.L., First Lien Facility B2 Term Loan	2M EUR L + 3.75%	08/24/2023	339,825
100,000	Marcel LUX IV SARL, First Lien EUR Term Loan(g)	E + 4.25%	09/26/2025	117,121
				1,708,157
Netherlands - 2.15%
218,350	Diamond B.V., First Lien Initial Euro Term Loan	1M EUR L + 3.25%	09/06/2024	250,311
62,806	Jacobs Douwe Egberts International BV, First Lien B-5 USD Term Loan	3M US L + 2.25%	07/01/2022	63,375
217,250	NEP Europe Finco B.V., First Lien Euro Term Loan	3M EUR L + 3.00%, 0.75% Floor	01/03/2024	253,709
283,418	Peer Holdings III B.V., First Lien Facility B Term Loan	3M EUR L + 3.50%	03/07/2025	327,234
250,000	Sigma Holdco B.V., First Lien Facility B4 (GBP) Term Loan	1M US L + 4.00%	07/02/2025	324,588
				1,219,217
United States - 36.67%
248,888	Access CIG LLC, First Lien B Term Loan(g)	1M US L + 3.75%	02/27/2025	250,600
339,669	Acuity Specialty Products, Inc., First Lien Initial Term Loan	3M US L + 4.00%, 1.00% Floor	08/12/2024	324,172
149,625	Adtalem Global Education, Inc., First Lien B Term Loan	1M US L + 3.00%	04/11/2025	150,934
39,400	AI Aqua Merger Sub, Inc., First Lien Tranche B-1 Term Loan	1M US L + 3.25%, 1.00% Floor	12/13/2023	39,498
197,493	Air Medical Group Holdings, Inc., First Lien 2018 Term Loan	1M US L + 3.25%, 1.00% Floor	04/28/2022	194,708
78,600	A-L Parent LLC, First Lien Initial Term Loan	1M US L + 3.25%, 1.00% Floor	12/01/2023	79,582
97,336	Allnex & Cy S.C.A., First Lien Tranche B-2 Term Loan	3M US L + 3.25%, 0.75% Floor	09/13/2023	97,884
98,750	Altice US Finance I Corp., First Lien March 2017 Refinancing Term Loan	1M US L + 2.25%	07/28/2025	98,861
103,425	American Builders & Contractors Supply Co., Inc., First Lien B-2 Term Loan	1M US L + 2.00%, 0.75% Floor	10/31/2023	103,260
245,559	American Renal Holdings, Inc., First Lien B Term Loan	1M US L + 3.25%	06/21/2024	244,209
248,750	American Rock Salt Co. LLC, First Lien Initial Term Loan	1M US L + 3.75%, 1.00% Floor	03/21/2025	250,927

See Notes to Financial Statements.

Annual Report | September 30, 2018	75

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
$148,500	Applied Systems, Inc., First Lien Initial Term Loan	3M US L + 3.00%, 1.00% Floor	09/19/2024	$149,542
233,166	Aramark Intermediate HoldCo Corp., First Lien U.S. B-3 Term Loan	3M US L + 1.75%	03/11/2025	234,186
99,000	Ascend Learning LLC, First Lien Initial Term Loan	1M US L + 3.00%, 1.00% Floor	07/12/2024	99,216
175,191	Asurion LLC, First Lien Amendment No. 14 Replacement B-4 Term Loan	1M US L + 3.00%	08/04/2022	176,834
248,125	Avantor, Inc., First Lien Initial Dollar Term Loan	1M US L + 4.00%, 1.00% Floor	11/21/2024	251,440
169,257	Aveanna Healthcare LLC, First Lien Initial Term Loan	1M US L + 4.25%, 1.00% Floor	03/18/2024	167,776
995,000	Axalta Coating Systems Dutch Holding B B.V., First Lien B-3 Dollar Term Loan	3M US L + 1.75%	06/01/2024	998,224
148,500	Badger Finance LLC, First Lien 2018 Refinancing Term Loan	1M US L + 3.50%, 1.00% Floor	09/30/2024	148,129
361,350	Bass Pro Group LLC, First Lien Initial Term Loan	1M US L + 5.00%, 0.75% Floor	09/25/2024	365,415
183,000	BCP Renaissance Parent LLC, First Lien Initial Term Loan	3M US L + 3.50%, 1.00% Floor	10/31/2024	184,385
199,000	Beacon Roofing Supply, Inc., First Lien Initial Term Loan	1M US L + 2.25%	01/02/2025	198,916
148,875	Belron Finance US LLC, First Lien Initial B Term Loan	3M US L + 2.50%	11/07/2024	149,899
99,000	Big River Steel LLC, First Lien Closing Date Term Loan	3M US L + 5.00%, 1.00% Floor	08/23/2023	100,671
248,128	Boing US Holdco, Inc., First Lien B Term Loan	3M US L + 3.25%, 1.00% Floor	10/03/2024	249,679
91,156	Boyd Gaming Corp., First Lien Refinancing B Term Loan	1W US L + 2.25%	09/15/2023	91,742
250,000	Bracket Intermediate Holding Corp., First Lien Initial Term Loan(g)	3M US L + 4.25%	09/05/2025	250,625
250,000	Brookfield WEC Holdings, Inc., First Lien Initial Term Loan	1M US L + 3.75%, 0.75% Floor	08/01/2025	253,391
100,000	Brookfield WEC Holdings, Inc., Second Lien Initial Term Loan	1M US L + 6.75%, 0.75% Floor	08/03/2026	102,075
248,125	Caesars Resort Collection LLC, First Lien B Term Loan	1M US L + 2.75%	12/23/2024	249,763
78,410	Camelot U.S. Acquisition 1 Co., First Lien New Term Loan	1M US L + 3.25%, 1.00% Floor	10/03/2023	78,573
141,254	Canyon Valor Cos., Inc., First Lien Initial Dollar Term Loan	3M US L + 3.25%	06/16/2023	142,186
128,700	Canyon Valor Cos., Inc., First Lien Initial Euro Term Loan	3M EUR L + 3.50%	06/16/2023	150,735
98,500	Caraustar Industries, Inc., First Lien Refinancing Term Loan	3M US L + 5.50%, 1.00% Floor	03/14/2022	99,503

See Notes to Financial Statements.

76	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
$221,608	Cengage Learning, Inc., First Lien 2016 Refinancing Term Loan	1M US L + 4.25%, 1.00% Floor	06/07/2023	$207,666
297,750	CenturyLink, Inc., First Lien Initial B Term Loan	1M US L + 2.75%	01/31/2025	296,038
128,033	CEOC LLC, First Lien B Term Loan	1M US L + 2.00%	10/07/2024	128,133
248,125	Charter Communications Operating LLC, First Lien B Term Loan	1M US L + 2.00%	04/30/2025	248,774
99,496	Charter NEX US, Inc., First Lien Initial Term Loan	1M US L + 3.00%, 1.00% Floor	05/16/2024	99,683
149,250	CHG Healthcare Services, Inc., First Lien 2017 New Term Loan	1M US L + 3.00%, 1.00% Floor	06/07/2023	150,346
149,625	Cogeco Communications II LP, First Lien B Term Loan	1M US L + 2.375%	01/03/2025	149,794
295,724	Communications Sales & Leasing, Inc., First Lien Shortfall Term Loan	1M US L + 3.00%, 1.00% Floor	10/24/2022	283,414
249,375	Covia Holdings Corp., First Lien Initial Term Loan	1M US L + 3.75%, 1.00% Floor	06/01/2025	236,490
249,375	CSC Holdings LLC, First Lien January 2018 Incremental Term Loan	1M US L + 2.50%	01/25/2026	250,674
204,987	CWGS Group LLC, First Lien Term Loan	1M US L + 2.75%, 0.75% Floor	11/08/2023	201,759
197,500	Cypress Intermediate Holdings III, Inc., First Lien Initial Term Loan	1M US L + 3.00%, 1.00% Floor	04/29/2024	198,562
90,000	David's Bridal, Inc., First Lien Initial Term Loan	3M US L + 4.00%, 1.25% Floor	10/11/2019	80,241
149,250	EG Group, Ltd., First Lien Additional Facility Term Loan	3M US L + 4.00%	02/07/2025	149,740
28,757	Emmis Operating Co., First Lien Term Loan	1M US L + 7.00%, 1.00% Floor	04/18/2019	28,577
250,000	Envision Healthcare Corp., First Lien Term Loan(g)	L + 3.75%	09/26/2025	248,750
290,770	Envision Healthcare Corp., First Lien Initial Term Loan	1M US L + 3.00%, 0.75% Floor	12/01/2023	291,212
98,253	ExamWorks Group, Inc., First Lien B-1 Term Loan	1M US L + 3.25%, 1.00% Floor	07/27/2023	99,162
98,737	Explorer Holdings, Inc., First Lien Initial Term Loan	3M US L + 3.75%, 1.00% Floor	05/02/2023	99,540
250,000	Financial & Risk US Holdings, Inc., First Lien Initial Dollar Term Loan(g)	L + 3.75%	09/18/2025	249,740
100,000	Financial & Risk US Holdings, Inc., First Lien Initial Euro Term Loan(g)	E + 4.00%	09/18/2025	116,970
249,375	Flynn Restaurant Group LP, First Lien Initial Term Loan	1M US L + 3.50%	06/27/2025	248,907
125,000	Flynn Restaurant Group LP, Second Lien Initial Term Loan	1M US L + 7.00%	06/29/2026	124,688
250,000	Franklin Square Holdings LP, First Lien Initial Term Loan	1M US L + 2.50%	08/01/2025	251,720

See Notes to Financial Statements.

Annual Report | September 30, 2018	77

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
$250,000	Gentiva Health Services, Inc., First Lien Closing Date Initial Term Loan	1M US L + 3.75%	07/02/2025	$253,281
150,000	GIP III Stetson I LP, First Lien Initial Term Loan	2M US L + 4.25%	07/18/2025	151,078
250,000	GlobalLogic Holdings, Inc., First Lien Initial Term Loan(g)	1M US L + 3.25%	08/01/2025	252,422
157,471	GOBP Holdings, Inc., First Lien Incremental Term Loan	1M US L + 3.50%, 1.00% Floor	10/21/2021	157,987
216,637	Golden Nugget, Inc., First Lien Initial B Term Loan	1M US L + 2.75%, 0.75% Floor	10/04/2023	217,720
246,875	Graftech International, Ltd., First Lien Initial Term Loan	1M US L + 3.50%, 1.00% Floor	02/12/2025	248,881
163,089	Greeneden US Holdings II LLC, First Lien Tranche B-3 Dollar Term Loan	1M US L + 3.50%	12/01/2023	164,149
99,250	Greenrock Finance, Inc., First Lien Initial USD B Term Loan	1M US L + 3.50%, 1.00% Floor	06/28/2024	99,643
215,595	HD Supply, Inc., First Lien B-3 Term Loan	1M US L + 2.25%	08/13/2021	217,751
149,625	Hub International, Ltd., First Lien Initial Term Loan	3M US L + 3.00%	04/25/2025	150,110
8,250	Innoviva, Inc., First Lien Initial Term Loan	3M US L + 4.50%, 1.00% Floor	08/18/2022	8,291
664,391	Jaguar Holding Co. II, First Lien 2018 Term Loan	1M US L + 2.50%, 1.00% Floor	08/18/2022	665,713
230,331	JBS USA LUX SA, First Lien Initial Term Loan	3M US L + 2.50%, 0.75% Floor	10/30/2022	231,178
243,579	Life Time Fitness, Inc., First Lien 2017 Refinancing Term Loan	3M US L + 2.75%, 1.00% Floor	06/10/2022	244,963
12,865	MA FinanceCo LLC, First Lien Tranche B-3 Term Loan	1M US L + 2.50%	06/21/2024	12,847
149,625	Mayfield Agency Borrower, Inc., First Lien B Term Loan	1M US L + 4.50%	02/28/2025	150,747
297,000	McAfee LLC, First Lien Closing Date USD Term Loan	1M US L + 4.50%, 1.00% Floor	09/30/2024	299,811
38,028	Monitronics International, Inc., First Lien B-2 Term Loan	3M US L + 5.50%, 1.00% Floor	09/30/2022	37,192
99,250	MRC Global, Inc., First Lien 2018 Refinancing Term Loan	1M US L + 3.00%	09/20/2024	100,056
61,375	MTL Publishing LLC, First Lien B-6 Term Loan	1M US L + 2.25%	08/20/2023	61,519
248,750	NVA Holdings, Inc., First Lien B-3 Term Loan	1M US L + 2.75%, 1.00% Floor	02/02/2025	248,322
99,251	Odyssey Logistics & Technology Corp., First Lien New Term Loan	1M US L + 3.75%, 1.00% Floor	10/12/2024	99,872
98,500	Onvoy LLC, First Lien Initial Term Loan	3M US L + 4.50%, 1.00% Floor	02/10/2024	96,592

See Notes to Financial Statements.

78	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
$98,707	Optiv, Inc., First Lien Initial Term Loan	1M US L + 3.25%, 1.00% Floor	02/01/2024	$96,270
41,745	OSG Bulk Ships, Inc., First Lien Initial Term Loan	3M US L + 4.25%, 1.00% Floor	08/05/2019	41,432
149,397	Pearl Intermediate Parent LLC, First Lien Initial Term Loan(g)	1M US L + 2.75%	02/14/2025	148,043
98,751	Playa Resorts Holding B.V., First Lien Initial Term Loan	1M US L + 2.75%, 1.00% Floor	04/29/2024	98,146
197,500	Post Holdings, Inc., First Lien Series A Incremental Term Loan	1M US L + 2.00%	05/24/2024	197,817
248,348	Recess Holdings, Inc., First Lien Initial Term Loan(g)	3M US L + 3.75%, 1.00% Floor	09/30/2024	250,755
198,500	Ring Container Technologies Group LLC, First Lien Initial Term Loan	1M US L + 2.75%	10/31/2024	199,058
95,985	RPI Finance Trust, First Lien Initial B -6 Term Loan	3M US L + 2.00%	03/27/2023	96,439
149,250	Scientific Games International, Inc., First Lien Initial B-5 Term Loan	1M US L + 2.75%	08/14/2024	149,192
86,884	Seattle SpinCo, Inc., First Lien Initial Term Loan	1M US L + 2.50%	06/21/2024	86,757
148,875	Securus Technologies Holdings, Inc., First Lien Initial Term Loan	1M US L + 4.50%, 1.00% Floor	11/01/2024	149,470
250,000	Sedgwick Claims Management Services, Inc., Second Lien Initial Term Loan	3M US L +5.75%, 1.00% Floor	02/28/2022	251,407
68,223	Servicemaster Co., LLC, First Lien Tranche C Term Loan	1M US L + 2.50%	11/08/2023	68,906
108,701	SIG Combibloc Holdings S.C.A., First Lien Initial Dollar Term Loan	3M US L + 1.75%, 1.00% Floor	03/11/2022	109,003
248,125	SolarWinds Holdings, Inc., First Lien 2018 Refinancing Term Loan	1M US L + 3.00%	02/05/2024	249,866
250,000	St. George's University Scholastic Services LLC, First Lien Term Loan(g)	1M US L + 3.50%	07/17/2025	253,125
246,243	St. Joseph Energy Center LLC, First Lien B Advance Term Loan	3M US L + 3.50%, 1.00% Floor	04/10/2025	248,551
123,920	Staples, Inc., First Lien Closing Date Term Loan	3M US L + 4.00%, 1.00% Floor	09/12/2024	124,127
148,875	Strategic Materials Holding Corp., First Lien Initial Term Loan	3M US L + 3.75%, 1.00% Floor	11/01/2024	142,672
250,000	SuperMoose Borrower LLC, First Lien Initial Term Loan(g)	1M US L + 3.75%	08/29/2025	251,875
98,500	Team Health Holdings, Inc., First Lien Initial Term Loan	1M US L + 2.75%, 1.00% Floor	02/06/2024	95,976
40,538	Toys R Us Property Co. I LLC(h)	1M US L + 5.00%, 1.00% Floor	08/21/2019	35,200
106,708	Trans Union LLC, First Lien 2017 Replacement B-3 Term Loan	1M US L + 2.00%	04/10/2023	107,075

See Notes to Financial Statements.

Annual Report | September 30, 2018	79

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
$444,574	Transdigm, Inc., First Lien 2018 New Tranche E Term Loan	1M US L + 2.50%	05/30/2025	$446,347
168,000	Traverse Midstream Partners LLC, First Lien Advance Term Loan	3M US L + 4.00%, 1.00% Floor	09/27/2024	169,488
170,188	US Renal Care, Inc., First Lien Initial Term Loan	3M US L + 4.25%, 1.00% Floor	12/30/2022	166,252
148,413	UTEX Industries, Inc., First Lien Initial Term Loan	1M US L + 4.00%, 1.00% Floor	05/21/2021	147,299
500,000	Verscend Holding Corp., First Lien B Term Loan	1M US L + 4.50%	08/27/2025	505,105
36,536	Vestcom Parent Holdings, Inc., First Lien L/C Collaterilized Term Loan	1M US L + 4.00%, 1.00% Floor	12/19/2023	36,719
228,263	Windstream Services LLC, First Lien 2016 Tranche B-6 Term Loan	1M US L + 4.00%, 0.75% Floor	03/29/2021	218,847
149,037	YI LLC, First Lien Initial Term Loan(g)	3M US L + 4.00%, 1.00% Floor	11/07/2024	149,037
133,576	York Risk Services Holding Corp., First Lien Term Loan	1M US L + 3.75%, 1.00% Floor	10/01/2021	129,764
				20,758,265

TOTAL BANK LOANS (Cost $27,068,363)				27,102,582

Principal Amount/Description		Rate	Maturity	Value
HIGH YIELD DEBT- 32.46%
Australia- 0.08%
$50,000	Nufarm Australia, Ltd. / Nufarm Americas, Inc.(i)	5.75%	04/30/2026	47,438
Canada - 1.73%
45,000	1011778 BC ULC / New Red Finance, Inc.(i)	5.00%	10/15/2025	43,200
25,000	Baffinland Iron Mines Corp. / Baffinland Iron Mines LP(i)	8.75%	07/15/2026	25,187
115,000	Bausch Health Cos., Inc.(i)	5.63%	12/01/2021	115,000
120,000	Bausch Health Cos., Inc.(i)	5.88%	05/15/2023	116,940
40,000	Bausch Health Cos., Inc.(i)	5.50%	11/01/2025	40,080
40,000	Baytex Energy Corp.(i)	5.13%	06/01/2021	39,600
100,000	Cascades, Inc.(i)	5.50%	07/15/2022	101,250
11,000	Cascades, Inc.(i)	5.75%	07/15/2023	11,055
60,000	Eldorado Gold Corp.(i)	6.13%	12/15/2020	57,150
25,000	First Quantum Minerals, Ltd.(i)	7.25%	05/15/2022	24,563
20,000	First Quantum Minerals, Ltd.(i)	7.25%	04/01/2023	19,100
60,000	goeasy, Ltd.(i)	7.88%	11/01/2022	62,625
15,000	MEG Energy Corp.(i)	6.38%	01/30/2023	13,725
35,000	Mercer International, Inc.	5.50%	01/15/2026	34,388

See Notes to Financial Statements.

80	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
$35,000	New Gold, Inc.(i)	6.25%	11/15/2022	$30,800
10,000	New Gold, Inc.(i)	6.38%	05/15/2025	8,350
60,000	Open Text Corp.(i)	5.63%	01/15/2023	61,200
35,000	Precision Drilling Corp.	7.75%	12/15/2023	37,188
30,000	Precision Drilling Corp.(i)	7.13%	01/15/2026	30,900
50,000	Ritchie Bros Auctioneers, Inc.(i)	5.38%	01/15/2025	50,225
55,000	Vermilion Energy, Inc.(i)	5.63%	03/15/2025	54,931
				977,457
Cayman Islands - 0.19%
90,000	UPCB Finance IV, Ltd.(j)	4.00%	01/15/2027	108,136

Denmark- 0.22%
100,000	DKT Finance ApS(j)	7.00%	06/17/2023	124,306

France - 0.82%
100,000	Altice France SA(j)	5.63%	05/15/2024	121,613
100,000	Constantin Investissement 3 SASU(j)	5.38%	04/15/2025	115,561
100,000	La Financiere Atalian SASU(j)	5.13%	05/15/2025	114,491
100,000	Picard Groupe SAS(f)(j)	3M EUR L + 3.00%	11/30/2023	115,211
				466,876
Germany- 1.05%
100,000	Blitz F18-674 GmbH(j)	6.00%	07/30/2026	117,477
100,000	Nidda BondCo GmbH(j)	5.00%	09/30/2025	115,326
120,000	Nidda Healthcare Holding GmbH(j)	3.50%	09/30/2024	139,749
100,000	Tele Columbus AG(j)	3.88%	05/02/2025	106,345
100,000	WEPA Hygieneprodukte GmbH(j)	3.75%	05/15/2024	115,142
				594,039
Great Britain - 0.37%
5,000	Ensco PLC	5.20%	03/15/2025	4,369
20,000	Ensco PLC	7.75%	02/01/2026	19,925
5,000	Ensco PLC	5.75%	10/01/2044	3,756
65,000	Tronox Finance PLC(i)	5.75%	10/01/2025	60,450
90,000	Virgin Media Secured Finance PLC(j)	5.50%	01/15/2025	120,681
				209,181
Ireland - 0.62%
10,000	Avolon Holdings Funding, Ltd.(i)	5.50%	01/15/2023	10,175
100,000	James Hardie International Finance DAC(i)	3.63%	10/01/2026	117,695
35,000	Park Aerospace Holdings, Ltd.(i)	5.25%	08/15/2022	35,481
30,000	Park Aerospace Holdings, Ltd.(i)	4.50%	03/15/2023	29,363
25,000	Park Aerospace Holdings, Ltd.(i)	5.50%	02/15/2024	25,656
100,000	Virgin Media Receivables Financing Notes I DAC(j)	5.50%	09/15/2024	131,113
				349,483

See Notes to Financial Statements.

Annual Report | September 30, 2018	81

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
Italy - 1.24%
$100,000	Bormioli Pharma Bidco SpA(f)(j)	3M EUR L + 3.50%	11/15/2024	$113,336
100,000	Guala Closures SPA(i)	3.50%	04/15/2024	116,915
100,000	LKQ Italia Bondco SpA(j)	3.88%	04/01/2024	123,271
120,000	Nexi Capital SPA(i)	4.13%	11/01/2023	140,830
170,000	Telecom Italia SpA	3.63%	01/19/2024	209,619
				703,971
Jersey - 0.65%
100,000	AA Bond Co., Ltd.(j)	5.50%	07/31/2022	119,929
100,000	CPUK Finance, Ltd.(j)	4.25%	08/28/2022	130,639
100,000	LHC3 PLC(i)(k)	4.13% (9.00%)	08/15/2024	116,284
				366,852
Luxembourg - 1.83%
120,000	Altice Financing SA(j)	5.25%	02/15/2023	145,119
105,000	Altice Luxembourg SA(j)	6.25%	02/15/2025	114,138
150,000	ARD Finance SA(k)	6.63% (7.375%)	09/15/2023	179,924
65,000	Dana Financing Luxembourg Sarl(i)	5.75%	04/15/2025	64,005
80,000	Intelsat Jackson Holdings SA(i)	8.00%	02/15/2024	84,377
75,000	Intelsat Jackson Holdings SA(i)	8.50%	10/15/2024	75,750
100,000	Samsonite Finco Sarl(j)	3.50%	05/15/2026	113,328
100,000	SES SA(b)(f)	4.63%	12/31/2049	120,860
25,000	Telecom Italia Capital SA	6.38%	11/15/2033	24,625
90,000	Telenet Finance VI Luxembourg SCA(j)	4.88%	07/15/2027	113,410
				1,035,536
Netherlands - 1.44%
100,000	Diamond BC BV(i)	5.63%	08/15/2025	108,969
100,000	Energizer Gamma Acquisition BV(i)	4.63%	07/15/2026	120,828
100,000	InterXion Holding NV(i)	4.75%	06/15/2025	121,971
100,000	Sigma Holdco BV(j)	5.75%	05/15/2026	109,847
35,000	Stars Group Holdings BV / Stars Group US Co.-Borrower LLC(i)	7.00%	07/15/2026	36,197
100,000	Telefonica Europe BV(b)(f)	3.75%	12/31/2049	118,994
175,000	Ziggo Bond Finance BV(j)	4.63%	01/15/2025	201,904
				818,710
Spain - 0.49%
135,000	Grifols SA(i)	3.20%	05/01/2025	159,289
100,000	Grifols SA(j)	3.20%	05/01/2025	117,992
				277,281
Sweden - 0.21%
100,000	Verisure Midholding AB(j)	5.75%	12/01/2023	118,036

United States - 21.52%
65,000	Acadia Healthcare Co., Inc.	5.13%	07/01/2022	65,162
30,000	Acadia Healthcare Co., Inc.	5.63%	02/15/2023	30,300
25,000	Acadia Healthcare Co., Inc.	6.50%	03/01/2024	25,969

See Notes to Financial Statements.

82	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
$75,000	ACCO Brands Corp.(i)	5.25%	12/15/2024	$74,900
35,000	AES Corp.	4.50%	03/15/2023	35,131
75,000	AES Corp.	6.00%	05/15/2026	79,406
55,000	Albertsons Cos. LLC / Safeway, Inc. / New Albertsons LP / Albertson's LLC	6.63%	06/15/2024	53,144
45,000	Albertsons Cos. LLC / Safeway, Inc. / New Albertsons LP / Albertson's LLC	5.75%	03/15/2025	40,500
55,000	Allison Transmission, Inc.(i)	5.00%	10/01/2024	54,862
75,000	American Builders & Contractors Supply Co., Inc.(i)	5.75%	12/15/2023	76,781
40,000	American Builders & Contractors Supply Co., Inc.(i)	5.88%	05/15/2026	40,250
60,000	AmeriGas Partners LP / AmeriGas Finance Corp.	5.63%	05/20/2024	59,850
45,000	APX Group, Inc.	7.88%	12/01/2022	46,012
60,000	Ascent Resources Utica Holdings LLC /ARU Finance Corp.(i)	7.00%	11/01/2026	59,745
40,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc.	5.50%	04/01/2023	39,938
100,000	Axalta Coating Systems LLC(j)	4.25%	08/15/2024	121,984
5,000	B&G Foods, Inc.	4.63%	06/01/2021	5,012
50,000	B&G Foods, Inc.	5.25%	04/01/2025	48,053
50,000	Bausch Health Cos., Inc.(i)	5.50%	03/01/2023	48,288
35,000	BBA US Holdings, Inc.(i)	5.38%	05/01/2026	35,219
50,000	Beacon Roofing Supply, Inc.(i)	4.88%	11/01/2025	46,250
35,000	BMC East LLC(i)	5.50%	10/01/2024	33,906
40,000	Booz Allen Hamilton, Inc.(i)	5.13%	05/01/2025	39,400
80,000	Boyd Gaming Corp.	6.38%	04/01/2026	82,560
70,000	BWAY Holding Co.(i)	5.50%	04/15/2024	68,991
30,000	BWX Technologies, Inc.(i)	5.38%	07/15/2026	30,187
40,000	Cable One, Inc.(i)	5.75%	06/15/2022	40,850
45,000	Callon Petroleum Co.	6.38%	07/01/2026	46,012
60,000	Cardtronics, Inc. / Cardtronics USA, Inc.(i)	5.50%	05/01/2025	57,600
55,000	Carriage Services, Inc.(i)	6.63%	06/01/2026	56,512
100,000	Catalent Pharma Solutions, Inc.(j)	4.75%	12/15/2024	122,514
45,000	CCO Holdings LLC / CCO Holdings Capital Corp.(i)	5.13%	05/01/2023	45,295
30,000	CCO Holdings LLC / CCO Holdings Capital Corp.	5.75%	09/01/2023	30,562
25,000	CCO Holdings LLC / CCO Holdings Capital Corp.(i)	5.88%	04/01/2024	25,594
45,000	CCO Holdings LLC / CCO Holdings Capital Corp.(i)	5.00%	02/01/2028	42,408
80,000	Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp.	5.38%	06/01/2024	80,000

See Notes to Financial Statements.

Annual Report | September 30, 2018	83

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
$25,000	Centene Corp.	6.13%	02/15/2024	$26,375
65,000	CenturyLink, Inc.	5.63%	04/01/2025	63,719
35,000	Chaparral Energy, Inc.(i)	8.75%	07/15/2023	35,000
40,000	Charles River Laboratories International, Inc.(i)	5.50%	04/01/2026	40,700
120,000	Chemours Co.	4.00%	05/15/2026	139,842
60,000	Cheniere Corpus Christi Holdings LLC	7.00%	06/30/2024	65,850
25,000	Cheniere Corpus Christi Holdings LLC	5.13%	06/30/2027	25,156
10,000	Chesapeake Energy Corp.	5.38%	06/15/2021	10,000
95,000	Chesapeake Energy Corp.	7.00%	10/01/2024	95,119
45,000	Chesapeake Energy Corp.	8.00%	01/15/2025	46,552
60,000	CHS/Community Health Systems, Inc.	5.13%	08/01/2021	58,650
45,000	CHS/Community Health Systems, Inc.	6.25%	03/31/2023	42,919
10,000	Churchill Downs, Inc.(i)	4.75%	01/15/2028	9,400
100,000	CITGO Petroleum Corp.(i)	6.25%	08/15/2022	100,250
35,000	Clearway Energy Operating LLC	5.38%	08/15/2024	35,350
50,000	Clearway Energy Operating LLC	5.00%	09/15/2026	48,125
35,000	CommScope Technologies LLC(i)	5.00%	03/15/2027	33,775
75,000	CommScope, Inc.(i)	5.50%	06/15/2024	75,844
40,000	Comstock Escrow Corp.(i)	9.75%	08/15/2026	40,012
10,000	CoreCivic, Inc.	5.00%	10/15/2022	9,925
60,000	CoreCivic, Inc.	4.63%	05/01/2023	57,900
100,000	Cott Corp.(j)	5.50%	07/01/2024	123,652
75,000	Covanta Holding Corp.	6.38%	10/01/2022	76,688
25,000	Covanta Holding Corp.	5.88%	03/01/2024	25,586
50,000	CrownRock LP / CrownRock Finance, Inc.(i)	5.63%	10/15/2025	49,062
115,000	CSC Holdings LLC(i)	5.50%	04/15/2027	112,169
45,000	CyrusOne LP / CyrusOne Finance Corp.	5.00%	03/15/2024	45,956
115,000	DaVita, Inc.	5.13%	07/15/2024	111,550
5,000	DaVita, Inc.	5.00%	05/01/2025	4,823
85,000	DBP Holding Corp.(i)	7.75%	10/15/2020	38,675
40,000	DISH DBS Corp.	5.88%	07/15/2022	39,175
15,000	DISH DBS Corp.	7.75%	07/01/2026	14,269
30,000	DISH DBS Corp.	5.00%	03/15/2023	27,335
38,021	Ditech Holding Corp.(k)	9.00% (9.00%)	12/31/2024	30,607
80,000	Eldorado Resorts, Inc.	6.00%	04/01/2025	81,300
5,000	Encompass Health Corp.	5.13%	03/15/2023	5,038
100,000	Encompass Health Corp.	5.75%	11/01/2024	101,741
5,000	Endo Dac / Endo Finance LLC / Endo Finco, Inc.(i)	6.00%	07/15/2023	4,462
120,000	Endo Finance LLC(i)	5.75%	01/15/2022	112,650
55,000	EnerSys(i)	5.00%	04/30/2023	55,756
80,000	Envision Healthcare Corp.	5.63%	07/15/2022	82,296
100,000	Equinix, Inc.	2.88%	02/01/2026	114,691

See Notes to Financial Statements.

84	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
$85,000	ESH Hospitality, Inc.(i)	5.25%	05/01/2025	$82,662
50,000	Extraction Oil & Gas, Inc.(i)	7.38%	05/15/2024	49,625
100,000	Financial & Risk US Holdings, Inc.(i)	4.50%	05/15/2026	115,489
45,000	First Data Corp.(i)	7.00%	12/01/2023	46,969
125,000	First Data Corp.(i)	5.75%	01/15/2024	127,062
80,000	First Quality Finance Co., Inc.(i)	4.63%	05/15/2021	80,300
50,000	Flex Acquisition Co., Inc.(i)	6.88%	01/15/2025	48,000
25,000	Flex Acquisition Co., Inc.(i)	7.88%	07/15/2026	24,750
50,000	Forum Energy Technologies, Inc.	6.25%	10/01/2021	50,125
45,000	Frontier Communications Corp.(i)	8.50%	04/01/2026	42,694
55,000	Gartner, Inc.(i)	5.13%	04/01/2025	55,433
70,000	GEO Group, Inc.	5.13%	04/01/2023	67,375
10,000	GEO Group, Inc.	6.00%	04/15/2026	9,625
95,000	Golden Nugget, Inc.(i)	6.75%	10/15/2024	96,604
40,000	Great Western Petroleum LLC / Great Western Finance Corp.(i)	9.00%	09/30/2021	39,600
55,000	Greystar Real Estate Partners LLC(i)	5.75%	12/01/2025	53,762
80,000	Grinding Media, Inc. / Moly-Cop AltaSteel, Ltd.(i)	7.38%	12/15/2023	83,459
55,000	Gulfport Energy Corp.	6.63%	05/01/2023	56,238
60,000	H&E Equipment Services, Inc.	5.63%	09/01/2025	60,000
75,000	HCA Healthcare, Inc.	6.25%	02/15/2021	78,375
50,000	HUB International, Ltd.(i)	7.00%	05/01/2026	50,191
115,000	Hunt Cos., Inc.(i)	6.25%	02/15/2026	107,525
110,000	Ingles Markets, Inc.	5.75%	06/15/2023	111,925
100,000	IQVIA, Inc.(j)	2.88%	09/15/2025	114,787
65,000	Iron Mountain, Inc.(i)	4.88%	09/15/2027	59,881
100,000	Iron Mountain, Inc.(j)	3.00%	01/15/2025	115,031
75,000	Jaguar Holding Co. II / Pharmaceutical Product Development LLC(i)	6.38%	08/01/2023	75,750
5,000	JBS USA LUX SA / JBS USA Finance, Inc.(i)	7.25%	06/01/2021	5,100
70,000	JBS USA LUX SA / JBS USA Finance, Inc.(i)	7.25%	06/01/2021	71,400
55,000	KAR Auction Services, Inc.(i)	5.13%	06/01/2025	53,488
145,000	Kennedy-Wilson, Inc.	5.88%	04/01/2024	143,550
100,000	Kraton Polymers LLC / Kraton Polymers Capital Corp.(j)	5.25%	05/15/2026	119,298
100,000	Kronos International, Inc.(j)	3.75%	09/15/2025	112,364
25,000	Laredo Petroleum, Inc.	5.63%	01/15/2022	24,938
35,000	Laredo Petroleum, Inc.	6.25%	03/15/2023	35,175
80,000	Level 3 Financing, Inc.	5.13%	05/01/2023	80,900
10,000	Level 3 Financing, Inc.	5.38%	01/15/2024	10,042
30,000	LifePoint Health, Inc.	5.88%	12/01/2023	31,388
15,000	LifePoint Health, Inc.	5.38%	05/01/2024	15,656

See Notes to Financial Statements.

Annual Report | September 30, 2018	85

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
$20,000	Masonite International Corp.(i)	5.63%	03/15/2023	$20,525
75,000	Matador Resources Co.(i)	5.88%	09/15/2026	76,125
30,000	Matthews International Corp.(i)	5.25%	12/01/2025	29,100
55,000	MEDNAX, Inc.(i)	5.25%	12/01/2023	55,206
35,000	MGM Resorts International	5.75%	06/15/2025	35,245
40,000	MPH Acquisition Holdings, LLC(i)	7.13%	06/01/2024	41,680
45,000	MSCI, Inc.(i)	5.75%	08/15/2025	47,372
35,000	Mueller Water Products, Inc.(i)	5.50%	06/15/2026	35,263
30,000	Multi-Color Corp.(i)	4.88%	11/01/2025	28,125
50,000	Nabors Industries, Inc.	5.50%	01/15/2023	49,357
10,000	Nabors Industries, Inc.(i)	5.75%	02/01/2025	9,609
120,000	Nationstar Mortgage Holdings, Inc.(i)	8.13%	07/15/2023	125,976
35,000	Natural Resource Partners LP / NRP Finance Corp.	10.50%	03/15/2022	37,625
20,000	Navient Corp.	7.25%	09/25/2023	21,300
100,000	NCR Corp.	6.38%	12/15/2023	102,125
104,238	Neiman Marcus Group, Ltd. LLC(i)(k)	8.75% (9.50%)	10/15/2021	69,253
40,000	New Enterprise Stone & Lime Co., Inc.(i)	6.25%	03/15/2026	40,400
65,000	Nielsen Finance LLC / Nielsen Finance Co.(i)	5.00%	04/15/2022	63,602
55,000	Novelis Corp.(i)	6.25%	08/15/2024	56,238
40,000	Novelis Corp.(i)	5.88%	09/30/2026	39,150
52,000	Oasis Petroleum, Inc.	6.88%	03/15/2022	52,974
20,000	Oasis Petroleum, Inc.	6.88%	01/15/2023	20,375
45,000	Olin Corp.	5.13%	09/15/2027	43,538
75,000	Owens-Brockway Glass Container, Inc.(i)	5.88%	08/15/2023	77,438
60,000	PDC Energy, Inc.	5.75%	05/15/2026	57,225
75,000	Performance Food Group, Inc.(i)	5.50%	06/01/2024	74,625
15,000	PetSmart, Inc.(i)	7.13%	03/15/2023	10,856
10,000	PetSmart, Inc.(i)	5.88%	06/01/2025	8,247
80,000	PHI, Inc.	5.25%	03/15/2019	76,600
50,000	Pilgrim's Pride Corp.(i)	5.75%	03/15/2025	48,375
30,000	Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp.	5.88%	01/15/2024	31,650
110,000	Plantronics, Inc.(i)	5.50%	05/31/2023	109,725
20,000	Post Holdings, Inc.(i)	5.50%	03/01/2025	19,915
40,000	Post Holdings, Inc.(i)	5.00%	08/15/2026	37,972
35,000	Post Holdings, Inc.(i)	5.63%	01/15/2028	33,775
35,000	Prestige Brands, Inc.(i)	6.38%	03/01/2024	35,569
50,000	Prime Security Services Borrower LLC / Prime Finance, Inc.(i)	9.25%	05/15/2023	53,600
70,000	Quicken Loans, Inc.(i)	5.75%	05/01/2025	70,263
10,000	Quicken Loans, Inc.(i)	5.25%	01/15/2028	9,325
55,000	RBS Global, Inc. / Rexnord LLC(i)	4.88%	12/15/2025	52,663

See Notes to Financial Statements.

86	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
$50,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer, LLC(i)	7.00%	07/15/2024	$50,969
82,374	Reynolds Group Issuer, Inc. / Reynolds Group Issuer, LLC	5.75%	10/15/2020	82,683
55,000	RHP Hotel Properties LP / RHP Finance Corp.	5.00%	04/15/2023	55,298
40,000	Rite Aid Corp.(i)	6.13%	04/01/2023	36,050
105,000	SBA Communications Corp.	4.88%	09/01/2024	104,081
100,000	Scientific Games International, Inc.(j)	3.38%	02/15/2026	110,833
55,000	Service Corp. International	5.38%	05/15/2024	56,306
15,000	SESI LLC	7.13%	12/15/2021	15,247
45,000	SESI LLC	7.75%	09/15/2024	46,069
100,000	Silgan Holdings, Inc.	3.25%	03/15/2025	120,029
100,000	Sirius XM Radio, Inc.(i)	5.38%	04/15/2025	100,625
85,000	Six Flags Entertainment Corp.(i)	4.88%	07/31/2024	83,470
15,000	SM Energy Co.	6.13%	11/15/2022	15,525
10,000	SM Energy Co.	5.00%	01/15/2024	9,825
30,000	SM Energy Co.	5.63%	06/01/2025	30,038
35,000	Sonic Automotive, Inc.	6.13%	03/15/2027	32,900
70,000	Sotheby's(i)	4.88%	12/15/2025	67,113
100,000	Spectrum Brands, Inc.(j)	4.00%	10/01/2026	118,251
55,000	Sprint Capital Corp.	6.88%	11/15/2028	55,395
170,000	Sprint Communications, Inc.	6.00%	11/15/2022	173,825
10,000	Sprint Corp.	7.88%	09/15/2023	10,799
25,000	Sprint Corp.	7.13%	06/15/2024	26,031
5,000	Sprint Corp.	7.63%	02/15/2025	5,315
45,000	Standard Industries, Inc.(i)	5.50%	02/15/2023	45,619
50,000	Standard Industries, Inc.(i)	6.00%	10/15/2025	51,312
20,000	Suburban Propane Partners LP/Suburban Energy Finance Corp.	5.50%	06/01/2024	19,750
40,000	Suburban Propane Partners LP/Suburban Energy Finance Corp.	5.75%	03/01/2025	39,000
30,000	Suburban Propane Partners LP/Suburban Energy Finance Corp.	5.88%	03/01/2027	28,650
115,000	Summit Materials LLC / Summit Materials Finance Corp.	6.13%	07/15/2023	117,206
75,000	SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp.(i)	7.50%	06/15/2025	77,438
30,000	Sunoco LP / Sunoco Finance Corp.(i)	4.88%	01/15/2023	29,775
20,000	Sunoco LP / Sunoco Finance Corp.(i)	5.50%	02/15/2026	19,370
65,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.75%	03/15/2024	68,737
45,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	5.13%	02/01/2025	45,450
10,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp.(i)	5.88%	04/15/2026	10,363

See Notes to Financial Statements.

Annual Report | September 30, 2018	87

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2018

Principal Amount/Description		Rate	Maturity	Value
$20,000	Tempur Sealy International, Inc.	5.63%	10/15/2023	$20,050
25,000	Tempur Sealy International, Inc.	5.50%	06/15/2026	24,031
65,000	Tenet Healthcare Corp.(i)	7.50%	01/01/2022	68,088
45,000	Tenet Healthcare Corp.	6.75%	06/15/2023	45,000
20,000	Tenet Healthcare Corp.	4.63%	07/15/2024	19,490
20,000	Tenet Healthcare Corp.	5.13%	05/01/2025	19,750
45,000	Tennant Co.	5.63%	05/01/2025	45,788
50,000	Tenneco, Inc.	5.38%	12/15/2024	47,188
25,000	TerraForm Power Operating LLC(i)	4.25%	01/31/2023	24,500
15,000	TerraForm Power Operating LLC(i)	5.00%	01/31/2028	14,006
55,000	T-Mobile USA, Inc.	6.00%	04/15/2024	57,173
20,000	T-Mobile USA, Inc.	6.38%	03/01/2025	20,886
55,000	TMS International Corp.(i)	7.25%	08/15/2025	55,550
10,000	TransDigm, Inc.	6.50%	07/15/2024	10,270
35,000	TransDigm, Inc.	6.50%	05/15/2025	35,744
80,000	TreeHouse Foods, Inc.(i)	6.00%	02/15/2024	82,900
50,000	TriMas Corp.(i)	4.88%	10/15/2025	47,969
15,000	Tronox, Inc.(i)	6.50%	04/15/2026	14,494
15,000	Ultra Resources, Inc.(i)	6.88%	04/15/2022	7,200
70,000	United Rentals North America, Inc.	5.50%	07/15/2025	71,663
100,000	Univision Communications, Inc.(i)	5.13%	05/15/2023	96,000
75,000	US Foods, Inc.(i)	5.88%	06/15/2024	75,750
45,000	USA Compression Partners LP / USA Compression Finance Corp.(i)	6.88%	04/01/2026	46,631
100,000	Vantiv LLC / Vantiv Issuer Corp.(j)	3.88%	11/15/2025	127,733
45,000	ViaSat, Inc.(i)	5.63%	09/15/2025	42,764
75,000	Watco Cos. LLC / Watco Finance Corp.(i)	6.38%	04/01/2023	76,781
40,000	Weatherford International, Ltd.	7.75%	06/15/2021	39,850
10,000	Weatherford International, Ltd.	4.50%	04/15/2022	8,800
10,000	Weatherford International, Ltd.	6.50%	08/01/2036	7,575
45,000	Whiting Petroleum Corp.	6.63%	01/15/2026	46,969
120,000	WMG Acquisition Corp.(i)	4.13%	11/01/2024	144,687
60,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.(i)	5.25%	05/15/2027	55,800
				12,182,040

TOTAL HIGH YIELD DEBT (Cost $18,468,442)				18,379,342

RIGHTS - 0.00%
3	Franklin, Ltd. Duration Income Trust, Expires 10/19/2018			0

TOTAL RIGHTS (Cost $0)				0

See Notes to Financial Statements.

88	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2018

Shares/Description	Value
SHORT-TERM INVESTMENTS - 5.06%
2,867,163 State Street Institutional Trust (7 Day Yield 1.94%)	$2,867,163

TOTAL SHORT-TERM INVESTMENTS (Cost $2,867,163)	2,867,163

TOTAL INVESTMENTS - 100.80% (Cost $57,647,383)	57,069,312
CASH SEGREGATED AT CUSTODIAN FOR FORWARD FOREIGN CURRENCY CONTRACTS - 0.09%	50,000
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.89)%	(505,360)
NET ASSETS - 100.00%	$56,613,952

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

1W US L - 1 Week LIBOR as of September 30, 2018 was 2.20%

1M US L - 1 Month LIBOR as of September 30, 2018 was 2.26%

2M US L - 2 Month LIBOR as of September 30, 2018 was 2.31%

3M US L - 3 Month LIBOR as of September 30, 2018 was 2.40%

2M EUR L - 2 Month EURIBOR as of September 30, 2018 was -0.37%

3M EUR L - 3 Month EURIBOR as of September 30, 2018 was -0.35%

6M EUR L - 6 Month EURIBOR as of September 30, 2018 was -0.31%

(a)	Non-income producing security.
(b)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(d)	The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(e)	Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees. Total fair value of the security is $75,000, which represents approximately 0.13% of net assets as of September 30, 2018.
(f)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at September 30, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

See Notes to Financial Statements.

Annual Report | September 30, 2018	89

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2018

(g)	All or a portion of this position has not settled as of September 30, 2018. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the Euro Interbank Offered Rate ("EURIBOR" or "E") or the applicable LIBOR/EURIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR/EURIBOR will be established.
(h)	Security is currently in default.
(i)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $8,137,287, which represents approximately 14.37% of net assets as of September 30, 2018.
(j)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees. As of September 30, 2018, the aggregate fair value of those securities was $4,252,547, representing 7.51% of net assets.
(k)	Pay-in-kind securities - Rate paid in-kind is shown in parenthesis.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at September 30, 2018	Fund Delivering	U.S. $ Value at September 30, 2018	Unrealized Appreciation/ (Depreciation)
State Street Boston	10/5/2018	USD	8,890,586	EUR	8,931,784	41,198
State Street Boston	10/5/2018	USD	248,096	GBP	250,353	2,257
						$43,455
State Street Boston	10/5/2018	USD	92,747	EUR	92,510	(237)
State Street Boston	10/5/2018	USD	2,115,938	GBP	2,106,910	(9,028)
						$(9,265)

*	The contracted amount is stated in the currency in which the security is denominated.

See Notes to Financial Statements.

90	(888) 848-7569 | www.rivernorth.com

RiverNorth Core Opportunity Fund

Statement of Assets and Liabilities	September 30, 2018

ASSETS:
Investment in securities:
At cost	$123,538,418
At value	$131,618,633
Receivable for fund investments sold	1,496,418
Dividends receivable	450,253
Cash segregated at custodian for total return swap contracts	400,000
Receivable for fund shares sold	56,533
Interest receivable	9,470
Prepaid expenses and other assets	14,807
Total Assets	134,046,114

LIABILITIES:
Payable to custodian due to overdraft	581,595
Facility loan fee payable	4,148
Payable for fund shares redeemed	478,733
Payable to Adviser	110,664
Payable for Fund Accounting and Administration fees	11,414
Accrued 12b-1 fees - Class R Shares	14,100
Payable for Custodian fees	9,656
Payable for Audit fees	21,908
Payable to Transfer agency	8,813
Payable to Trustees and Officers	2,428
Other accrued expenses	11,892
Total Liabilities	1,255,351
Net Assets	$132,790,763

NET ASSETS CONSIST OF:
Paid-in capital	$98,903,291
Total distributable earnings	33,887,472
Net Assets	$132,790,763

See Notes to Financial Statements.

Annual Report | September 30, 2018	91

RiverNorth Core Opportunity Fund

Statement of Assets and Liabilities	September 30, 2018

PRICING OF SHARES:
Class I Shares
Net Assets	$65,591,537
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	6,026,236
Net Asset Value Per Share, Offering and Redemption Price Per Share	$10.88
Minimum Redemption Price Per Share(a)	$10.66
Class R Shares
Net Assets	$67,199,226
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	6,170,522
Net Asset Value Per Share, Offering and Redemption Price Per Share	$10.89
Minimum Redemption Price Per Share(a)	$10.67

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.

92	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund

Statement of Assets and Liabilities	September 30, 2018

ASSETS:
Investment in securities:
At cost	$1,983,931,814
At value	$1,859,691,697
Investment in affiliates:
At cost	29,173,156
At value	28,777,147
Cash	2,852,396
Interest receivable	6,524,756
Receivable for fund shares sold	2,592,974
Dividends receivable	1,961,621
Receivable for fund investments sold	1,209,410
Cash segregated at custodian for total return swap contracts	400,000
Prepaid expenses and other assets	38,875
Total Assets	1,904,048,876

LIABILITIES:
Facility loan fee payable	57,034
Payable for fund investments purchased	20,013,867
Payable for fund shares redeemed	1,380,850
Payable to Adviser	1,148,012
Payable for Fund Accounting and Administration fees	251,529
Accrued 12b-1 fees - Class R Shares	34,100
Payable for Custodian fees	15,628
Payable for Audit fees	32,909
Payable to Transfer agency	43,891
Payable to Trustees and Officers	2,834
Other accrued expenses	101,450
Total Liabilities	23,082,104
Net Assets	$1,880,966,772

NET ASSETS CONSIST OF:
Paid-in capital	$2,021,610,581
Total distributable earnings	(140,643,809)
Net Assets	$1,880,966,772

See Notes to Financial Statements.

Annual Report | September 30, 2018	93

RiverNorth/DoubleLine Strategic Income Fund

Statement of Assets and Liabilities	September 30, 2018

PRICING OF SHARES:
Class I Shares
Net Assets	$1,715,494,746
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	170,203,731
Net Asset Value Per Share, Offering and Redemption Price Per Share	$10.08
Minimum Redemption Price Per Share(a)	$9.88
Class R Shares
Net Assets	$165,472,026
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	16,391,973
Net Asset Value Per Share, Offering and Redemption Price Per Share	$10.09
Minimum Redemption Price Per Share(a)	$9.89

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.

94	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund

Statement of Assets and Liabilities	September 30, 2018

ASSETS:
Investment in securities:
At cost	$57,647,383
At value	$57,069,312
Cash	272,200
Foreign currency, at value (Cost 415,189)	415,809
Receivable for fund investments sold	1,104,045
Interest receivable	397,713
Cash segregated at custodian for forward foreign currency contracts	50,000
Unrealized appreciation on forward foreign currency contracts	43,455
Dividends receivable	29,160
Receivable for fund shares sold	1,098
Prepaid expenses and other assets	5,529
Total Assets	59,388,321

LIABILITIES:
Facility loan fee payable	1,721
Payable for fund investments purchased	2,626,070
Payable for fund shares redeemed	5,444
Unrealized depreciation on forward foreign currency contracts	9,265
Payable to Adviser	28,894
Payable for Fund Accounting and Administration fees	53,528
Accrued 12b-1 fees - Class R Shares	1,387
Payable for Custodian fees	5,403
Payable for Audit fees	30,908
Payable to Transfer agency	5,679
Payable to Trustees and Officers	2,409
Other accrued expenses	3,661
Total Liabilities	2,774,369
Net Assets	$56,613,952

NET ASSETS CONSIST OF:
Paid-in capital	$60,839,481
Total distributable earnings	(4,225,529)
Net Assets	$56,613,952

See Notes to Financial Statements.

Annual Report | September 30, 2018	95

RiverNorth/Oaktree High Income Fund

Statement of Assets and Liabilities	September 30, 2018

PRICING OF SHARES:
Class I Shares
Net Assets	$49,856,248
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	5,201,506
Net Asset Value Per Share, Offering and Redemption Price Per Share	$9.58
Minimum Redemption Price Per Share(a)	$9.39
Class R Shares
Net Assets	$6,757,704
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	705,714
Net Asset Value Per Share, Offering and Redemption Price Per Share	$9.58
Minimum Redemption Price Per Share(a)	$9.39

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.

96	(888) 848-7569 | www.rivernorth.com

RiverNorth Core Opportunity Fund

Statement of Operations	For the Year Ended September 30, 2018

INVESTMENT INCOME:
Dividend income	$8,281,164
Interest income	163,174
Foreign taxes withheld	(716)
Total Investment Income	8,443,622

EXPENSES:
Investment Adviser fee	2,439,326
12b-1 fees - Class R Shares	402,616
Accounting and administration fee	80,811
Compliance expenses	49,581
Transfer agent expenses	47,085
Registration expenses	43,683
Custodian expenses	27,055
Printing expenses	26,858
Facility loan fee	25,969
Audit expenses	23,371
Trustee expenses	19,961
Legal expenses	15,817
Insurance expenses	6,265
Miscellaneous expenses	21,057
Total Expenses	3,229,455
Net Investment Income	5,214,167

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	29,617,643
Net realized gain	29,617,643
Long-term capital gain distributions from other investment companies	4,619,375
Net change in unrealized appreciation/depreciation on:
Investments	(24,533,245)
Net change in unrealized appreciation/depreciation	(24,533,245)
Net Realized and Unrealized Gain on Investments	9,703,773
Net Increase in Net Assets Resulting from Operations	$14,917,940

See Notes to Financial Statements.

Annual Report | September 30, 2018	97

RiverNorth/DoubleLine Strategic Income Fund

Statement of Operations	For the Year Ended September 30, 2018

INVESTMENT INCOME:
Dividend income	$40,630,273
Dividend income from affiliated securities	960,199
Interest income	68,822,710
Other income	13,520
Foreign taxes withheld	(4,738)
Total Investment Income	110,421,964

EXPENSES:
Investment Adviser fee	15,022,951
Accounting and administration fee	923,662
12b-1 fees - Class R Shares	471,541
Facility loan fee	221,007
Transfer agent expenses	208,395
Compliance expenses	191,811
Trustee expenses	151,030
Legal expenses	139,554
Printing expenses	127,964
Registration expenses	70,217
Custodian expenses	68,531
Insurance expenses	44,735
Audit expenses	34,371
Miscellaneous expenses	112,017
Total Expenses	17,787,786
Net Investment Income	92,634,178

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	(1,825,140)
Net realized loss	(1,825,140)
Long-term capital gain distributions from other investment companies	73,380
Net change in unrealized appreciation/depreciation on:
Investments	(86,256,700)
Affiliated Investments	(312,699)
Net change in unrealized appreciation/depreciation	(86,569,399)
Net Realized and Unrealized Loss on Investments	(88,321,159)
Net Increase in Net Assets Resulting from Operations	$4,313,019

See Notes to Financial Statements.

98	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund

Statement of Operations	For the Year Ended September 30, 2018

INVESTMENT INCOME:
Dividend income	$748,702
Interest income	2,529,990
Other income	891
Foreign taxes withheld	(8,654)
Total Investment Income	3,270,929

EXPENSES:
Investment Adviser fee	608,300
Accounting and administration fee	132,969
Registration expenses	38,289
Transfer agent expenses	32,742
Audit expenses	32,371
Compliance expenses	32,361
Custodian expenses	21,865
12b-1 fees - Class R Shares	17,771
Printing expenses	7,863
Facility loan fee	6,607
Trustee expenses	4,761
Legal expenses	4,147
Interest expense	3,687
Insurance expenses	1,669
Miscellaneous expenses	8,353
Less fees waived/reimbursed by Investment Adviser:
Class I Shares	(98,502)
Class R Shares	(13,126)
Net Expenses	842,127
Net Investment Income	2,428,802

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	276,893
Forward Foreign Currency Contracts	748,292
Translation of assets and liabilities denominated in foreign currencies	(503,271)
Net realized gain	521,914
Net change in unrealized appreciation/depreciation on:
Investments	(1,691,069)
Forward Foreign Currency Contracts	35,448
Translation of assets and liabilities denominated in foreign currencies	26,314
Net change in unrealized appreciation/depreciation	(1,629,307)
Net Realized and Unrealized Loss on Investments, translation of assets and liabilities denominated in foreign currencies and forward foreign currency contracts	(1,107,393)
Net Increase in Net Assets Resulting from Operations	$1,321,409

See Notes to Financial Statements.

Annual Report | September 30, 2018	99

RiverNorth Core Opportunity Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,214,167	$7,096,392
Net realized gain/(loss)	29,617,643	43,331,497
Long-term capital gain distributions from other investment companies	4,619,375	8,411,842
Net change in unrealized appreciation/depreciation	(24,533,245)	2,720,395
Net increase in net assets resulting from operations	14,917,940	61,560,126

DISTRIBUTIONS TO SHAREHOLDERS:(a)
Class I shares	(17,414,020)	(6,792,126)
Class R shares	(31,988,487)	(16,888,412)
Net decrease in net assets from distributions to shareholders	(49,402,507)	(23,680,538)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	37,578,872	46,546,239
Reinvestment of distributions	10,189,389	4,512,884
Cost of shares redeemed	(80,063,488)	(154,520,350)
Redemption fees(b)	13,320	38,263
Net decrease in net assets from capital share transactions	(32,281,907)	(103,422,964)

Class R Shares
Proceeds from shares sold	11,398,807	41,626,713
Reinvestment of distributions	31,627,486	16,755,567
Cost of shares redeemed	(166,833,549)	(439,389,198)
Redemption fees(b)	480	4,262
Net decrease in net assets from capital share transactions	(123,806,776)	(381,002,656)

Net Decrease in Net Assets	(190,573,250)	(446,546,032)

NET ASSETS:
Beginning of period	$323,364,013	$769,910,045
End of period (a)	132,790,763	323,364,013

See Notes to Financial Statements.

100	(888) 848-7569 | www.rivernorth.com

RiverNorth Core Opportunity Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
OTHER INFORMATION:
Share Transactions:
Class I Shares
Shares sold	3,214,606	3,996,698
Shares issued in reinvestment of distributions	944,429	387,331
Shares redeemed	(6,996,741)	(13,330,076)
Net decrease from share transactions	(2,837,706)	(8,946,047)

Class R Shares
Shares sold	1,008,872	3,608,158
Shares issued in reinvestment of distributions	2,929,289	1,446,579
Shares redeemed	(15,045,765)	(37,956,954)
Net decrease from share transactions	(11,107,604)	(32,902,217)

(a)	For the prior year ended September 30, 2017, RiverNorth Core Opportunity Fund had Total Distributions consisting of Net Investment Income of $13,503,018, and Net Realized Gains of $10,177,520 and Net Assets included accumulated net investment loss of $242,114.

(b)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.

Annual Report | September 30, 2018	101

RiverNorth/DoubleLine Strategic Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$92,634,178	$80,946,905
Net realized gain/(loss)	(1,825,140)	22,609,514
Long-term capital gain distributions from other investment companies	73,380	439,705
Net change in unrealized appreciation/depreciation	(86,569,399)	(7,033,038)
Net increase in net assets resulting from operations	4,313,019	96,963,086

DISTRIBUTIONS TO SHAREHOLDERS:(a)
Class I shares	(97,793,631)	(88,225,388)
Class R shares	(9,571,898)	(9,292,211)
From tax return of capital
Class I shares	(1,730,567)	–
Class R shares	(169,385)	–
Net decrease in net assets from distributions to shareholders	(109,265,481)	(97,517,599)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	445,909,981	663,829,940
Reinvestment of distributions	76,135,927	64,580,225
Cost of shares redeemed	(735,657,272)	(526,765,934)
Redemption fees(b)	60,895	69,874
Net increase/(decrease) in net assets from capital share transactions	(213,550,469)	201,714,105

Class R Shares
Proceeds from shares sold	58,318,144	63,167,525
Reinvestment of distributions	9,393,059	8,954,389
Cost of shares redeemed	(100,541,570)	(94,841,502)
Redemption fees(b)	15,043	18,119
Net decrease in net assets from capital share transactions	(32,815,324)	(22,701,469)

Net Increase/(Decrease) in Net Assets	(351,318,255)	178,458,123

NET ASSETS:
Beginning of period	$2,232,285,027	$2,053,826,904
End of period (a)	1,880,966,772	2,232,285,027

See Notes to Financial Statements.

102	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
OTHER INFORMATION:
Share Transactions:
Class I Shares
Shares sold	43,253,978	62,769,675
Shares issued in reinvestment of distributions	7,419,361	6,112,222
Shares redeemed	(71,333,873)	(49,854,167)
Net increase/(decrease) from share transactions	(20,660,534)	19,027,730

Class R Shares
Shares sold	5,605,491	5,966,271
Shares issued in reinvestment of distributions	913,262	846,326
Shares redeemed	(9,725,055)	(8,955,376)
Net decrease from share transactions	(3,206,302)	(2,142,779)

(a)	For the prior year ended September 30, 2017, RiverNorth/DoubleLine Strategic Income Fund had Total Distributions consisting of Net Investment Income of $91,349,517, and Net Realized Gains of $6,168,082 and Net Assets included accumulated net investment loss of $3,379,439.

(b)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.

Annual Report | September 30, 2018	103

RiverNorth/Oaktree High Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,428,802	$2,950,991
Net realized gain/(loss)	521,914	(703,192)
Long-term capital gain distributions from other investment companies	–	3,320
Net change in unrealized appreciation/depreciation	(1,629,307)	3,461,101
Net increase in net assets resulting from operations	1,321,409	5,712,220

DISTRIBUTIONS TO SHAREHOLDERS:(a)
Class I Shares	(1,337,107)	(2,921,176)
Class R Shares	(166,196)	(302,770)
From tax return of capital
Class I Shares	(650,715)	(259,165)
Class R Shares	(80,881)	(26,861)
Net decrease in net assets from distributions to shareholders	(2,234,899)	(3,509,972)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	3,307,159	14,250,482
Reinvestment of distributions	1,930,632	2,709,105
Cost of shares redeemed	(18,416,586)	(28,702,824)
Redemption fees(b)	257	6,279
Net decrease in net assets from capital share transactions	(13,178,538)	(11,736,958)

Class R Shares
Proceeds from shares sold	859,168	3,096,004
Reinvestment of distributions	241,660	325,388
Cost of shares redeemed	(1,871,291)	(3,194,299)
Redemption fees(b)	23	536
Net increase/(decrease) in net assets from capital share transactions	(770,440)	227,629

Net Decrease in Net Assets	(14,862,468)	(9,307,081)

NET ASSETS:
Beginning of period	$71,476,420	$80,783,501
End of period (a)	56,613,952	71,476,420

See Notes to Financial Statements.

104	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
OTHER INFORMATION:
Share Transactions:
Class I Shares
Shares sold	341,685	1,480,726
Shares issued in reinvestment of distributions	200,668	281,131
Shares redeemed	(1,901,069)	(2,962,599)
Net decrease from share transactions	(1,358,716)	(1,200,742)

Class R Shares
Shares sold	89,276	320,980
Shares issued in reinvestment of distributions	25,140	33,780
Shares redeemed	(193,955)	(330,097)
Net increase/(decrease) from share transactions	(79,539)	24,663

(a)	For the prior year ended September 30, 2017, RiverNorth/Oaktree High Income Fund had Total Distributions consisting of Net Investment Income of $3,223,946, and Net Realized Gains of $0 and Net Assets included accumulated net investment loss of $1,791,575.

(b)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.

Annual Report | September 30, 2018	105

RiverNorth Core Opportunity Fund	Class I

Financial Highlights

Net asset value - beginning of period
Income/(Loss) from investment operations:
Net investment income(b)
Net realized and unrealized gain/(loss) on investments(b)
Total income/(loss) from investment operations
Less distributions:
From net investment income
From net realized gain on investments
From tax return of capital
Total distributions
Paid-in capital from redemption fees(b)
Net increase/(decrease) in net asset value
Net asset value - end of period
Total Return(e)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)

Ratios to Average Net Assets (including interest expense):

Ratio of expenses to average net assets excluding fee waivers and reimbursements(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(g)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(g)
Ratio of net investment income to average net assets including fee waivers and reimbursements(g)

Ratios to Average Net Assets (excluding interest expense):

Ratio of expenses to average net assets excluding fee waivers and reimbursements(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(g)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(g)
Ratio of net investment income to average net assets including fee waivers and reimbursements(g)
Portfolio turnover rate

See Notes to Financial Statements.

106	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2018		For the Year Ended September 30, 2017		For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Period ended September 30, 2014(a)
$12.37		$11.33		$10.74	$13.06	$13.16

0.27		0.17		0.23	0.44	0.08
0.42		1.45		1.33	(1.30)	(0.18	)(c)
0.69		1.62		1.56	(0.86)	(0.10)

(0.40)		(0.30)		(0.42)	(0.60)	–
(1.78)		(0.28)		(0.45)	(0.86)	–
–		–		(0.10)	–	–
(2.18)		(0.58)		(0.97)	(1.46)	–
0.00	(d)	0.00	(d)	0.00 (d)	0.00 (d)	–
(1.49)		1.04		0.59	(2.32)	(0.10)
$10.88		$12.37		$11.33	$10.74	$13.06
5.92%		14.71%		15.35%	(7.50%)	(0.76	%)(f)

$65,592		$109,627		$201,712	$166,905	$39,623

N/A		1.12%		N/A	N/A	N/A

N/A		1.12%		N/A	N/A	N/A

N/A		1.45%		N/A	N/A	N/A

N/A		1.45%		N/A	N/A	N/A

1.17%		1.12%		1.11%	1.11%	1.20	%(h)

1.17%		1.12%		1.11%	1.11%	1.20	%(h)

2.37%		1.45%		2.11%	3.62%	2.93	%(h)

2.37%		1.45%		2.11%	3.62%	2.93	%(h)
58	%(i)	39	%(i)	19%	23%	46	%(f)

Annual Report | September 30, 2018	107

RiverNorth Core Opportunity Fund	Class I

Financial Highlights	For a share outstanding throughout the periods presented

(a)	Commenced operations on August 11, 2014.

(b)	Based on average shares outstanding during the period.

(c)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to realized and unrealized gains and losses on investments of the Fund.
(d)	Less than $0.005 per share.

(e)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(f)	Not annualized.

(g)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

(h)	Annualized.

(i)	Portfolio turnover does not include redemptions in-kind.

See Notes to Financial Statements.

108	(888) 848-7569 | www.rivernorth.com

Intentionally Left Blank

RiverNorth Core Opportunity Fund	Class R

Financial Highlights

Net asset value - beginning of period
Income/(Loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments(a)
Total income/(loss) from investment operations
Less distributions:
From net investment income
From net realized gain on investments
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/ (decrease) in net asset value
Net asset value - end of period
Total Return(c)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including interest expense):

Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)
Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Ratios to Average Net Assets (excluding interest expense):

Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)
Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Portfolio turnover rate

See Notes to Financial Statements.

110	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2018		For the Year Ended September 30, 2017		For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
$12.37		$11.32		$10.74	$13.05	$12.65

0.23		0.16		0.20	0.39	0.32
0.44		1.44		1.32	(1.27)	1.00
0.67		1.60		1.52	(0.88)	1.32

(0.37)		(0.27)		(0.40)	(0.57)	(0.24)
(1.78)		(0.28)		(0.45)	(0.86)	(0.68)
–		–		(0.09)	–	–
(2.15)		(0.55)		(0.94)	(1.43)	(0.92)
0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)
(1.48)		1.05		0.58	(2.31)	0.40
$10.89		$12.37		$11.32	$10.74	$13.05
5.70%		14.51%		14.98%	(7.67%)	10.81%

$67,199		$213,737		$568,198	$538,689	$705,299

N/A		1.37%		N/A	N/A	N/A
N/A		1.37%		N/A	N/A	N/A

N/A		1.38%		N/A	N/A	N/A

N/A		1.38%		N/A	N/A	N/A

1.41%		1.37%		1.36%	1.35%	1.37%
1.41%		1.37%		1.36%	1.35%	1.37%

2.02%		1.38%		1.90%	3.16%	2.60%

2.02%		1.38%		1.90%	3.16%	2.60%
58	%(e)	39	%(e)	19%	23%	46%

Annual Report | September 30, 2018	111

RiverNorth Core Opportunity Fund	Class R

Financial Highlights	For a share outstanding throughout the periods presented

(a)	Based on average shares outstanding during the period.

(b)	Less than $0.005 per share.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

(e)	Portfolio turnover does not include redemptions in-kind.

See Notes to Financial Statements.

112	(888) 848-7569 | www.rivernorth.com

Intentionally Left Blank

RiverNorth/DoubleLine Strategic Income Fund	Class I

Financial Highlights

Net asset value - beginning of period
Income from investment operations:
Net investment income(a)
Net realized and unrealized gain/ (loss) on investments(a)
Total income from investment operations

Less distributions:
From net investment income
From net realized gain on investments
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset value
Net asset value - end of period

Total Return(c)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Portfolio turnover rate

(a)	Based on average shares outstanding during the period.

(b)	Less than $0.005 per share.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

See Notes to Financial Statements.

114	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
$10.61	$10.61	$10.37	$10.88	$10.62

0.47	0.40	0.51	0.56	0.59
(0.44)	0.08	0.39	(0.55)	0.38
0.03	0.48	0.90	0.01	0.97

(0.51)	(0.45)	(0.64)	(0.52)	(0.66)
(0.04)	(0.03)	–	–	(0.05)
(0.01)	–	(0.02)	–	–
(0.56)	(0.48)	(0.66)	(0.52)	(0.71)
0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
(0.53)	–	0.24	(0.51)	0.26
$10.08	$10.61	$10.61	$10.37	$10.88

0.33%	4.67%	9.00%	0.04%	9.38%

$1,715,495	$2,024,142	$1,822,874	$1,735,108	$1,148,744
0.86%	0.85%	0.86%	0.86%	0.91%
0.86%	0.85%	0.86%	0.86%	0.91%

4.60%	3.80%	4.92%	5.24%	5.47%

4.60%	3.80%	4.92%	5.24%	5.47%
37%	50%	36%	29%	56%

Annual Report | September 30, 2018	115

RiverNorth/DoubleLine Strategic Income Fund	Class R

Financial Highlights

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/ (loss) on investments(a)
Total income/(loss) from investment operations

Less distributions:
From net investment income
From net realized gain on investments
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset value
Net asset value - end of period

Total Return(c)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Portfolio turnover rate

(a)	Based on average shares outstanding during the period.

(b)	Less than $0.005 per share.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

See Notes to Financial Statements.

116	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
$10.62	$10.62	$10.39	$10.89	$10.63

0.45	0.38	0.49	0.54	0.57
(0.45)	0.08	0.37	(0.55)	0.38
–	0.46	0.86	(0.01)	0.95

(0.48)	(0.43)	(0.61)	(0.49)	(0.64)
(0.04)	(0.03)	–	–	(0.05)
(0.01)	–	(0.02)	–	–
(0.53)	(0.46)	(0.63)	(0.49)	(0.69)
0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
(0.53)	–	0.23	(0.50)	0.26
$10.09	$10.62	$10.62	$10.39	$10.89

0.07%	4.40%	8.62%	(0.12%)	9.09%

$165,472	$208,143	$230,953	$233,319	$232,191
1.11%	1.10%	1.11%	1.11%	1.16%
1.11%	1.10%	1.11%	1.11%	1.16%

4.34%	3.56%	4.67%	4.97%	5.26%

4.34%	3.56%	4.67%	4.97%	5.26%
37%	50%	36%	29%	56%

Annual Report | September 30, 2018	117

RiverNorth/Oaktree High Income Fund	Class I

Financial Highlights

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments(a)
Total income/(loss) from investment operations

Less distributions:
From net investment income
From net realized gain on investments
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset value
Net asset value - end of period

Total Return(c)

Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Portfolio turnover rate

See Notes to Financial Statements.

118	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2018		For the Year Ended September 30, 2017		For the Year Ended September 30, 2016		For the Year Ended September 30, 2015		For the Year Ended September 30, 2014
$9.73		$9.48		$9.18		$10.25		$9.95

0.39		0.35		0.44		0.43		0.47
(0.18)		0.31		0.44		(0.77)		0.33
0.21		0.66		0.88		(0.34)		0.80

(0.24)		(0.38)		(0.55)		(0.53)		(0.50)
–		–		–		(0.20)		–
(0.12)		(0.03)		(0.03)		–		–
(0.36)		(0.41)		(0.58)		(0.73)		(0.50)
0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00 (b)
(0.15)		0.25		0.30		(1.07)		0.30
$9.58		$9.73		$9.48		$9.18		$10.25

2.22%		7.11%		10.09%		(3.50%)		8.16%

$49,856		$63,842		$73,580		$88,360		$69,473

1.54	%(e)	1.35	%(e)	1.34	%(e)	1.36	%(e)	1.39%
1.36	%(e)	1.35	%(e)	1.34	%(e)	1.36	%(e)	1.35%

3.84	%(e)	3.59	%(e)	4.86	%(e)	4.40	%(e)	4.45%

4.02	%(e)	3.59	%(e)	4.86	%(e)	4.40	%(e)	4.49%

1.53	%(e)	1.35	%(e)	1.34	%(e)	1.35	%(e)	N/A
1.35	%(e)	1.35	%(e)	1.34	%(e)	1.35	%(e)	N/A

3.83	%(e)	3.59	%(e)	4.86	%(e)	4.41	%(e)	N/A

4.01	%(e)	3.59	%(e)	4.86	%(e)	4.41	%(e)	N/A
76%		121%		40%		70%		91%

Annual Report | September 30, 2018	119

RiverNorth/Oaktree High Income Fund	Class I

Financial Highlights	For a share outstanding throughout the periods presented

(a)	Based on average shares outstanding during the period.

(b)	Less than $0.005 per share.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

(e)	The portion of the ratios attributable to recoupments for the periods ended September 30, 2018, September 30, 2017, September 30, 2016 and September 30, 2015 were 0.00%, 0.00%, 0.00% and 0.06%, respectively.

See Notes to Financial Statements.

120	(888) 848-7569 | www.rivernorth.com

Intentionally Left Blank

RiverNorth/Oaktree High Income Fund	Class R

Financial Highlights

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments(a)
Total income/(loss) from investment operations

Less distributions:
From net investment income
From net realized gain on investments
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset value
Net asset value - end of period

Total Return(c)

Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Portfolio turnover rate

See Notes to Financial Statements.

122	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2018		For the Year Ended September 30, 2017		For the Year Ended September 30, 2016		For the Year Ended September 30, 2015		For the Year Ended September 30, 2014
$9.72		$9.47		$9.17		$10.24		$9.95

0.36		0.32		0.43		0.41		0.46
(0.16)		0.32		0.43		(0.77)		0.31
0.20		0.64		0.86		(0.36)		0.77

(0.23)		(0.36)		(0.54)		(0.51)		(0.48)
–		–		–		(0.20)		–
(0.11)		(0.03)		(0.02)		–		–
(0.34)		(0.39)		(0.56)		(0.71)		(0.48)
0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00 (b)
(0.14)		0.25		0.30		(1.07)		0.29
$9.58		$9.72		$9.47		$9.17		$10.24

2.07%		6.83%		9.83%		(3.76%)		7.78%

$6,758		$7,635		$7,203		$10,368		$16,163

1.79	%(e)	1.63	%(e)	1.62	%(e)	1.61	%(e)	1.63%
1.61	%(e)	1.60	%(e)	1.60	%(e)	1.61	%(e)	1.60%

3.60	%(e)	3.29	%(e)	4.69	%(e)	4.14	%(e)	4.40%

3.78	%(e)	3.33	%(e)	4.71	%(e)	4.14	%(e)	4.43%

1.78	%(e)	1.63	%(e)	1.62	%(e)	1.60	%(e)	N/A
1.60	%(e)	1.60	%(e)	1.60	%(e)	1.60	%(e)	N/A

3.59	%(e)	3.29	%(e)	4.69	%(e)	4.15	%(e)	N/A

3.77	%(e)	3.33	%(e)	4.71	%(e)	4.15	%(e)	N/A
76%		121%		40%		70%		91%

Annual Report | September 30, 2018	123

RiverNorth/Oaktree High Income Fund	Class R

Financial Highlights	For a share outstanding throughout the periods presented

(a)	Based on average shares outstanding during the period.

(b)	Less than $0.005 per share.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

(e)	The portion of the ratios attributable to recoupments for the periods ended September 30, 2018, September 30, 2017, September 30, 2016 and September 30, 2015 were 0.00%, 0.00%, 0.01% and 0.07%, respectively.

See Notes to Financial Statements.

124	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2018

1. ORGANIZATION

The RiverNorth Funds (the “Trust” or “Funds”) was established under the laws of Ohio by an Agreement and Declaration of Trust dated July 18, 2006 (the “Trust Agreement”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust Agreement permits the Board of Trustees (the “Board” or “Trustees”) to authorize and issue an unlimited number of shares of beneficial interest of a separate series without par value. All classes of shares for each of the Funds have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. The Funds are considered investment companies and therefore follow the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services Investment Companies.

The RiverNorth Core Opportunity Fund (the “Core Opportunity Fund”) was organized as a diversified series of the Trust on July 18, 2006 and commenced investment operations on December 27, 2006. The Core Opportunity Fund offers two classes of shares, Class I Shares (inception date of August 11, 2014) and Class R Shares (inception date of December 27, 2006). The investment adviser to the Core Opportunity Fund is RiverNorth Capital Management, LLC (the “Adviser”). The investment objective of the Core Opportunity Fund is to seek long-term capital appreciation and income.

The RiverNorth/DoubleLine Strategic Income Fund (the “Strategic Income Fund”) is a diversified series of the Trust and commenced investment operations on December 30, 2010. The Strategic Income Fund offers two classes of shares, Class I Shares and Class R Shares. The investment adviser to the Strategic Income Fund is RiverNorth Capital Management, LLC. The Strategic Income Fund’s sub-adviser is DoubleLine Capital, LP (“DoubleLine”). The investment objective of the Strategic Income Fund is current income and overall total return.

The RiverNorth/Oaktree High Income Fund (the “High Income Fund”) is a diversified series of the Trust and commenced investment operations on December 28, 2012. The High Income Fund offers two classes of shares, Class I Shares and Class R Shares. The investment adviser to the High Income Fund is RiverNorth Capital Management, LLC. The High Income Fund’s sub-adviser is Oaktree Capital Management, L.P. (“Oaktree Capital,” and with DoubleLine, each a “Sub-Adviser” or collectively, the “Sub-Advisers”). The investment objective of the High Income Fund is overall total return consisting of long-term capital appreciation and income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on the fiscal year end of the Funds.

Annual Report | September 30, 2018	125

RiverNorth Funds	Notes to Financial Statements

September 30, 2018

Security Valuation: The Funds’ assets and other financial instruments are generally valued at their fair value using market quotations. If a market value quotation is unavailable a security may be valued at its estimated fair value as described in Note 3.

Security Transactions and Related Income: The Funds follow industry practice and record security transactions on the trade date basis. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date or for certain foreign securities, when the information becomes available to the Funds, and interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region. Settlement on bank loans transactions may be in excess of seven business days.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s NAV. The tax is paid when the gain is realized and is included in capital gains tax in the Statements of Operations.

Other: The Funds hold certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

Share Valuation: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (“the Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of each Fund’s or class’ assets, subtracting their liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. For the year ended September 30, 2018, the Core Opportunity Fund, Strategic Income Fund, and High Income Fund received redemption fees of $13,800, $75,938, and $280, respectively.

126	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2018

Expenses: Some expenses of the Trust can be directly attributed to a Fund or a Fund specific share class. Expenses which cannot be directly attributed are apportioned among all Funds and Fund series classes in the Trust based on average net assets or another method approved by the Board.

Federal Income Taxes: The Funds make no provision for federal income tax. Each Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its taxable income. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

As of and during the year ended September 30, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statements of Operations. During the year the Funds did not incur any interest or penalties.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset values per share of the Funds.

3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including using such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Annual Report | September 30, 2018	127

RiverNorth Funds	Notes to Financial Statements

September 30, 2018

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

●	Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

●	Level 3 – Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, rights, warrants, closed-end funds, exchange-traded funds, preferred stocks, and business development company notes are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or a Sub-Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser or a Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, Sub-Adviser, or valuation committee in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including short-term investments and open-end funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

128	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2018

Domestic and foreign fixed income securities, including foreign and U.S. corporate bonds, U.S. Government bonds and notes, foreign government bonds and notes, supranationals and foreign agencies, non-agency collateralized mortgage obligations, U.S. Government/Agency mortgage backed securities, bank loans, collateralized loan obligations, municipal bonds, and high yield debt, as well as non-exchange traded derivatives, including forward foreign currency contracts and total return swaps, are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services. Total Return swaps are valued based on a formula of the underlying asset’s nightly value, the Overnight London-Interbank Offered Rate (“USD-LIBOR”) and an annual fee or various agreed upon inputs. Foreign currency positions, including forward foreign currency contracts, are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern time. Prices obtained from independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Data used to establish quotes includes analysis of cash flows, pre-payment speeds, default rates, delinquency assumptions and assumptions regarding collateral and loss assumptions. These securities will be classified as Level 2 securities.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Funds’ good faith pricing guidelines, the Adviser, Sub-Adviser, or valuation committee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser, Sub-Adviser, or valuation committee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) discounted cash flow models; (iii) weighted average cost or weighted average price; (iv) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (v) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s, a Sub-Adviser’s, or the valuation committee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Funds’ NAV calculation that may affect a security’s value, or the Adviser or a Sub-Adviser is aware of any other data that calls into question the reliability of market quotations.

Good faith pricing may also be used in instances when the bonds in which the Funds invest default or otherwise cease to have market quotations readily available. Investments in foreign securities, junk bonds, or other thinly traded securities are more likely to trigger good faith pricing than other securities.

Annual Report | September 30, 2018	129

RiverNorth Funds	Notes to Financial Statements

September 30, 2018

The following is a summary of the inputs used at September 30, 2018 in valuing the Funds’ assets and liabilities:

Core Opportunity Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Closed-End Funds	$71,339,089	$–	$–	$71,339,089
Common Stocks	7,962,886	–	–	7,962,886
Exchange-Traded Funds	44,860,204	–	–	44,860,204
Preferred Stocks	79,575	–	–	79,575
Business Development Company Notes	1,824,613	–	–	1,824,613
U.S. Government Bonds and Notes	–	4,976,550	–	4,976,550
Rights	88,085	–	–	88,085
Warrants	487,631	–	–	487,631
Total	$126,642,083	$4,976,550	$–	$131,618,633

Strategic Income Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Closed-End Funds	$502,895,321	$–	$–	$502,895,321
Common Stocks	739,123	–	–	739,123
Open-End Funds	28,777,147	–	–	28,777,147
Preferred Stocks	41,739,777	–	–	41,739,777
Business Development Company Notes	20,748,508	–	–	20,748,508
Foreign Corporate Bonds	–	46,990,792	–	46,990,792
U.S. Corporate Bonds	–	64,743,291	–	64,743,291
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	–	4,708,109	–	4,708,109
Bank Loans	–	33,718,127	–	33,718,127
Collateralized Loan Obligations	–	39,151,170	–	39,151,170
Non-Agency Collateralized Mortgage Obligations	–	525,710,253	–	525,710,253
U.S. Government Bonds and Notes	–	245,514,977	–	245,514,977
Municipal Bonds	–	19,958,306	–	19,958,306
U.S. Government / Agency Mortgage Backed Securities	–	204,397,955	–	204,397,955
Short-Term Investments	99,981,380	8,694,608	–	108,675,988
Total	$694,881,256	$1,193,587,588	$–	$1,888,468,844

130	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2018

High Income Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Closed-End Funds	$8,636,363	$–	$–	$8,636,363
Common Stocks	3,362	–	–	3,362
Convertible Preferred Stocks	5,500	–	–	5,500
Preferred Stocks	–	–	75,000	75,000
Bank Loans	–	27,102,582	–	27,102,582
High Yield Debt	–	18,379,342	–	18,379,342
Rights	0	–	–	0
Short-Term Investments	2,867,163	–	–	2,867,163
Total	$11,512,388	$45,481,924	$75,000	$57,069,312

	Valuation Inputs
Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Contracts	$–	$43,455	$–	$43,455
Liabilities
Forward Foreign Currency Contracts	$–	$(9,265)	$–	$(9,265)
Total	$–	$34,189	$–	$34,189

*	Refer to each Fund’s Schedule of Investments for a listing of securities by type.

**	Other financial instruments are derivative instruments reflected in the Schedule of Investments.

The changes of the fair value of investments for which the Funds have used Level 3 inputs to determine the fair value are as follows:

Investments in Securities	Balance as of October 1, 2017	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of September 30, 2018	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2018
High Income Fund
Preferred Stock	$75,000	$–	$–	$–	$–	$–	$75,000	$–
	$75,000	$–	$–	$–	$–	$–	$75,000	$–

Annual Report | September 30, 2018	131

RiverNorth Funds	Notes to Financial Statements

September 30, 2018

The Table below provides additional information about the Level 3 Fair Value Measurements as of September 30, 2018:

Quantitative Information about Level 3 Fair Value Measurements

High Income Fund

Asset Class	Fair Value (USD)	Valuation Technique	Unobservable Inputs(a)	Range
Preferred Stock	$75,000	Market Approach	EBITA Multiple	9.5-10x

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITA Multiple	Increase	Decrease

There were no transfers into or out of Level 3 during the period.

4. DERIVATIVE FINANCIAL INSTRUMENTS

The following discloses the Funds’ use of derivative instruments. The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts such as total return swap contracts and forward foreign currency contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Risk of Investing in Derivatives

The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

132	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2018

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds.

Forward Foreign Currency Contracts

The Funds may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. During the year ended September 30, 2018, the High Income Fund engaged in forward foreign currency contracts. The contracts are marked-to-market daily and the change in value is recorded by the High Income Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the High Income Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The High Income Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

If required by the forward foreign currency contracts, the High Income Fund has segregated sufficient assets as collateral to satisfy the current obligations with respect to forward foreign currency contracts, and this is reflected as Cash segregated at custodian for forward foreign currency contracts on the High Income Fund’s Statement of Assets and Liabilities.

Total Return Swaps

Certain Funds may enter into total return swaps. Total return swaps are agreements that provide the Funds with a return based on the performance of an underlying asset (called a “reference asset”), in exchange for fee payments to a counterparty based on a specific rate of return. The difference in the value of these income streams is recorded daily by the Funds, and is settled in cash periodically. The fee paid by the Funds will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate. Generally, the basis of the total return swap is the unamortized premium received or paid. The periodic swap payments received or made by the Funds are recorded in the Statement of Operations as realized gains or losses, respectively. When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. In addition, if the reference asset declines in value over the term of the swap, the Funds would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the reference asset does not perform as anticipated by the Adviser. The Funds may use its own net asset value or the net asset value of a similar fund as the reference asset in a total return swap. This strategy serves to reduce “cash drag” (the impact of uninvested cash on the Fund’s overall return) by replacing it with the total return of the Fund’s own, or a similar fund’s investment holdings. The Funds record fluctuations in the value of open swap contracts on a daily basis as unrealized gains or losses. No Funds invested in swaps during the fiscal year ended September 30, 2018.

Annual Report | September 30, 2018	133

RiverNorth Funds	Notes to Financial Statements

September 30, 2018

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.

If required by the swap agreement, the Funds have segregated sufficient assets as collateral to satisfy the current obligations with respect to total return swaps, and this is reflected as Cash segregated at custodian for total return swap contracts on each Fund's respective Statement of Assets and Liabilities.

The effect of derivatives instruments on each Fund's Statement of Assets and Liabilities as of September 30, 2018:

		Asset Derivatives
Fund	Risk Exposure	Statement of Assets and Liabilities Location	Fair Value
High Income Fund	Foreign exchange rate risk (Forward foreign currency contracts)	Unrealized appreciation on forward foreign currency contracts	$43,455

		Liabilities Derivatives
Fund	Risk Exposure	Statement of Assets and Liabilities Location	Fair Value
High Income Fund	Foreign exchange rate risk (Forward foreign currency contracts)	Unrealized depreciation on forward foreign currency contracts	$(9,265)

134	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2018

The effect of derivatives instruments on each Fund's Statement of Operations for the year ended September 30, 2018:

Fund	Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
High Income Fund	Foreign exchange rate risk (Forward foreign currency contracts)	Net realized gain/(loss) on Forward Foreign Currency Contracts/ Net change in unrealized appreciation/ depreciation on Forward Foreign Currency Contracts	$748,292	$35,448

The forward currency contracts average notional amount during the year ended September 30, 2018, is noted below.

Fund	Average Notional Amount of Forward Foreign Currency Contracts
High Income Fund	$13,808,629

Offsetting Arrangements: Certain derivative contracts are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Annual Report | September 30, 2018	135

RiverNorth Funds	Notes to Financial Statements

September 30, 2018

The following table presents derivative financial instruments that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of September 30, 2018.

Offsetting of Derivatives Asset

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Received(a)	Net Amount
High Income Fund
Forward Foreign Currency Contracts	$43,455	$–	$43,455	$(9,265)	$–	$34,190
Total	$43,455	$–	$43,455	$(9,265)	$–	$34,190

Offsetting of Derivatives Liability

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Pledged(a)	Net Amount
High Income Fund
Forward Foreign Currency Contracts	$9,265	$–	$9,265	$(9,265)	$–	$–
Total	$9,265	$–	$9,265	$(9,265)	$–	$–

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

136	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2018

5. LOAN PARTICIPATIONS AND ASSIGNMENTS

The Strategic Income Fund and High Income Fund may each invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Strategic Income Fund and High Income Fund will normally invest in corporate debt issuers in North America and Europe. The Strategic Income Fund and High Income Fund investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Strategic Income Fund and High Income Fund may each invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Strategic Income Fund and High Income Fund will generally purchase assignments of these loans, in which case they will typically become lenders for purposes of the relevant loan agreement with direct contractual rights against the borrower, including the right to receive payments of principal and interest. When purchasing participation interests in a loan, the Strategic Income Fund and High Income Fund generally have no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Strategic Income Fund and High Income Fund may each be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. The Strategic Income Fund and High Income Fund may each enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Strategic Income Fund and High Income Fund have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Strategic Income Fund and High Income Fund may each receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Strategic Income Fund and High Income Fund may each receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. At September 30, 2018, the Strategic Income Fund and High Income Fund had $9,220,000 and $1,767,583, respectively, in unsettled domestic and foreign loan commitments.

6. ADVISORY FEES, TRUSTEE FEES AND OTHER AGREEMENTS

The Adviser serves as the investment adviser to the Funds. Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the supervision of the Board, provides or arranges to be provided to the Funds such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Funds consistent with the Funds’ investment objectives and policies. As compensation for its management services, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of the average daily net assets of the Funds.

The Chief Compliance Officer (“CCO”) of the Funds is an affiliate of the Funds. For the year ended September 30, 2018, the total related amounts paid by the Funds for CCO fees are included in Compliance expenses on each Funds’ Statement of Operations.

Annual Report | September 30, 2018	137

RiverNorth Funds	Notes to Financial Statements

September 30, 2018

The following table reflects the Funds’ contractual management fee rates (expressed as an annual rate).

Fund	Contractual Management Fee
Core Opportunity Fund	1.00%
Strategic Income Fund	0.75%
High Income Fund	1.00%

The Adviser has contractually agreed to waive the High Income Fund’s management fees and/or reimburse expenses (excluding brokerage fees and commissions; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses) of the High Income Fund until at least January 31, 2019 in order to maintain the Total Annual Fund Operating Expenses After Fee Deferral and/or Reimbursement at 1.60% and 1.35% for the Class R shares and Class I shares, respectively. This agreement may be terminated by the Fund’s Board of Trustees on 60 days written notice to the Adviser. Any waiver or reimbursement is subject to repayment by the High Income Fund within three years following the fiscal year in which the expenses occurred if the Fund is able to make the repayment without exceeding its current expense limitation and the repayment is approved by the Board of Trustees.

As of the year ended September 30, 2018, reimbursed expenses for the High Income Fund subject to potential recovery by year of expiration are as follows:

	Expiring September 30,
	2019	2020	2021
High Income Fund
Class I	N/A	N/A	$98,502
Class R	$1,430	$2,773	$13,126
Total	$1,430	$2,773	$111,628

For the year ended September 30, 2018, the Adviser opted to forgo $164,526 in management fees in the Strategic Income Fund related to the Fund's investment in an affiliate fund, the High Income Fund. This waiver of affiliated management fees is reflected net within the Investment Adviser Fee on the Statement of Operations.

DoubleLine is the investment sub-adviser to the Strategic Income Fund. Oaktree Capital is the investment sub-adviser to the High Income Fund. Under the terms of the sub-advisory agreements, the Sub-Advisers, subject to the supervision of the Adviser and the Board of the Trust, provide to the Strategic Income Fund and the High Income Fund such investment advice as deemed advisable and will furnish a continuous investment program for the portion of assets managed in the respective Fund consistent with the respective Fund's investment objective and policies. As compensation for its sub-advisory services, the Adviser is obligated to pay each Sub-Adviser a fee computed and accrued daily and paid monthly in arrears based on an annual rate of the average daily net assets of the Strategic Income Fund and the High Income Fund.

ALPS Fund Services, Inc. (“ALPS”) provides the Funds with fund administration and fund accounting services. ALPS also serves as transfer agent, dividend paying and shareholder servicing agent for the Funds (“Transfer Agent”).

State Street Bank & Trust, Co. serves as the Funds’ custodian.

The Funds have adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”). The Plan permits the Funds to pay the Adviser for distribution and promotion expenses related to marketing shares of the Funds. The amount payable annually by the Class R shares of the Core Opportunity Fund, the Class R Shares of the Strategic Income Fund, and the Class R Shares of the High Income Fund is 0.25% of the average daily net assets. Under the Plan the Trust may engage in any activities related to the distribution of Fund shares. The expenses of the Funds’ Plan are reflected as 12b-1 fees in the Statements of Operations.

138	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2018

The Funds have entered into a Distribution Agreement with ALPS Distributors, Inc. (“the Distributor”), an affiliate of ALPS, to provide distribution services to the Funds. The Distributor serves as underwriter/distributor of shares of the Funds. DST Systems, Inc. (‘‘DST’’), the parent company of AFS, is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc., a publicly traded company listed on the NASDAQ Global Select Market, which acquired DST in a transaction which closed on April 16, 2018.

Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser received no salary or fees from the Trust. Each Trustee who is not an “interested person” receives a fee of $36,000 per year, plus $1,500 per meeting attended from the Trust. In addition, the chair of the audit committee receives $500 annually and the lead independent Trustee receives $250 annually. The Trust reimburses each Trustee and Officer for his or her travel and other expenses relating to attendance at such meetings. The Trustees are also compensated for their services as independent directors of other funds within the fund complex.1

A Trustee and certain Officers of the Trust are also employees of the Adviser, the Distributor or ALPS Fund Services, Inc.

[1]	The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds Trust, and the RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., the RiverNorth Marketplace Lending Corporation, and the RiverNorth Opportunistic Municipal Income Fund, Inc.

7.  TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by a Fund.

The tax character of distributions paid by the Funds during the fiscal year ended September 30, 2018, was as follows:

	Ordinary Income	Tax-Exempt Income	Distributions paid from Long-Term Capital Gain	Return of Capital	Total
Core Opportunity Fund*	$7,867,901	$135,673	$41,398,933	$–	$49,402,507
Strategic Income Fund*	100,095,220	–	7,270,309	1,899,952	109,265,481
High Income Fund*	1,503,303	–	–	731,596	2,234,899

Annual Report | September 30, 2018	139

RiverNorth Funds	Notes to Financial Statements

September 30, 2018

The tax character of distributions paid by the Funds during the fiscal year ended September 30, 2017, was as follows:

	Ordinary Income	Tax-Exempt Income	Distributions paid from Long-Term Capital Gain	Return of Capital	Total
Core Opportunity Fund*	$13,479,295	$23,723	$10,177,520	$–	$23,680,538
Strategic Income Fund*	95,846,805	529,827	1,140,967	–	97,517,599
High Income Fund*	3,223,946	–	–	286,026	3,509,972

*	Classification of Distributions: Net investment income and net realized gain may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

Components of Distributable Earnings on a Tax Basis: The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended September 30, 2018, certain differences were reclassified. These differences were primarily due to prior year true up, redemption in-kind, book/tax distribution differences, tax treatment of passive foreign investment companies, principle payments, and to the different tax treatment of certain other investments; the amounts reclassified did not affect net assets. The reclassifications were as follows:

	Paid-in Capital	Total Distributable Earnings
Core Opportunity Fund	$(69,553)	$69,553
Strategic Income Fund	–	–
High Income Fund	(14,517)	14,517

At September 30, 2018, the components of distributable earnings on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Accumulated Capital Gains/(Losses)	Net Unrealized Appreciation/ (Depreciation)	Other Cumulative Effect of Timing Differences	Total
Core Opportunity Fund	$1,675,344	$25,113,249	$7,098,879	$–	$33,887,472
Strategic Income Fund	–	(7,990,620)	(126,478,548)	(6,174,641)	(140,643,809)
High Income Fund	–	(3,598,960)	(592,379)	(34,190)	(4,225,529)

Capital Losses: As of September 30, 2018 the following Funds had capital loss carryforwards which may reduce the applicable Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax pursuant to the Code. The capital loss carryforwards may be carried forward indefinitely. Other cumulative effect of timing differences were primarily due to treatment of defaulted security and to the different tax treatment of certain other investments.

140	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2018

Capital losses carried forward were as follows:

Fund	Non-Expiring Short-Term	Non-Expiring Long-Term
High Income Fund	$705,759	$2,390,720

The Strategic Income Fund and the High Income Fund have elected to defer to the year ending September 30, 2019, capital losses recognized during the period November 1, 2017 to September 30, 2018, in the amount of $7,990,620 and $502,481.

Unrealized Appreciation and Depreciation on Investments: The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at September 30, 2018, were as follows:

Fund	Gross Appreciation (excess of value over tax)	Gross Depreciation (excess of tax cost over value)	Net Appreciation on Foreign Currency and Derivatives	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
Core Opportunity Fund*	$9,277,317	$(2,178,438)	$–	$7,098,879	$124,519,754
Strategic Income Fund*	45,188,770	(171,667,318)	–	(126,478,548)	2,014,947,392
High Income Fund*	499,440	(1,109,501)	17,682	(592,379)	57,679,373

*	The difference between book and tax basis unrealized appreciation/(depreciation) for the Funds is attributable primarily to PFIC’s, wash sales and tax treatment of certain other investments.

8.  INVESTMENT TRANSACTIONS

Investment transactions for the year ended September 30, 2018, excluding U.S. Government Obligations and short-term investments, were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Core Opportunity Fund	$114,645,912	$232,010,186	*
Strategic Income Fund	523,198,532	421,881,101
High Income Fund	44,068,075	50,872,244

*	Does not include redemption in-kind. See Note 10.

Annual Report | September 30, 2018	141

RiverNorth Funds	Notes to Financial Statements

September 30, 2018

Investment Transactions in U.S. Government Obligations for the year ended September 30, 2018 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Core Opportunity Fund	$15,039,242	$10,094,176
Strategic Income Fund	288,085,728	230,654,640

9.  INVESTMENTS IN AFFILIATED COMPANIES

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Investment Company Act of 1940, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, shares and value of investment in affiliated companies for the year ended September 30, 2018 were as follows:

Strategic Income Fund

Security Name	Share Balance as of September 30, 2017	Purchases	Sales	Share Balance as of September 30, 2018	Value as of September 30, 2018	Dividends	Change in Unrealized Gain (Loss)	Realized Gain (Loss)
RiverNorth/Oaktree High Income Fund, Class I	2,893,133	110,525	–	3,003,658	$28,777,147	$960,199	$(312,699)	$–
					$28,777,147	$960,199	$(312,699)	$–

10. RELATED PARTY TRANSACTIONS

The Funds are permitted to purchase and sell securities from or to certain affiliates under specific conditions outlined in the Rule 17a-7 procedures adopted by the Board. The procedures are designed to ensure that any purchase or sale of securities by a Fund from or to another fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. Each transaction is effected at the current market price as defined in the Rule 17a-7 procedures. During th year ended September 30, 2018, the RiverNorth Core Opportunity Fund made in-kind redemptions of securities with the Brinker Destinations Multi-Strategy Alternatives Fund (the “Brinker Fund”), which is an affiliated fund due to the Adviser’s engagement as a subadviser to the Brinker Fund. The intent of the transactions was to save on transaction costs for both the Brinker Fund and for the RiverNorth Core Opportunity Fund on the sale of assets. The in-kind redemption transactions of 3,623,914 shares were in the amount of $75,486,564, of which $30,008,566 was the market value of securities, with a realized loss of $27,171. There were no in-kind purchases and no other in-kind transactions during the year.

142	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2018

11. REVOLVING LINE OF CREDIT

On April 8, 2014, the Funds entered into a $100,000,000 committed unsecured Revolving Credit Agreement with State Street Bank & Trust, Co. The Revolving Credit Agreement was amended on April 17, 2015, April 5, 2016, April 4, 2017 and on April 3, 2018. The Revolving Credit Agreement expires on April 2, 2019. Borrowings under this arrangement bear interest at the higher of the Federal Funds Rate and the One-Month LIBOR Rate in effect on the day the loan is made plus 1.25%, which is 3.51% at September 30, 2018. From October 1, 2017 through September 30, 2018, the Funds paid a facility fee on unloaned balances equal to the product of $100,000,000 less the principal amount of loans outstanding and 0.25%. The Revolving Credit Agreement expires on April 2, 2019. For the year ended September 30, 2018, the High Income Fund borrowed $1,500,000 from April 16, 2018 to May 14, 2018 at an interest rate of 3.16%. These amounts reflect the average borrowing amount, maximum borrowed amount, and average interest rate during the year for the days the Fund borrowed. No other Fund borrowed under the agreement during the year presented.

12. BENEFICIAL OWNERSHIP

On September 30, 2018, there were an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest are shown in the Statements of Changes in Net Assets.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. Beneficial owners owning more than 25% of the voting securities for the benefit of their customers of each class of each Fund, as of September 30, 2018, are listed below:

Fund	Shareholder Name	Percentage Interest
Core Opportunity Fund - Class I	National Financial Services, LLC	44.32%
Core Opportunity Fund - Class R	Charles Schwab & Company, Inc.	26.83%
Core Opportunity Fund - Class R	National Financial Services, LLC	26.37%
Strategic Income Fund - Class I	Charles Schwab & Company, Inc.	35.57%
Strategic Income Fund - Class R	Charles Schwab & Company, Inc.	40.15%
High Income Fund - Class I	RiverNorth Doubleline Strategic Income Fund	57.75%
High Income Fund - Class R	Charles Schwab & Company, Inc.	57.11%

13. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Annual Report | September 30, 2018	143

RiverNorth Funds	Notes to Financial Statements

September 30, 2018

14. SEC REGULATIONS

On October 4, 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to US Generally Accepted Accounting Principles for investment companies. Effective November 4, 2018, the Fund adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Funds’ adoption of those amendments, effective with the financial statements prepared as of September 30, 2018, had no effect on the Funds’ net assets or results of operations.

15. NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for a callable debt security held at a premium from the maturity date to the earliest call date. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the funds.

144	(888) 848-7569 | www.rivernorth.com

Report of Independent Registered
RiverNorth Funds	Public Accounting Firm

September 30, 2018

To the Shareholders and Board of Trustees of

RiverNorth Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of RiverNorth Funds, comprising RiverNorth Core Opportunity Fund, RiverNorth/DoubleLine Strategic Income Fund, and RiverNorth/Oaktree High Income Fund (the “Funds”), as of September 30, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of September 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of September 30, 2018, by correspondence with the custodian, agent banks, and brokers, or by other appropriate auditing procedures where replies from agent banks or brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of RiverNorth Capital Management, LLC’s investment companies since 2006.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 29, 2018

Annual Report | September 30, 2018	145

RiverNorth Funds	Additional Information

September 30, 2018 (Unaudited)

PROXY VOTING GUIDELINES

A description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at (888) 848-7569 and (2) from Form N-PX filed by the Funds with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds’ first and third fiscal quarters end on December 31 and June 30. The Form N-Q filing must be made within 60 days of the end of the quarter. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operations of the Public Reference Room). You may also obtain copies by calling the Funds at 1-888-848-7569.

UNAUDITED TAX INFORMATION

The RiverNorth Core Opportunity Fund designated the following for federal income tax purposes for the year ended September 30, 2018:

	Foreign Taxes Paid	Foreign Source Income
RiverNorth Core Opportunity Fund	$89,678	$828,906

Tax-Exempt Percentage
RiverNorth Core Opportunity Fund	2.59%

Of the distributions paid by the Funds from ordinary income for the calendar year ended December 31, 2017, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
RiverNorth Core Opportunity Fund	-	28.17%
RiverNorth/DoubleLine Strategic Income Fund	-	1.20%
RiverNorth/Oaktree High Income Fund	-	0.74%

In early 2018, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2017 via Form 1099. The Funds will notify shareholders in early 2019 of amounts paid to them by the Funds, if any, during the calendar year 2018.

146	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Additional Information

  September 30, 2018 (Unaudited)

Pursuant to Section 852(b)(3) of the Internal Revenue Code, RiverNorth Core Opportunity Fund and RiverNorth/DoubleLine Strategic Income Fund, designated $41,398,933 and $7,270,309 respectively, as long-term capital gain dividends.

Annual Report | September 30, 2018	147

RiverNorth Funds	Trustees and Officers

September 30, 2018 (Unaudited)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

INDEPENDENT TRUSTEES

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
John K. Carter Y.O.B. 1961	Trustee	Indefinite/ January 2013 to present	Partner, Law Office of Carter Reymann Law, P.A. (a general practice and corporate law firm) (2018 to present); Law Office of John K. Carter, P.A. (a general practice and corporate law firm) (2015 to 2018); Managing Partner, Global Recruiters of St. Petersburg (a financial services consulting and recruiting firm) (2012 to 2015).	7	RiverNorth Opportunistic Municipal Income Fund (1 fund) (2018- present); Carillon Mutual Funds (14 funds) (2016 to present)); RiverNorth Marketplace Lending Corporation (1 fund) (2016 to present); RiverNorth/ DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Funds (3 funds) (2006 to present).
James G. Kelley Y.O.B. 1948	Trustee	Indefinite/ December 2006 to present	Certified Business Coach, JGK & Associates (2000 to present).	5	Member, Illinois Board of Examiners (2012 to present); Chair (2017 to present).

148	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Trustees and Officers

September 30, 2018 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
John S. Oakes Y.O.B. 1943	Trustee	Indefinite/ December 2010 to present	Principal, Financial Search and Consulting (a recruiting and consulting firm) (2013 to present); Regional Vice President, Securities America (a broker-dealer) (2007 to 2013).	7	RiverNorth Opportunistic Municipal Income Fund (1 fund) (2018-present); RiverNorth Marketplace Lending Corporation (1 fund) (2016 to present); RiverNorth/ DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Opportunities Fund, Inc. (1 fund) (2013 to present).
Fred G. Steingraber Y.O.B. 1938	Trustee	Indefinite/ January 2013 to present	Chairman, Board Advisors LLC (a consulting firm) (2001 to present). Retired, Chairman Emeritus, A.T. Kearney (a business consulting firm) (2001 to present)	5	Director, Diamond Hill Financial Trends Fund (a closed-end fund) (1989 to 2013). Director, Elkay Manufacturing (2004 to present). Director, Talent Intelligence (leadership development) (2004 to present). Chairman Emeritus, A.T. Kearney (management consulting) (2001 to present). Chairman, Board Advisors (Board consulting) (2001 to present)

[1]	The mailing address of each Trustee is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.

[2]	The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds Trust, and the RiverNorth Opportunities Fund, Inc., RiverNorth DoubleLine Strategic Opportunity Fund, Inc., the RiverNorth Marketplace Lending Corporation, and the RiverNorth Opportunistic Municipal Income Fund, Inc.

Annual Report | September 30, 2018	149

RiverNorth Funds	Trustees and Officers

September 30, 2018 (Unaudited)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

INTERESTED TRUSTEE AND OFFICERS

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
Patrick W. Galley[3] Y.O.B. 1975	President, Principal Executive Officer and Trustee	Indefinite/ July 2006 to present	Chief Investment Officer, RiverNorth Capital Management, LLC (2004 to present).	7	RiverNorth Opportunistic Municipal Income Fund (1 fund) (2018-present); RiverNorth Marketplace Lending Corporation (1 fund) (2016 to present); RiverNorth/ DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Opportunities Fund, Inc. (1 fund) (2013 to present); Board of Managers of RiverNorth Capital Management, LLC (since 2010) and RiverNorth Financial Holdings, LLC (2014 to present) and Board of Directors RiverNorth Holdings, Co. (since 2010).
Jonathan M. Mohrhardt Y.O.B. 1974	Treasurer and Chief Financial Officer	Indefinite/ February 2009 to present	Chief Operating Officer, RiverNorth Capital Management, LLC (2011 to present).	N/A	Board of Managers RiverNorth Capital Management, LLC (2010 to present), Board of Managers of RiverNorth Financial Holdings, LLC (2014 to present) and Board of Directors RiverNorth Holdings, Co. (2010 to present).

150	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Trustees and Officers

September 30, 2018 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
Marcus L. Collins Y.O.B. 1968	Chief Compliance Officer; Secretary	Indefinite/ May 2012 to Present; Indefinite/ January 2017 to Present	General Counsel, RiverNorth Capital Management, LLC (2012 to present), Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present).	N/A	N/A
Allen G. French Y.O.B. 1959 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Assistant Secretary	Indefinite/ November 2016 to present	Senior Investment Company Act Paralegal, ALPS Fund Services, Inc. (2016 to present); Manager, Investment Company Act Products, Transamerica Asset Management, Inc. (2015 to 2016); Senior Paralegal, ALPS Fund Services, Inc. (2012 to 2015).	N/A	N/A
Michael Herrera Y.O.B. 1985 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Assistant Treasurer	Indefinite/ August 2018 to present	Fund Controller, ALPS Fund Services (2007 to present).	N/A	N/A

[1]	The mailing address of each Trustee and officer, unless otherwise noted, is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.

[2]	The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds Trust, and the RiverNorth Opportunities Fund, Inc., RiverNorth DoubleLine Strategic Opportunity Fund, Inc., the RiverNorth Marketplace Lending Corporation, and the RiverNorth Opportunistic Municipal Income Fund, Inc.

[3]	Patrick W. Galley is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and Chief Investment Officer of the Fund's investment adviser.

The Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling (toll-free) 1-888-848-7569

Annual Report | September 30, 2018	151

RiverNorth Funds
RiverNorth Core Opportunity Fund
RiverNorth/DoubleLine Strategic Income Fund
RiverNorth/Oaktree High Income Fund

Board of Trustees
Patrick W. Galley, CFA, Chairman
James G. Kelley
John S. Oakes
Fred G. Steingraber
John K. Carter

Investment Adviser
RiverNorth Capital Management, LLC

Sub Advisers
DoubleLine Capital LP
Oaktree Capital Management, L.P.

Transfer Agent, Administrator and
Dividend Disbursing Agent
ALPS Fund Services, Inc.

Distributor
ALPS Distributors, Inc.

Custodian
State Street Bank & Trust

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.

This report is provided for the general information of the shareholders of the RiverNorth Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code of ethics to an appropriate person or persons identified in the code of ethics; and

(5)	Accountability for adherence to the code of ethics.

(c)	Amendments: During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	Waivers: During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Posting: We do not intend to post the code of ethics for the Officers or any amendments or waivers on a website.

(f)	Availability: The code of ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund listed in that Fund’s prospectus .

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees
	Fiscal Year	Audit Fees
	FY 2018	$68,000
	FY 2017	$68,000

(b)	Audit-Related Fees
	Fiscal Year	Registrant
	FY 2018	$0
	FY 2017	$0

(c)	Tax Fees
	Fiscal Year	Registrant
	FY 2018	$15,000
	FY 2017	$15,000
	Nature of the Tax Fees: prepare tax returns

(d)	All Other Fees
	Fiscal Year	Registrant
	FY 2018	$7,275
	FY 2017	$4,550
	Nature of the fees: cursory review of Semi-Annual Shareholder report, certain out-of-pocket expenses, and post-effective amendment consents.

(e)

(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence.

(2)	Percentages of Services Approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)	During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal Year	Registrant	Adviser
FY 2018	$0	$0
FY 2017	$19,550	$0

Item 5.	Audit Committee of Listed Registrants.

NOT APPLICABLE – applies to listed companies only

Item 6.	Schedule of Investments.

(a)	The schedule of investments is included as part of the Report to Stockholders filed under Item 1 of this report.

(b)	NOT APPLICABLE.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE – applies to closed-end funds only

Item 10.	Submission of Matters to Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)	There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 13.	Exhibits.

(a)(1)	Certifications pursuant to Rule 30a-2(b) under the Act (17 CFR 30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act (17 CFR 30a-2(a)) are attached hereto.

(a)(3)	None.

(a)(4)	None.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act (17 CFR 30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: RiverNorth Funds

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President

Date:	December 10, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President & Chief Executive Officer

Date:	December 10, 2018

By:	/s/ Jonathan M. Mohrhardt
Name:	Jonathan M. Mohrhardt
Title:	Treasurer & Chief Financial Officer

Date:	December 10, 2018